                                 [GRAPHIC]

                                 Smith Barney
[GRAPHIC]                        Diversified
                                 Strategic
                                 Income Fund


                                 -------------
                                 ANNUAL REPORT
                                 -------------


                                 July 31, 1998



                                 [LOGO] Smith Barney Mutual Funds
                                 Investing for your future.
                                 Every day.(SM)

Smith Barney
Diversified Strategic
Income Fund

================================================================================

================================================================================

The Smith Barney Diversified Income Fund ("Fund") seeks high current income through investments in bonds issued by the U.S. Government and its agencies, high-yield corporate bonds and foreign government bond issues.


Smith Barney Diversified Strategic Income Fund
Average Annual Total Returns
July 31, 1998

                                 Without Sales Charge(1)
--------------------------------------------------------------------------------
                            Class A         Class B        Class L(2)
================================================================================
One-Year                     7.47%           6.93%           7.08%
--------------------------------------------------------------------------------
Five-Year                    7.69            7.19            7.19
--------------------------------------------------------------------------------
Since Inception+             8.34            8.90            7.35
================================================================================

                                  With Sales Charge(3)
--------------------------------------------------------------------------------
                            Class A         Class B        Class L(2)
================================================================================
One-Year                     2.60%           2.46%           5.04%
--------------------------------------------------------------------------------
Five-Year                    6.69            7.05            6.99
--------------------------------------------------------------------------------
Since Inception+             7.47            8.90            7.16
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

Please note that the Fund's future target asset allocation has changed. The Fund's new allocation will be 20% foreign government securities, 50% U.S. government securities and 30% high-yield corporate bonds. The reasons for these recent changes to the Fund's portfolio are threefold:

1)   Higher yields that can be obtained domestically;

2) Current economic dislocations in Southeast Asia as well as the absence of meaningful reform; and

3)   Potential overflow of the crisis in Asia to other foreign economies.

================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SDSAX
           Class B                      SLDSX
           Class L                      SDSIX

================================================================================
What's Inside
================================================================================

Shareholder Letter ........................................    1

Historical Performance ....................................    6

Smith Barney Diversified Strategic

Income Fund at a Glance ...................................    9

Schedule of Investments ...................................   10

Statement of Assets and Liabilities .......................   21

Statement of Operations ...................................   22

Statements of Changes in Net Assets .......................   23

Notes to Financial Statements .............................   24

Financial Highlights ......................................   30

Tax Information ...........................................   34

Independent Auditors' Report ..............................   35

Additional Shareholder Information ........................   36

================================================================================
Shareholder Letter
================================================================================



[PHOTO]                                 [PHOTO]

HEATH B.                                JAMES E.
MCLENDON                                CONROY

Chairman                                Vice President and
                                        Investment Officer


[PHOTO]                                 [PHOTO]

JOHN C.                                 SIMON
BIANCHI, CFA                            HILDRETH

Vice President and                      Portfolio Manager
Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Diversified Strategic Income Fund ("Fund") for the period ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Fund seeks to provide investors with a high current income while attempting to minimize the risk of interest rate and currency fluctuations. The Fund's managers follow a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the Fund's management team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds, and foreign government bonds.

A Classic Series Fund

The Diversified Strategic Income Fund is part of the Classic Series of Smith Barney Mutual Funds. The Classic Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update

For the year ended July 31, 1998, the Fund's Class A, B and L shares had total returns of 7.47%, 6.93% and 7.08% without sales charge, respectively, and underperformed the Lehman Brothers Aggregate Bond Index return of 7.87% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury Bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

We are pleased to report that your Fund received an overall four-star rating from Morningstar Inc.*, a mutual fund research firm as of June 30, 1998.

As you know, the success of the Fund has been based on the portfolio managers' ability to manage the

----------
* Morningstar Inc. proprietary ratings reflect historical risk-adjusted performance through 6/30/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund's Class A and B shares received a 4-star rating for the 3- and 5-year periods and overall in a field of 1,468 and 890 funds, respectively. The Fund's Class L shares received a 4-star rating for both overall and for the 3-year period among 1,468 funds. The top ten percent of funds in any one category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive two stars and the bottom 10% receive a single star. Funds with less than 36 months of return data are not rated.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 1

Fund's asset allocation in light of rapidly changing global events. Our goal is to provide you with a dividend level consistent with maintaining a relatively stable net asset value ("NAV").

Reflecting the earnings potential of today's lower interest rate environment, the Fund's dividend rate has been slightly reduced. Since the beginning of the year, long-term interest rates have fallen approximately a half of a percent. It is the belief of the Fund's investment management team that any effort to maintain the existing dividend level would result in increased NAV volatility. In a recent letter that was sent to you, we informed you that the Fund's new monthly dividend rate on Class A shares will now be $0.047, down from $0.05 effective with the September distribution. The dividend rate change for the Fund's other classes of shares are detailed below:

                               Current Dividend         New Dividend
                                  Per Share              Per Share
                               ----------------         ------------
Class A Shares                     $0.050                 $0.047
Class B Shares                      0.047                  0.044
Class L Shares                      0.047                  0.044

Please note that the Fund's future target asset allocation has changed as well. The Fund's new allocation will be 20% foreign government securities, 50% U.S. government securities and 30% high-yield corporate bonds. The reasons for these recent changes to the Fund's portfolio are threefold:

1)   Higher yields that can be obtained domestically;

2) Current economic dislocations in Southeast Asia as well as the absence of meaningful reform; and

3)   The potential overflow of the crisis in Asia to other foreign economies.

As of July 31, 1998, the Fund's allocation was roughly 26.0% in foreign government bonds, 29.2% in corporate securities, 42.1% in U.S. government and mortgage-backed securities and 2.7% in cash equivalents. Following are brief summaries of the economic and market conditions that affected the Fund's three major sectors during the past fiscal year.

U.S. Government and Mortgage-Backed Securities

Two distinct themes dominated bond markets in the past year: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have proved to be quite favorable for bonds.

As can be seen from the chart below, interest rates have continued to decline during the reporting period:

Yields from U.S. Treasuries Securities

                                            7/31/98        8/1/97
                                            -------        ------
90-Day U.S. Treasury Bill                    5.05%          5.27%
2-Year U.S. Treasury Note                    5.48           5.87
5-Year U.S. Treasury Note                    5.50           6.07
10-Year U.S. Treasury Bond                   5.49           6.18
30-Year U.S. Treasury Bond                   5.72           6.45

It has been more than a year after the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations have heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. The inability of the Japanese government to provide effective solutions to its prolonged recession culminated in a political crisis in July. As a result, Prime Minister Hashimoto was forced to resign. Since then, news from Japan continues to worsen. Incoming Prime Minister Obuchi quickly announced reforms to salvage Japan's ailing banking system but has yet to capture the confidence of investors.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
surrounding many global markets. We believe that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997. Auctions of five-year U.S. Treasury notes have been reduced from monthly to quarterly events and auctions of three-year U.S. Treasury notes have been eliminated altogether. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At each of its meetings in March 1998, May 1998 and July 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pickup in inflationary pressures.

Fed Chairman Alan Greenspan has cited a number of crosscurrents in the U.S. economy that have led the FOMC to adopt a wait-and-see attitude. By many traditional measures, U.S. economic growth has been quite robust. The U.S. economy grew at an annualized rate of 5.4% in the first quarter of 1998 compared to the 3.7% annual rate for 1997 and unemployment dropped to a mere 4.3% in April 1998, the lowest level in decades. In recent months, there have been increasing signs of upward wage pressures, especially in the service industries. In addition, the housing market, a leading indicator of economic growth, was particularly strong. This vigorous growth has led to increased concern that demand might soon outpace capacity and lead to price increases.

However, we share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, in recent months, conditions in Asian financial markets have deteriorated even further since the crisis began. Falling commodity prices (especially oil) around the world have also offset inflationary pressures. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

High Yield Corporate Bonds

The high-yield bond market generated modest performance during the six months ended July 31, 1998, with total returns in the 3.50% range compared with 2.50% to 3.00% returns for intermediate U.S. Treasurys (i.e., less than ten years) and investment-grade corporate bonds and 3.00% to 4.00% for long-term U.S. Treasurys (i.e., ten or more years) and investment-grade corporate bonds.

Within the high-yield bond market, the lower-quality issues that had generated the strongest returns during the past 12 months began to underperform given the higher uncertainty over future economic growth and rising volatility in the financial markets. This was not surprising given the increased volatility and deterioration in the U.S. stock market. The performance of lower-quality issues in the high-yield bond market tends to be more closely correlated to the U.S. stock market than that of the higher-quality segments of the high-yield market.

Our relatively higher-quality orientation in the Fund's high-yield bond portion caused it to exceed the high yield bond market averages to a modest degree during the period under review. We remain committed to emphasizing better-quality, high-yield issues in the Diversified Strategic Income Fund, especially in light


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 3
of the increased turbulence in a number of Asian economies and Russia and the potential slowdown in U.S. economic growth for the remainder of 1998.

As noted previously, the U.S. Treasury market has been sought out as a "safe haven" by investors concerned about increased economic uncertainty. At the same time, an extremely heavy amount of new high-yield bond issues also caused the high-yield bond market to underperform most other U.S. bond market sectors. Year to date, the total of newly issued high-yield bonds was roughly $115 billion, which is more than twice last year's figure of $55 billion. Moreover, year-to-date cash inflows into high-yield bond funds was roughly $15 billion, while above last year's total of $8 billion, was clearly insufficient to counterbalance the effects of an extremely heavy new-issue calendar. Yet, with increasing market volatility, the amount of high-yield bonds issued has slowed somewhat after the reporting period.

The U.S. economy today remains generally supportive of high-yield bonds and inflation continues to be modest. However, we believe we're beginning to see a gradual deterioration in manufacturing industries in the U.S. with fewer exports to Asia. It's still an open question whether Asia's problems will have a meaningful negative impact on future U.S. economic growth. While the Fed remains concerned about the underlying strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

Foreign Government Securities

The world's major government bond markets all performed well in the 12 months to the end of June. In our view, the key macro-economic factors behind the fall in global bond yields were:

o The continuing favorable inflation environment with weak commodity prices, especially in the energy sector.

o The strong performance by the major currencies in Europe and North America that acted to counteract the negative influence of strong economic growth and low levels of unemployment.

The deteriorating economic situation in Japan and unfavorable developments in several of the emerging markets were additional drivers of bond market behavior in the first half of 1998. The core European bond markets, the U.S. Treasury bond market and the U.S. dollar were the main flight-to-quality beneficiaries of growing uncertainty in the global economy.

The U.S. Treasury bond market returned 4.26% in dollar terms in the first six months of 1998. Over the same period the U.S. dollar fell slightly against the deutschemark, from around Dem 1.85 to approximately Dem 1.82. Against the Japanese currency, however, the U.S. dollar appreciated from Yen 133.0 to Yen 138.0.

The German government bond market achieved a return of 4.79% (in deutschemark terms) in the first half of 1998, slightly outperforming U.S. Treasurys. In dollar-hedged terms, German bonds returned 5.88%, as the relatively steeper yield curve in Germany generated roughly 1% in additional yield. The other core European markets all returned similar amounts, with the best-performing one being France with a local currency return of 4.96% during the first six months of the year. The erstwhile higher-yielding European Union candidate markets of Spain and Italy returned 4.94% and 5.06%, respectively, during the first half of 1998.

The European bond markets with freely floating currencies outperformed over the same period, catching up to some extent on the yield convergence already witnessed in the core markets. Swedish government bonds generated the best return of 7.52%, while U.K. government bonds returned 5.98% over the same period and the Danish government bond market returned 5.24%.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

Within the Fund's foreign government securities portion, our holdings were concentrated in Europe with no exposure to Japan. We also had only marginal exposure to emerging bond markets and consequently suffered no adverse effects from the ongoing financial crisis which has engulfed many of the world's developing countries.

Market Outlook

Looking ahead, we view the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest levels since 1993, some would argue that interest rates should not decline further. In our view, there is evidence that suggests interest rates could drop even more. Inflation-adjusted interest rates are currently approaching 4% compared to a historical norm of 2.75%.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth and therefore diminishing the threat of higher inflation. We believe that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building in the U.S. can sustain its recent energetic pace. For all of the above reasons, we remain very positive on the prospects for U.S. government agency securities.

The Fund's high-yield bond portion remains cautiously positioned with a heavy emphasis in better-quality, intermediate-maturity "B" and "BB" rated high-yield bonds. In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past six months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) We have recently started to lower our energy industry exposure given the continued weakness in energy prices and our expectation is that as long as Asia remains mired in difficulties, energy prices should remain depressed.

The solutions to current global market turmoil may be painful and difficult. Consequently, we believe that the impact on financial markets may be unpredictable. In our view, the U.S. financial markets should remain a safe haven until the solutions to the turmoil become better known.

In closing, we thank you for investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals in these more turbulent times.

Sincerely,



/s/ Heath B. McLendon               /s/ James E. Conroy

Heath B. McLendon                   James E. Conroy
Chairman                            Vice President and
                                    Investment Officer


/s/ John C. Bianchi                 /s/ Simon Hildreth

John C. Bianchi, CFA                Simon Hildreth
Vice President and                  Portfolio Manager
Investment Officer


September 3, 1998


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 5

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                     Net Asset Value
                                ------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/98                           $8.01            $7.96           $0.58             $0.05             $0.00            7.47%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.01            0.67              0.00              0.00           11.36
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85             7.82            0.62              0.00              0.05            8.39
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.85            0.48              0.00              0.19           10.35
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.62              0.10              0.04            1.16
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.24             8.41            0.45              0.12              0.00            9.30+
====================================================================================================================================
   Total                                                           $3.42             $0.27             $0.28
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                     Net Asset Value
                                ------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/98                           $8.03            $7.98           $0.54             $0.05             $0.00            6.93%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.83             8.03            0.62              0.00              0.00           10.89
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.86             7.83            0.57              0.00              0.05            7.80
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.86            0.44              0.00              0.18           10.00
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.60              0.10              0.03            0.66
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                            8.55             8.41            0.58              0.14              0.00            7.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                            7.98             8.55            0.68              0.00              0.07           17.12
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                            8.06             7.98            0.71              0.06              0.09           10.42
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/90               8.00             8.06            0.40              0.00              0.00            6.00+
====================================================================================================================================
   Total                                                           $5.14             $0.35             $0.42
====================================================================================================================================

====================================================================================================================================
 Historical Performance -- Class L Shares
====================================================================================================================================

                                    Net Asset Value
                                ------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/98                           $8.01            $7.97           $0.54             $0.05             $0.00            7.08%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.81             8.01            0.62              0.00              0.00           10.92
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.84             7.81            0.57              0.00              0.05            7.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.84            0.44              0.00              0.18            9.73
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.60              0.10              0.03            0.66
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.36             8.41            0.20              0.03              0.00            3.41+
====================================================================================================================================
   Total                                                           $2.97             $0.18             $0.26
====================================================================================================================================


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                     Net Asset Value
                                ------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/98                           $8.00            $7.96           $0.60             $0.05             $0.00            7.96%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.00            0.70              0.00              0.00           11.64
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96               7.89             7.82            0.53              0.00              0.05            6.65+
====================================================================================================================================
   Total                                                           $1.83             $0.05             $0.05
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                    Net Asset Value
                                ------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/98                           $8.01            $7.96           $0.60             $0.05             $0.00            7.78%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.01            0.69              0.00              0.00           11.69
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85             7.82            0.63              0.00              0.06            8.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.85            0.49              0.00              0.20           10.94
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.65              0.10              0.04            1.43
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.24             8.41            0.47              0.12              0.00            9.47+
====================================================================================================================================
   Total                                                           $3.53             $0.27             $0.30
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                             Without Sales Charge(1)
                                                     -------------------------------------------------------------------------------
                                                     Class A          Class B           Class L           Class Y          Class Z
====================================================================================================================================
Year Ended 7/31/98                                     7.47%            6.93%             7.08%             7.96%             7.78%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                               7.69             7.19              7.19               N/A              8.05
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                             8.34             8.90              7.35              9.35              8.68
====================================================================================================================================

                                                                              With Sales Charge(2)
                                                     -------------------------------------------------------------------------------
                                                      Class A          Class B           Class L           Class Y          Class Z
====================================================================================================================================
Year Ended 7/31/98                                     2.60%            2.46%             5.04%             7.96%             7.78%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                               6.69             7.05              6.99               N/A              8.05
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                             7.47             8.90              7.16              9.35              8.68
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 7

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/98)                                    58.29%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/98)                                   108.13
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                                    46.36
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                                    28.55
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/98)                                    61.21
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectlvely; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                           December 1989 -- July 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Smith Barney             Lehman Brothers
                           Diversified                Aggregate
                         Strategic Income             Bond Index
                         ----------------             ----------
Dec  1989                    $10,000                   $10,000
July 1990                    $10,150                   $10,425
July 1991                    $11,305                   $11,541
July 1992                    $13,407                   $13,247
July 1993                    $14,505                   $14,595
July 1994                    $14,704                   $14,609
July 1995                    $16,281                   $16,086
July 1996                    $17,551                   $16,976
July 1997                    $19,463                   $18,804
July 1998                    $20,813                   $20,283


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                    As of July 31, 1998
--------------------------------------------------------------------------------
 1.  Government National Mortgage Association               21.1%
--------------------------------------------------------------------------------
 2.  Federal National Mortgage Association                   9.6
--------------------------------------------------------------------------------
 3.  Federal Home Loan Mortgage Corp.                        8.9
--------------------------------------------------------------------------------
 4.  U.K. Treasury                                           4.1
--------------------------------------------------------------------------------
 5.  Kingdom of Denmark                                      3.9
--------------------------------------------------------------------------------
 6.  CIBC Wood Gundy Securities Corp.                        2.7
--------------------------------------------------------------------------------
 7.  Bundesobligation                                        2.6
--------------------------------------------------------------------------------
 8.  Government of Spain                                     2.3
--------------------------------------------------------------------------------
 9.  Kingdom of Sweden                                       2.3
--------------------------------------------------------------------------------
10.  European Investment Bank                                2.0
--------------------------------------------------------------------------------

* As a percentage of total investments.


Investment Breakdown*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement                                   2.7%
U.S. Government Agencies & Obligations                42.1%
Corporate Bonds and Notes                             27.8%
International Bonds                                   26.0%
Preferred Stock and Warrants                           1.4%


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 9

====================================================================================================================================
Schedule of Investments                                                                                                July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT                                               SECURITY                                                      VALUE
====================================================================================================================================
U.S. GOVERNMENT SECTOR -- 42.1%
U.S. Government Agencies & Obligations -- 42.1%
$        10,000,000               U.S. Treasury Notes, 6.500% due 10/15/06                                           $  10,584,200
         25,000,000               U.S. Treasury Principal Strips, due 5/15/04                                           18,164,250
         32,000,000               U.S. Treasury Principal Strips, due 11/15/09                                          16,879,040
         50,000,000               U.S. Treasury Principal Strips, due 11/15/21                                          12,941,500
         75,000,000               Federal Home Loan Bank, zero coupon due 3/16/23                                       12,327,750
         54,231,865               Federal Home Loan Mortgage Corp., 5.500% due 12/1/12
                                    through 6/1/13                                                                      52,621,731
         29,856,904               Federal Home Loan Mortgage Corp., 7.000% due 2/1/22
                                    through 6/1/28                                                                      30,332,530
         49,349,307               Federal Home Loan Mortgage Corp., 8.000% due 1/1/22
                                    through 1/1/23                                                                      51,030,179
        116,013,490               Federal Home Loan Mortgage Corp. Gold, 9.000% due 5/1/03
                                    through 4/15/25                                                                    122,720,176
        145,573,000               Federal National Mortgage Association, 6.000% due 3/1/04                             145,162,484
        130,105,416               Federal National Mortgage Association, 6.500% due 1/1/28
                                    through 6/1/28                                                                     132,033,961
        281,593,100               Government National Mortgage Association, 6.500% due 1/15/28
                                    through 8/1/28                                                                     280,864,870
        313,141,110               Government National Mortgage Association, 7.000% due 3/15/01
                                    through 5/15/28                                                                    318,325,759
          1,646,854               Government National Mortgage Association, 8.000% due 3/15/25
                                    through 1/15/27                                                                      1,846,697
          6,703,974               Government National Mortgage Association, 9.000% due 2/15/21
                                    through 8/1/28                                                                       7,235,462
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT SECTOR
                                  (Cost -- $1,196,712,127)                                                           1,213,070,589
====================================================================================================================================

        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
HIGH YIELD SECTOR -- 29.2%
CORPORATE BONDS AND NOTES -- 27.8%
Aerospace and Defense -- 0.6%
         15,550,000    Ba2*       Airplanes Pass Through Trust, Corporate Collateralized
                                    Mortgage Obligation, Series D, 10.875% due 3/15/19                                  17,571,344
------------------------------------------------------------------------------------------------------------------------------------
Bank/Savings and Loans -- 0.6%
                                  First Nationwide Holdings:
         13,305,000    B             Sr. Notes, 12.500% due 4/15/03                                                     15,300,750
          1,400,000    Ba3*          Sr. Sub. Notes, 10.625% due 10/1/03                                                 1,589,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,889,750
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Broadcasting - TV, Cable and Radio -- 3.5%
                                  Century Communications, Sr. Notes:
$         1,925,000    BB-           Sr. Discount Notes, zero coupon due 3/15/03                                       $ 1,337,875
          7,000,000    BB-           Sr. Notes, 8.750% due 10/1/07 (a)                                                   7,490,000
          6,475,000    B2*        Comcast UK Cable Ltd., Sr. Discount Debentures,
                                     step bond to yield 11.200% due 11/15/07                                             5,544,219
                                  CSC Holdings Inc.:
          3,900,000    BB+           Sr. Debentures, 7.625% due 7/15/18                                                  3,890,250
                                     Sr. Sub. Debentures:
         16,075,000    BB-             9.875% due 2/15/13                                                               17,843,250
          5,650,000    BB-             10.500% due 5/15/16                                                               6,631,688
          7,825,000    BB-             9.875% due 4/1/23                                                                 8,705,313
          2,675,000    BBB-       Le Groupe Videotron Ltee., Sr. Notes, 10.625% due 2/15/05                              2,989,313
                                  Rogers Cablesystems Ltd.:
          3,150,000    BB+           Sr. Notes, 10.000% due 3/15/05                                                      3,504,375
          5,900,000    BB+           Sr. Secured Debentures, 10.000% due 12/1/07                                         6,578,500
          5,700,000    BB-           Sr. Sub. Debentures, 11.000% due 12/1/15                                            6,669,000
                                  Rogers Communications, Sr. Notes:
          2,500,000    BB-           9.125% due 1/15/06                                                                  2,562,500
            975,000    BB-           8.875% due 7/15/07                                                                    994,500
                                  TV Azteca S.A., Sr. Notes:
          3,075,000    B+            Series A, 10.125% due 2/15/04                                                       3,098,063
          5,175,000    Ba3*          Series B, 10.500% due 2/15/07                                                       5,226,750
         28,350,000    B          United International Holdings Inc., Sr. Discount Notes,
                                     zero coupon due 2/15/08                                                            18,108,563
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       101,174,159
------------------------------------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 3.0%
         11,350,000    B3*        Clearnet Communications, Sr. Discount Notes, step bond to yield
                                     14.750% due 12/15/05                                                                9,874,500
          8,425,000    B-         Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                                     11.500% due 6/1/08 (a)(b)                                                           4,865,438
         16,850,000    B-         Iridium LLC/Capital Corp., Sr. Notes,
                                     Series B, 14.000% due 7/15/05 (a)                                                  18,113,750
         10,000,000    B-         Millicom International Cellular S.A., Sr. Discount Notes,
                                     step bond to yield 13.500% due 6/1/06                                               7,962,500
         15,375,000    B2*        Nextel Communications Inc., Sr. Discount Notes,
                                     step bond to yield 9.750% due 8/15/04                                              15,451,875
          1,800,000    B3         Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06                                        1,923,750
          5,800,000    Ba3*       Orange PLC, Sr. Notes, 8.000% due 8/1/08 (a)                                           5,778,250
          6,025,000    B3*        Pagemart Nationwide Inc., Sr. Discount Notes,
                                     step bond to yield 15.000% due 2/1/05                                               5,430,031
                                  Telesystems International Wireless, Sr. Discount Notes:
         18,150,000    CCC+          Step bond to yield 13.250% due 6/30/07                                             12,069,750
          6,250,000    CCC+          Step bond to yield 10.500% due 11/1/07                                              3,781,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        85,251,094
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 0.2%
          4,225,000    BB-        Buckeye Technologies Inc., Sr. Sub. Notes,
                                     8.000% due 10/15/10 (b)                                                             4,277,813
           300,000     B          Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03                                 314,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,592,063
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                11

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Consumer Durable Goods/Home Furnishings -- 0.3%
$         8,550,000    B          Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08 (b)                             $ 8,763,750
------------------------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.7%
          3,500,000    B-         Alvey Systems Notes, Sr. Sub. Notes, 11.375% due 1/31/03                               3,657,500
          3,375,000    B-         Eagle-Picher Industries, Sr. Sub. Notes, 9.375% due 3/1/08 (a)                         3,438,281
          5,895,000    B3*        Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02                               6,071,850
          4,725,000    B+         Park-Ohio Holdings Corp., Sr. Sub. Notes, 9.250% due 12/1/07                           4,860,844
          2,250,000    B3*        Thermadyne Manufacturing LLC, Sr. Sub. Notes,
                                     9.875% due 6/1/08 (b)                                                               2,300,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,329,100
------------------------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 0.2%
          5,050,000    NR         Axiohm Transaction Solutions Inc., Sr. Sub. Notes,
                                     9.750% due 10/1/07                                                                  5,075,250
          1,500,000    B-         Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06                        1,631,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,706,500
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.4%
                                  AES Corp., Sr. Sub. Notes:
          2,400,000    Ba1*          10.250% due 7/15/06                                                                 2,628,000
         13,150,000    Ba1*          8.500% due 11/1/07                                                                 13,445,875
                                  Calpine Corp., Sr. Notes:
          7,775,000    Ba2*          10.500% due 5/15/06                                                                 8,533,063
          7,250,000    Ba2*          8.750% due 7/15/07                                                                  7,503,750
          2,486,355    Ba3*       Midland Funding Corp. I, Debentures, 10.330% due 7/23/02                               2,672,832
                                  Niagara Mohawk Power:
          2,650,000    Ba3*          Series G, Sr. Notes, 7.750% due 10/1/08                                             2,759,313
          4,050,000    Ba3*          Series H, Sr. Discount Notes, step bond to yield
                                       8.500% due 7/1/10                                                                 2,814,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,357,583
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 2.2%
          4,675,000    B2*        Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06                          5,165,875
          8,525,000    B2*        Fairchild Semiconductor Inc., Sr. Sub. Notes,
                                     10.125% due 3/15/07 (a)                                                             8,482,375
          4,075,000    B-         Graphic Controls, Sr. Sub. Notes, 12.000% due 9/15/05                                  4,569,094
                                  Unisys Corp., Sr. Notes:
         11,250,000    Ba3*          12.000% due 4/15/03                                                                12,768,750
         16,175,000    Ba3*          11.750% due 10/15/04                                                               18,722,563
         12,455,000    B-         Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                                    12,050,213
          4,150,000    NR         WAM! NET Inc., Units, step bond to yield 13.250% due 3/1/05                            2,656,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        64,414,870
------------------------------------------------------------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 0.6%
          6,140,000    B2*        Amresco Inc., Sr. Sub. Notes, 10.000% due 3/15/04                                      6,262,800
          4,000,000    NR         Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05 (b)                              3,990,000
          4,100,000    B2*        Ocwen Capital Trust Inc., Notes, 10.875% due 8/1/27                                    4,448,500
          2,500,000    B1*        Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                      2,812,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,513,800
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Food -- 0.6%
$         5,775,000    B-         B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                    $ 5,904,938
          8,900,000    B2*        Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07 (b)                          9,055,750
          1,000,000    Ba3*       Keebler Corp., Sr. Sub. Notes, 10.750% due 7/1/06                                      1,127,500
          1,609,000    B-         Van de Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05                                 1,866,440
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,954,628
------------------------------------------------------------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 2.2%
          3,500,000    B-         Alaris Medical, Inc., Sr. Discount Notes, step bond to yield
                                     11.125% due 8/1/08 (b)                                                              2,043,125
          8,450,000    BB         ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                                8,978,125
                                  Integrated Health Services, Inc., Sr. Sub. Notes:
          4,500,000    B-            9.500% due 9/15/07                                                                  4,623,750
          8,825,000    B-            9.250% due 1/15/08                                                                  8,979,438
         16,900,000    B-         Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                          16,562,000
          8,800,000    B-         Paragon Health Networks, Sr. Sub. Notes,
                                     9.500% due 11/1/07 (a)(b)                                                           8,932,000
                                  Sun Healthcare Inc., Sr. Sub. Notes:
          6,600,000    B-            9.500% due 7/1/07 (a)                                                               6,732,000
          5,900,000    B-            9.375% due 5/1/08 (b)                                                               5,988,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        62,838,938
------------------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming -- 0.5%
          1,000,000    B2*        Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                                       1,142,500
          5,375,000    B-         Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                           5,925,938
          5,275,000    BB+        Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                                     13.500% due 11/15/02                                                                6,811,344
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,879,782
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 0.2%
          2,175,000    Ba3*       Sig Capital Trust I, Notes, 9.500% due 8/15/27 (a)                                     2,234,813
          4,350,000    BB-        Veritas Capital Trust, Trust Certificates, 10.000% due 1/1/28                          4,567,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,802,313
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.3%
          3,000,000    B          Loews Cineplex Entertainment Corp., Sr. Sub. Notes,
                                     8.875% due 8/1/08 (b)                                                               3,000,000
          5,275,000    B3*        SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08 (a)                          5,248,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,248,625
------------------------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.5%
          7,300,000    B2*        Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
                                     12.750% due 2/1/03 (a)                                                              7,774,500
          2,725,000    B-         Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07 (b)                          2,820,375
          3,850,000    B          WHX Inc., Sr. Notes, 10.500% due 4/15/05(a)                                            3,878,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,473,750
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                13

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Oil Services -- 0.6%
$         3,200,000    B-         DeepTech International Inc., Sr. Notes, 12.000% due 12/15/00                         $ 3,548,000
          2,750,000    B+         ICO Inc., Sr. Notes, 10.375% due 6/1/07                                                2,849,688
          2,025,000    BB-        J Ray McDermott S.A., Sr. Sub. Notes, 9.375% due 7/15/06                               2,202,188
          4,700,000    B+         Parker Drilling Corp., Sr. Notes, 9.750% due 11/15/06 (a)                              4,770,500
          3,625,000    Ba3*       Pride Petroleum Services Inc., Sr. Notes, 9.375% due 5/1/07                            3,788,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,158,501
------------------------------------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 1.5%
          4,275,000    B2*        Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07                           4,157,438
          9,500,000    B+         Clark USA, Sr. Notes, 10.875% due 12/1/05                                             10,366,875
          1,000,000    B-         Coho Energy Inc., Sr. Sub. Notes, 8.875% due 10/15/07 (a)                                957,500
          7,035,000    Ba2*       Gulf Canada Resources Ltd., Sub. Debentures,
                                     9.625% due 7/1/05                                                                   7,580,213
                                  Ocean Energy, Inc.:
          2,100,000    BB-           Sr. Sub. Debentures, 9.750% due 10/1/06                                             2,299,500
          4,900,000    BB-           Sr. Sub. Notes, 10.375% due 10/15/05                                                5,377,750
          4,550,000    BB-           Sr. Sub. Notes, 8.875% due 7/15/07                                                  4,663,750
          3,725,000    BB-        Santa Fe Energy Resources Inc., Sr. Sub. Debentures,
                                     11.000% due 5/15/04                                                                 4,041,625
          4,400,000    B-         Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07 (a)                             4,400,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        43,844,651
------------------------------------------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.3%
          3,490,000    B2*        Huntsman Packaging Corp., Sr. Sub. Notes,
                                     9.125% due 10/1/07 (b)                                                              3,559,800
          4,250,000    B3*        Tekni-Plex Inc, Sr. Sub. Notes, 9.250% due 3/1/08 (a)                                  4,292,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,852,300
------------------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.5%
         13,075,000    B+         SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                                   14,513,250
------------------------------------------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.0%
            500,000    B+         AKI Inc., Sr. Notes, 10.500% due 7/1/08 (b)                                              505,000
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.1%
          2,000,000    B+         Allied Waste Inc., Sr. Sub. Notes, 10.250% due 12/1/06                                 2,215,000
          1,625,000    BB-        Cia Latino Americana, Sr. Notes, 11.625% due 6/1/04 (b)                                1,614,844
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,829,844
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Development/Investment -- 0.2%
          1,250,000    B-         BF Saul REIT, Sr. Notes, 9.750% due 4/1/08                                             1,225,000
          2,491,000    Baa3*      Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05                                   2,817,944
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,042,944
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 0.4%
          2,750,000    B-         Advance Holdings Corp., Sr. Discount Notes, step bond to yield
                                     12.875% due 4/15/09 (b)                                                             1,684,375
          3,600,000    B-         Advance Stores Co., Sr. Sub. Notes, 10.250 due 4/15/08 (b)                             3,771,000
          4,750,000    B-         US Office Products Co., Sr. Sub. Notes, 9.750% due 6/15/08 (b)                         4,785,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,241,000
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Telephone/Communications -- 6.0%
$         5,875,000    NR         Allegiance Telecom Inc., Sr. Notes, 12.875% due 5/15/08 (a)                         $  5,977,813
          9,950,000    BB-        Call-Net Enterprises Inc., Sr. Discount Notes, step bond to yield
                                     8.940% due 8/15/08                                                                  6,504,813
          7,600,000    B          Colt Telecom Group PLC, Sr. Discount Notes, step bond to yield
                                     12.000% due 12/15/06 (a)                                                            6,175,000
          9,950,000    NR         E. Spire Communications Inc., Sr. Discount Notes, step bond to yield
                                     10.625% due 7/1/08 (b)                                                              6,119,250
                                  Espirit Telecom Group PLC, Sr. Notes:
          3,950,000    B-            11.500% due 12/15/07 (b)                                                            4,266,000
          2,250,000    B-            10.875% due 6/15/08 (b)                                                             2,362,500
          6,075,000    NR         Facilicom International, Sr. Notes, 10.500% due 1/15/08 (b)                            6,181,313
          7,000,000    NR         FirstWorld Communications, Sr. Discount Notes, step bond to yield
                                     13.000% due 4/15/08 (c)                                                             3,290,000
          2,000,000    BB-        Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02                                  2,257,500
          7,250,000    B          Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07 (b)                           8,283,125
          2,500,000    NR         ICO Global Communications Ltd., Sr. Notes, 15.000% due 8/1/05                          2,500,000
                                  Impsat Corp. Sr. Notes:
            950,000    BB-           12.125% due 7/15/03 (a)                                                               989,188
          3,500,000    B+            12.375% due 6/15/08 (b)                                                             3,535,000
          9,350,000    B          Intermedia Communications of Florida, Sr. Discount Notes,
                                     step bond to yield 12.500% due 5/15/06 (a)                                          7,830,625
         13,755,000    B+         McLeod USA Inc., Sr. Discount Notes, step bond to yield
                                     10.500% due 3/1/07 (a)                                                             10,591,350
                                  Metronet Communications Corp.:
         17,125,000    B             Sr. Discount Notes, step bond to yield 9.950% due 6/15/08                          10,960,000
          6,425,000    B             Sr. Notes, 12.000% due 8/15/07 (b)                                                  7,453,000
         11,375,000    B          Nextlink Communications, Sr. Notes, 12.500% due 4/15/06 (b)                           13,280,313
          3,200,000    B3*        Omnipoint Corp., Series A, Sr. Notes, 11.625% due 8/15/06 (a)                          3,420,000
         11,075,001    NR         Pagemart Wireless Inc., Sr. Discount Notes, step bond to yield
                                     11.250% due 2/1/08                                                                  6,977,251
                                  Primus Telecom Group, Sr. Notes:
         10,600,000    B-            11.750% due 8/1/04                                                                 11,368,500
          1,000,000    B-            9.875% due 5/15/08 (b)                                                              1,002,500
          3,500,000    B-         PSINet, Sr. Notes, 10.000% due 2/15/05 (a)                                             3,692,500
                                  Qwest Communications International Inc.:
         13,275,000    BB+           Sr. Discount Notes, step bond to yield 9.470% due 10/15/07 (b)                     10,288,125
          2,550,000    BB+           Sr. Notes, 10.875% due 4/1/07                                                       2,964,375
                                  RCN Corp.:
          9,375,000    B3*           Sr. Discount Notes, step bond to yield 11.125% due 10/15/07                         6,140,625
          4,750,000    B3*           Sr. Notes, 10.000% due 10/15/07 (a)                                                 4,963,750
          3,898,000    B-         RSL Communications Ltd., Sr. Notes, 12.250% due 11/15/06                               4,429,103
          4,725,000    NR         Splitrock Services Inc., 11.750% due 7/15/08 (b)(c)                                    4,795,875
          4,310,000    NR         Versatel Telecom, Sr. Notes, 13.250% due 5/15/08 (b)(c)                                4,536,275
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       173,135,669
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                15

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT          Rating                                SECURITY                                                     VALUE
====================================================================================================================================
Transportation -- 0.6%
$         1,650,000    B+         American Reefer Co. Ltd., First Mortgage Notes, 10.250% due 3/1/08                  $  1,652,063
          2,000,000    Ba3*       Enterprises Shipholding Corp., Sr. Notes, 8.875% due 5/1/08 (b)                        2,007,500
          1,000,000    Ba3*       GS Superhighway Holdings, Sr. Notes, 10.250% due 8/15/07                                 682,500
          6,800,000    BB-        Sea Containers Ltd., Sr. Sub. Debentures, 12.500% due 12/1/04                          7,675,500
          3,025,000    B+         Stena Line AB, Sr. Notes, 10.625% due 6/1/08 (a)                                       3,074,156
          2,400,000    B+         TBS Shipping International Ltd., First Mortgage Notes,
                                     10.000% due 5/1/05 (b)                                                              2,136,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,227,719
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS AND NOTES
                                  (Cost -- $775,469,464)                                                               800,112,927
====================================================================================================================================

       SHARES                                                SECURITY                                                     VALUE
====================================================================================================================================
PREFERRED STOCK -- 1.3%
Banking -- 0.2%
            221,000               California Federal Preferred Capital Corp., Series A, Exchangeable 9.125%              6,022,250
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 0.1%
             25,000               SFX Broadcasting, Series E, Exchangeable 12.625%                                       2,931,250
------------------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.1%
             50,000               SD Warren Holdings Corp., Exchangeable 14.000%                                         2,450,000
------------------------------------------------------------------------------------------------------------------------------------
Other -- 0.9%
          1,000,000               Tennessee Valley Authority, Series D, Exchangeable 6.750%                             25,125,000
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCK
                                  (Cost-- $36,065,625)                                                                  36,528,500
====================================================================================================================================
WARRANTS -- 0.1%
Broadcasting - TV, Cable and Radio -- 0.0%
              6,775               Australis Holdings, Expire 10/30/01 (b)(d)                                                     0
             12,325               UIH Australia, Expire 5/15/06                                                            123,250
              6,000               Wireless One Inc., Expire 10/19/00 (d)                                                     1,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           124,750
------------------------------------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 0.0%
             56,595               Clearnet Communications Inc., Expire 9/15/05 (d)                                         339,570
             25,000               Globalstar Telecom, Expire 2/15/04 (b)(d)                                                337,500
              6,775               Nextel Communications, Inc., Expire 4/25/99 (d)                                           12,737
             19,250               Page Wireless Equipment, Expire 1/17/99 (d)                                              163,625
             42,090               Pagemart Nationwide Inc., Expire 12/31/03 (d)                                            315,675
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,169,107
------------------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
              8,500               SD Warren Co., Expire 12/15/06 (b)(d)                                                    149,600
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
       SHARES                                                SECURITY                                                     VALUE
====================================================================================================================================
Telephone/Communications -- 0.1%
              2,750               Allegiance Telecom Inc., Expire 2/3/08 (d)                                             $  41,250
              7,600               Colt Telecom Group, Expire 12/31/06 (d)                                                1,482,000
              5,000               Iridium World Communications, Expire 7/15/05 (d)                                          70,000
              6,425               Metronet Communications, Expire 8/15/07 (d)                                              257,000
              5,100               Primus Telecom Group, Expire 8/1/04 (d)                                                  178,500
              7,800               RSL Communications Ltd., Expire 11/15/06 (d)                                             312,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,340,750
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL WARRANTS
                                  (Cost -- $628,728)                                                                     3,784,207
====================================================================================================================================
                                  TOTAL HIGH YIELD SECTOR
                                  (Cost -- $812,163,817)                                                               840,425,634
====================================================================================================================================

        FACE
       AMOUNT+                                               SECURITY                                                     VALUE
====================================================================================================================================
IINTERNATIONAL SECTOR -- 26.0%
BONDS -- 26.0%
Argentina -- 0.1%
          3,000,000               Argentina Discount Series L, 6.875% due 3/31/23 (e)                                    2,493,750
------------------------------------------------------------------------------------------------------------------------------------
Australia -- 1.5%
         66,000,000               Queensland Treasury Corp., 8.000% due 5/14/03                                         44,311,703
------------------------------------------------------------------------------------------------------------------------------------
Canada -- 1.4%
                                  Government of Canada:
         20,000,000                  7.000% due 9/1/01                                                                  13,836,794
         30,000,000                  9.000% due 12/1/04                                                                 23,602,932
          5,400,000               International Finance Corp., 7.750% due 8/18/98                                        3,587,580
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,027,306
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 0.1%
        100,000,000               Czech Electric Co., 14.375% due 1/27/01                                                3,271,824
------------------------------------------------------------------------------------------------------------------------------------
Denmark -- 3.9%
        765,000,000               Kingdom of Denmark, 4.000% due 2/15/01                                               111,967,187
------------------------------------------------------------------------------------------------------------------------------------
Finland -- 0.4%
         10,000,000               Republic of Finland, 8.750% due 10/17/01                                              12,503,880
------------------------------------------------------------------------------------------------------------------------------------
France -- 1.4%
          8,500,000               Societe National Chemins De France, 9.375% due 3/12/01                                10,557,625
         25,000,000               France Oat, 5.250% due 4/25/08                                                        28,718,239
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        39,275,864
------------------------------------------------------------------------------------------------------------------------------------
Germany -- 5.0%
        130,000,000               Bundesobligation, 5.000% due 5/21/01                                                  74,838,075
         13,000,000               Colt Telecom Group PLC, 7.625% due 7/31/08                                             7,345,665
          4,000,000               Esprit Telecom Group PLC, 11.500% due 12/15/07                                         2,395,142

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                17

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT+                                               SECURITY                                                     VALUE
====================================================================================================================================
Germany -- 5.0% (continued)
        100,000,000               European Investment Bank, 4.500% due 2/15/03                                        $ 56,561,340
          6,750,000               Texon International PLC, 10.000% due 2/1/08 (b)                                        3,709,730
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       144,849,952
------------------------------------------------------------------------------------------------------------------------------------
Italy -- 0.4%
          9,000,000               Republic of Italy, 6.000% due 4/2/04                                                  10,677,797
------------------------------------------------------------------------------------------------------------------------------------
Mexico -- 0.1%
          5,000,000               United Mexican States, Series B, 6.250% due 12/31/19 (f)                               4,137,500
------------------------------------------------------------------------------------------------------------------------------------
New Zealand -- 1.5%
                                  New Zealand Government:
         52,000,000                  6.500% due 2/15/00 (g)                                                             26,530,128
         27,000,000                  10.000% due 3/15/02                                                                15,346,310
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,876,438
------------------------------------------------------------------------------------------------------------------------------------
Portugal -- 0.4%
         10,000,000               Republic of Portugal, 6.000% due 2/16/04                                              11,858,676
------------------------------------------------------------------------------------------------------------------------------------
Spain -- 2.3%
      6,500,000,000               Government of Spain, 10.250% due 11/30/98                                             43,809,587
         20,000,000               Kingdom of Spain, 6.000% due 1/31/08                                                  23,987,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        67,797,437
------------------------------------------------------------------------------------------------------------------------------------
Sweden -- 2.3%
        500,000,000               Kingdom of Sweden, 5.500% due 4/12/02                                                 65,172,066
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 4.9%
          2,125,000               Colt Telecom Group PLC, 10.125% due 11/30/07                                           3,754,601
          8,050,000               Dolphin Telecom PLC, step bond to yield 11.625% due 6/1/03                             4,863,698
          4,025,000               Middleweb PLC, Sr. Notes, 10.500% due 5/30/08 (b)                                      6,584,867
          4,650,000               Orange PLC, 8.625% due 8/1/08                                                          7,436,196
         70,000,000               U.K. Treasury, 8.000% due 12/7/00                                                    117,525,562
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       140,164,924
------------------------------------------------------------------------------------------------------------------------------------
Uruguay -- 0.2%
                                  Uruguay Banco Central:
          1,789,414                  6.6875% due 2/18/07 (e)                                                             1,771,579
          4,500,000                  6.750% due 2/19/21                                                                  4,140,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,911,579
------------------------------------------------------------------------------------------------------------------------------------
Venezuela -- 0.1%
                                  Republic of Venezuela:
          1,000,000                  7.000% due 12/28/98 (e)                                                               990,538
          3,000,000                  7.000% due 12/31/03 (e)                                                             2,724,717
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,715,255
------------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INTERNATIONAL SECTOR
                                  (Cost-- $768,212,486)                                                                751,013,138
====================================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                   July 31, 1998
====================================================================================================================================
        FACE
       AMOUNT+                                               SECURITY                                                     VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 2.7%
$        79,100,000              CIBC Wood Gundy Securities Corp., 5.500% due 8/3/98;
                                 Proceeds at maturity -- $79,136,254; (Fully collateralized by
                                 U.S. Treasury Notes, 6.125% due 7/31/00;
                                 Market value -- $80,708,400) (Cost -- $79,100,000)                               $     79,100,000
====================================================================================================================================
                                 TOTAL INVESTMENTS -- 100%
                                 (Cost -- $2,856,188,430**)                                                       $  2,883,609,361
====================================================================================================================================

(a)  A portion of this security is on loan (See Note 10).

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)  Security is issued with attached warrants.

(d)  Non-income producing security.

(e)  Variable rate security.

(f)  Security is traded with value recovery rights.

(g)  Security is on loan (See Note 10).

+    Represents local currency.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 20 for definition of ratings.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                19

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB              -- Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,      -- Bonds rated BB, B, CCC and C are regarded, on balance, as
CC and C predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa              -- Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba               -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B                -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa              -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR               -- Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

========================================================================================
Statement of Assets and Liabilities                                        July 31, 1998
========================================================================================
ASSETS:
     Investments, at value (Cost -- $2,856,188,430)                       $2,883,609,361
     Cash                                                                      2,391,740
     Foreign currency (Cost -- $14,007,653)                                   14,158,974
     Receivable for securities sold                                          260,093,810
     Collateral for securities on loan (Note 10)                              75,212,800
     Dividends and interest receivable                                        40,936,705
     Receivable for Fund shares sold                                          15,478,894
     Receivable for open forward foreign currency contracts (Note 6)           2,117,819
----------------------------------------------------------------------------------------
     Total Assets                                                          3,294,000,103
----------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                        236,700,386
     Payable for securities on loan (Note 10)                                 75,212,800
     Dividends payable                                                         8,536,782
     Payable for open forward foreign currency contracts (Note 6)              7,778,346
     Distribution fees payable                                                 2,482,403
     Payable for Fund shares purchased                                         2,059,163
     Management fees payable                                                   1,131,274
     Administration fees payable                                                 502,788
     Accrued expenses                                                            480,523
----------------------------------------------------------------------------------------
     Total Liabilities                                                       334,884,465
----------------------------------------------------------------------------------------
Total Net Assets                                                          $2,959,115,638
========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                           $      371,091
     Capital paid in excess of par value                                   2,947,889,623
     Overdistributed net investment income                                   (11,253,505)
     Accumulated net realized gain from security transactions,
       futures contracts and foreign currencies                                  205,628
     Net unrealized appreciation of investments and foreign currencies        21,902,801
----------------------------------------------------------------------------------------
Total Net Assets                                                          $2,959,115,638
========================================================================================
Shares Outstanding:
     Class A                                                                  49,912,365
----------------------------------------------------------------------------------------
     Class B                                                                 285,794,321
----------------------------------------------------------------------------------------
     Class L                                                                  17,005,817
----------------------------------------------------------------------------------------
     Class Y                                                                  15,656,792
----------------------------------------------------------------------------------------
     Class Z                                                                   2,721,532
----------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                $7.96
----------------------------------------------------------------------------------------
     Class B *                                                                     $7.98
----------------------------------------------------------------------------------------
     Class L **                                                                    $7.97
----------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                $7.96
----------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                $7.96
----------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)             $8.34
----------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)             $8.05
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                21

=================================================================================
Statement of Operations                          For the Year Ended July 31, 1998
=================================================================================
INVESTMENT INCOME:
     Interest                                                        $220,907,312
     Dividends                                                          4,468,014
     Less: Interest expense (Note 8)                                   (1,643,874)
---------------------------------------------------------------------------------
     Total Investment Income                                          223,731,452
---------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                        19,373,203
     Management fees (Note 2)                                          13,233,258
     Administration fees (Note 2)                                       5,881,448
     Shareholder and system servicing fees                              2,030,883
     Custody                                                              404,384
     Shareholder communications                                           214,575
     Registration fees                                                    109,725
     Audit and legal                                                       51,515
     Pricing service fees                                                  24,919
     Trustees' fees                                                        19,039
     Other                                                                 18,772
---------------------------------------------------------------------------------
     Total Expenses                                                    41,361,721
---------------------------------------------------------------------------------
Net Investment Income                                                 182,369,731
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 4 AND 6):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)         85,322,009
       Futures contracts                                                 (363,563)
       Foreign currency transactions                                   (7,495,957)
---------------------------------------------------------------------------------
     Net Realized Gain                                                 77,462,489
---------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Foreign Currencies:
       Beginning of year                                               80,927,000
       End of year                                                     21,902,801
---------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                          (59,024,199)
---------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts and Foreign Currencies      18,438,290
---------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $200,808,021
=================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

=========================================================================================================
Statements of Changes in Net Assets                                          For the Years Ended July 31,
=========================================================================================================
                                                                             1998                1997
=========================================================================================================
OPERATIONS:
     Net investment income                                              $  182,369,731     $  206,195,823
     Net realized gain                                                      77,462,489         53,421,481
     Increase (decrease) in net unrealized appreciation                    (59,024,199)        28,055,161
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                200,808,021        287,672,465
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (200,850,543)      (220,307,575)
     Net realized gains                                                    (17,444,264)                --
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (218,294,807)      (220,307,575)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                      856,904,340        561,402,817
     Net asset value of shares issued for reinvestment of dividends        113,810,216        118,710,947
     Cost of shares reacquired                                            (885,917,734)      (523,282,497)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                    84,796,822        156,831,267
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                      67,310,036        224,196,157

NET ASSETS:
     Beginning of year                                                   2,891,805,602      2,667,609,445
---------------------------------------------------------------------------------------------------------
     End of year*                                                       $2,959,115,638     $2,891,805,602
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:      $(11,253,505)              $218
=========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                23

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1998, reclassifications are made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $15,587,251 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management ("Global Capital Management"), a subsidiary of SSBH. From its fee, MMC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 1998, SB received sales charges of approximately $1,344,000 and $78,000 on sales of the Fund's Class A and L shares, respectively.

In addition, CDSCs paid to SB for the year ended July 31, 1998 were:

                                      Class A           Class B          Class L
================================================================================
CDSCs                                 $23,000          $2,494,000        $35,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                                      Class A           Class B          Class L
================================================================================
Distribution Plan Fees                $851,558         $17,756,040      $765,605
================================================================================

All officers and one Trustee of the Trust are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                25

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.   Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $3,749,593,467
--------------------------------------------------------------------------------
Sales                                                              3,592,117,651
================================================================================

At July 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $57,599,611
Gross unrealized depreciation                                       (30,178,680)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $27,420,931
================================================================================

4.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1998, the Fund had no open futures contracts.

5.   Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6.   Forward Foreign Currency Contracts

At July 31, 1998, the Fund had the following open forward foreign currency contracts:

                                                            Local                  Market         Settlement             Unrealized
Foreign Currency                                           Currency                Value             Date                Gain (Loss)
====================================================================================================================================
To Sell:
Australian Dollar                                         74,000,000            $ 44,951,200        8/14/98             $   575,080
British Pound                                             72,830,000             119,056,013        8/14/98                (381,712)
British Pound                                              2,387,703               3,901,024        8/24/98                 (24,110)
Danish Krone                                             640,000,000              94,481,958        8/14/98              (2,223,057)
European Currency Unit                                   103,157,568             114,427,015        8/14/98              (1,487,015)
European Currency Unit                                     2,309,344               2,572,139       11/30/98                  16,635
European Currency Unit                                     1,328,000               1,479,122       11/30/98                  (7,299)
European Currency Unit                                     1,202,430               1,339,262       11/30/98                   2,289
German Mark                                                6,892,500               3,883,303         9/2/98                  (6,102)
German Mark                                                4,338,389               2,444,292         9/2/98                  (3,841)
German Mark                                               12,991,550               7,382,401        1/28/98                 (52,482)
Irish Punt                                                44,400,000              62,766,518        8/14/98              (1,556,234)
New Zealand Dollar                                        83,800,000              42,906,884        8/14/98                 145,366
Spanish Peseta                                         7,100,000,000              47,030,520        8/14/98                (729,695)
Swedish Krona                                            526,500,000              66,405,249        8/14/98              (1,306,799)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (7,038,976)
------------------------------------------------------------------------------------------------------------------------------------
To Buy:
German Mark                                              115,600,000              65,052,460        8/14/98               1,008,139
Irish Punt                                                44,400,000              62,766,518        8/14/98                 370,310
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,378,449
------------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on Open
   Forward Currency Contracts                                                                                           $(5,660,527)
====================================================================================================================================

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8.   Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                27

================================================================================
Notes to Financial Statements (continued)
================================================================================

During the year ended July 31, 1998, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                          $106,215,625
--------------------------------------------------------------------------------
Average amount outstanding                                           104,012,333
================================================================================

Interest rates ranged from 4.50% to 5.30% for the year ended July 31, 1998.

Interest expense for the year ended July 31, 1998 on borrowings by the Fund under reverse repurchase agreements totalled $1,643,874. The Fund had no open reverse repurchase agreements at July 31, 1998.

9.   Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 1998, the Fund held no TBA securities.

10.  Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1998, the Fund had loaned corporate and international bonds having a value of approximately $68,330,500 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Commercial Paper:
   General Electric Credit, 5.683% due 8/3/98                        $ 3,604,212
Repurchase Agreements:
   J.P. Morgan Securities, 5.688% due 8/3/98                          14,321,717
   Morgan Stanley, 5.688% due 8/3/98                                  14,321,717
   NationsBanc Montgomery Securities, Inc., 5.738% due 8/3/98          4,773,906
   NationsBanc Montgomery Securities, Inc., 5.738% due 8/3/98          9,547,812
   CS First Boston Corp., 5.768% due 8/3/98                           14,321,718
   Merrill Lynch Securities/MLPFS, 5.750% due 8/3/98                  14,321,718
--------------------------------------------------------------------------------
Total                                                                $75,212,800
================================================================================


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

11.  Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                                          Class A            Class B              Class L              Class Y             Class Z
====================================================================================================================================
Total Paid-in Capital                   $389,995,847      $2,280,301,426        $133,215,592        $123,207,577         $21,540,272
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                                Year Ended                                   Year Ended
                                                               July 31, 1998                                July 31, 1997
                                                     ----------------------------------           ----------------------------------
                                                        Shares               Amount                 Shares               Amount
====================================================================================================================================
Class A
Shares sold                                            35,840,369         $ 286,903,611            13,256,070         $ 105,627,582
Shares issued on reinvestment                           1,840,380            14,697,639             1,415,052            11,233,913
Shares redeemed                                       (21,154,188)         (169,264,458)           (7,215,639)          (57,534,430)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           16,526,561         $ 132,336,792             7,455,483         $  59,327,065
====================================================================================================================================
Class B
Shares sold                                            55,482,798         $ 445,398,765            44,187,260         $ 352,736,728
Shares issued on reinvestment                          11,463,425            91,837,518            12,856,077           102,306,573
Shares redeemed                                       (85,170,973)         (683,731,364)          (56,866,196)         (453,930,784)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (18,224,750)        $(146,495,081)              177,141         $   1,112,517
====================================================================================================================================
Class L*
Shares sold                                             9,669,210         $  77,498,478             5,723,599         $  45,618,957
Shares issued on reinvestment                             693,017             5,540,434               449,137             3,565,931
Shares redeemed                                        (3,784,006)          (30,324,154)           (1,148,289)           (9,138,226)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            6,578,221         $  52,714,758             5,024,447         $  40,046,662
====================================================================================================================================
Class Y
Shares sold                                             5,598,158         $  44,807,089             6,772,038         $  53,896,925
Shares issued on reinvestment                               2,869                22,907                 4,050                32,008
Shares redeemed                                                --                    --              (166,214)           (1,305,484)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            5,601,027         $  44,829,996             6,609,874         $  52,623,449
====================================================================================================================================
Class Z
Shares sold                                               286,159         $   2,296,397               440,488         $   3,522,625
Shares issued on reinvestment                             214,133             1,711,718               198,007             1,572,522
Shares redeemed                                          (324,497)           (2,597,758)             (173,274)           (1,373,573)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                              175,795         $   1,410,357               465,221         $   3,721,574
====================================================================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                29

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                                 1998(1)        1997            1996            1995             1994
====================================================================================================================================
Net Asset Value, Beginning of Year                            $8.01           $7.82           $7.85           $7.76           $8.41
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(2)                                    0.53            0.62            0.61            0.94            0.63
   Net realized and unrealized gain (loss)                     0.05            0.24            0.03           (0.18)          (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                   0.58            0.86            0.64            0.76            0.11
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      (0.58)          (0.67)          (0.62)          (0.48)          (0.62)
   Net realized gains                                         (0.05)             --              --              --           (0.10)
   Capital                                                       --              --           (0.05)          (0.19)          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.63)          (0.67)          (0.67)          (0.67)          (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $7.96           $8.01           $7.82           $7.85           $7.76
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   7.47%          11.36%           8.39%          10.35%           1.16%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                             $397,127        $267,272        $202,700        $177,336         $76,019
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                       6.51%           7.75%           7.85%           8.15%           7.67%
   Interest expense                                            0.06            0.06            0.01              --              --
   Other expenses(2)                                           1.01            1.03            1.04            1.09            1.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         128%             85%             90%             83%             93%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                               Per Share Decreases             Expense Ratios
                            in Net Investment Income         Without Fee Waivers
                            ------------------------         -------------------
                               1995          1994            1995          1994
                               ----          ----            ----          ----
     Class A                   $0.01         $0.00*          1.14%         1.12%

*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                                1998(1)         1997            1996            1995            1994
====================================================================================================================================
Net Asset Value, Beginning of Year                           $8.03           $7.83           $7.86           $7.76           $8.41
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(2)                                   0.49            0.59            0.58            0.70            0.59
   Net realized and unrealized gain (loss)                    0.05            0.23            0.01            0.02           (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                  0.54            0.82            0.59            0.72            0.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.54)          (0.62)          (0.57)          (0.44)          (0.60)
   Net realized gains                                        (0.05)             --              --              --           (0.10)
   Capital                                                      --              --           (0.05)          (0.18)          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.59)          (0.62)          (0.62)          (0.62)          (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $7.98           $8.03           $7.83           $7.86           $7.76
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  6.93%          10.89%           7.80%          10.00%           0.66%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                          $2,280          $2,440          $2,380          $2,367          $2,469
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                      6.12%           7.34%           7.36%           6.82%           7.20%
   Interest expense                                           0.06            0.06            0.01              --              --
   Other expenses(2)                                          1.50            1.51            1.52            1.56            1.57
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        128%             85%             90%             83%             93%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                  Per Share Decreases           Expense Ratios
                               in Net Investment Income      Without Fee Waivers
                               ------------------------      -------------------
                                  1995         1994           1995          1994
                                  ----         ----           ----          ----
     Class B                     $0.00*        $0.00*         1.61%        1.59%

*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                31

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class L Shares(1)                                             1998(2)          1997           1996             1995(3)        1994
===================================================================================================================================
Net Asset Value, Beginning of Year                           $8.01            $7.81           $7.84           $7.76           $8.41
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(4)                                   0.49             0.58            0.52            1.16            0.55
   Net realized and unrealized gain (loss)                    0.06             0.24            0.07           (0.46)          (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                  0.55             0.82            0.59            0.70            0.08
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.54)           (0.62)          (0.57)          (0.44)          (0.60)
   Net realized gains                                        (0.05)              --              --              --           (0.10)
   Capital                                                      --               --           (0.05)          (0.18)          (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.59)           (0.62)          (0.62)          (0.62)          (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $7.97            $8.01           $7.81           $7.84           $7.76
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  7.08%           10.92%           7.82%           9.73%           0.66%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                            $135,485          $83,543         $42,222         $12,730          $1,065
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                      6.09%            7.19%           7.61%          10.23%           7.20%
   Interest expense                                           0.06             0.06            0.01              --              --
   Other expenses(4)                                          1.45             1.46            1.47            1.46            1.57
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        128%              85%             90%             83%             93%
====================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the former Class D shares were renamed Class C shares.

(4) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                  Per Share Decreases          Expense Ratios
                               in Net Investment Income      Without Fee Waivers
                               ------------------------      -------------------
                                  1995          1994         1995          1994
                                  ----          ----         ----          ----
     Class L                     $0.00*        $0.00*         1.51%        1.58%

*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                       1998(1)            1997           1996(2)
===============================================================================================================
Net Asset Value, Beginning of Year                                  $8.00              $7.82             $7.89
---------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                             0.55               0.64              0.50
   Net realized and unrealized gain                                  0.06               0.24              0.01
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                                         0.61               0.88              0.51
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                            (0.60)             (0.70)            (0.53)
   Net realized gains                                               (0.05)                --                --
   Capital                                                             --                 --             (0.05)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (0.65)             (0.70)            (0.58)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $7.96              $8.00             $7.82
---------------------------------------------------------------------------------------------------------------
Total Return                                                         7.96%             11.64%             6.65%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                   $124,559            $80,479           $26,940
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                             6.88%              7.84%             8.54%+
   Interest expense                                                  0.06               0.06              0.01
   Other expenses                                                    0.66               0.70              0.69+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               128%                85%               90%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from October 10, 1995 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                33

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:


Class Z Shares                                                1998(1)        1997             1996            1995(2)        1994
====================================================================================================================================
Net Asset Value, Beginning of Year                           $8.01           $7.82           $7.85           $7.76           $8.41
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                   0.55            0.65            0.64            0.84            0.68
   Net realized and unrealized gain (loss)                    0.05            0.23            0.02           (0.06)          (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                  0.60            0.88            0.66            0.78            0.14
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.60)          (0.69)          (0.63)          (0.49)          (0.65)
   Net realized gains                                        (0.05)             --              --              --           (0.10)
   Capital                                                      --              --           (0.06)          (0.20)          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.65)          (0.69)          (0.69)          (0.69)          (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $7.96           $8.01           $7.82           $7.85           $7.76
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  7.78%          11.69%           8.72%          10.94%           1.43%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                             $21,670         $20,397         $16,270         $14,361         $11,552
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                      6.85%           8.08%           8.19%           8.30%           8.02%
   Interest expense                                           0.06            0.06            0.01              --              --
   Other expenses(2)                                          0.74            0.69            0.70            0.75            0.75
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        128%             85%             90%             83%             93%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.

(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                  Per Share Decreases          Expense Ratios
                               in Net Investment Income      Without Fee Waivers
                               ------------------------      -------------------
                                  1995          1994         1995          1994
                                  ----          ----         ----          ----
     Class Z                     $0.00*        $0.00*         0.80%        0.77%

*    Amount represents less than $0.01 per share.

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1998:

     o    A corporate dividends received deduction of 2.53%.

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

     o Total long-term capital gain distributions paid of $17,444,264 are considered "20% rate gains".

A total of 5.40% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994, were audited by other auditors whose report thereon, dated September 30, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                        /s/KPMG Peat Marwick LLP

New York, New York
September 16, 1998


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                35

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                                                                                                      Percentage
                                          Shares Voted               Percentage             Shares Voted             Shares Voted
Name of Trustee                               For                   Shares Voted               Against                  Against
====================================================================================================================================
Lee Abraham                              470,650,429.393               97.232%             13,397,258.703               2.768%
Allan J. Bloostein                       470,662,468.281               97.235              13,385,219.815               2.765
Richard E. Hanson, Jr.                   470,785,649.601               97.260              13,262,038.495               2.740
Heath B. McLendon                        470,800,123.228               97.263              13,247,564.868               2.737
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

====================================================================================================================================
"M"   Diversification                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Industry Concentration                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Borrowing                                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"   Pledging Assets                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Lending by the Fund                                                                                                Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Margin and Short Sales                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Real Estate                                                                                                        Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Securities of other Investment Companies                                                                           Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Investments in Oil, Gas, Land and Mineral Exploration                                                              Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Puts and Calls                                                                                                     Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

                            Percentage                                     Percentage                                   Percentage
   Shares Voted              of Shares             Shares Voted             of Shares              Shares                of Shares
        For                    Voted                  Against             Voted Against          Abstaining              Abstained
====================================================================================================================================
184,177,773.639               91.984%              2,901,300.038             1.449%            13,150,214.432             6.568%
====================================================================================================================================


*    Broker non-votes constituted less than one percent of the shares voted.


--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

Smith Barney
Diversified Strategic
Income Fund

Trustees                                Investment Adviser
Lee Abraham                             Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman             Distributor
                                        Smith Barney Inc.

Officers
Heath B. McLendon                       Custodian
President and                           The Chase Manhattan Bank
Chief Executive Officer

Lewis E. Daidone                        Shareholder Servicing Agent
Senior Vice President and Treasurer     First Data Investor Services Group, Inc.
                                        P.O. Box 9134
James E. Conroy                         Boston, MA 02205-9134
Vice President and Investment Officer

John C. Bianchi
Vice President and Investment Officer   This report is submitted for the
                                        general information of shareholders
Victor S. Filatov                       of Smith Barney Diversified
Vice President and Investment Officer   Strategic Income Fund. It is not
                                        authorized for distribution to
Irving P. David                         prospective investors unless
Controller                              accompanied or preceded by a
                                        current Prospectus for the Fund,
Christina T. Sydor                      which contains information
Secretary                               concerning the Fund's investment
                                        policies and expenses as well as
                                        other pertinent information.


                                        SMITH BARNEY
                                        ------------
                                        A Member of TravelersGroup [LOGO]

                                        Smith Barney Diversified Strategic
                                         Income Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com

                                        FD01184 9/98

                                 [GRAPHIC]

                                 Smith Barney
[GRAPHIC]                        Balanced Fund


                                 -------------
                                 ANNUAL REPORT
                                 -------------


                                 July 31, 1998



                          [LOGO] Smith Barney Mutual Funds
                                 Investing for your future.
                                 Every day.(SM)

Smith Barney
Balanced Fund
================================================================================

================================================================================

The Smith Barney Balanced Fund ("Fund") seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below investment grade securities, commonly referred to as "junk bonds."

Smith Barney Balanced Fund's
Average Annual Total Returns
July 31, 1998

                                                Without Sales Charge(1)
                               --------------------------------------------------------
                               Class A         Class B         Class L       Class O(2)
=======================================================================================
One-Year                       16.70%          16.17%            N/A           16.19%
---------------------------------------------------------------------------------------
Five-Year                       8.68            8.14             N/A            8.17
---------------------------------------------------------------------------------------
Ten-Year                         N/A           10.94             N/A             N/A
---------------------------------------------------------------------------------------
Since Inception++              10.52           10.78           (2.28)%+         8.95
=======================================================================================

                                                With Sales Charge(3)
                               --------------------------------------------------------
                               Class A         Class B         Class L       Class O(2)
========================================================================================
One-Year                       10.85%          11.17%            N/A           15.19%
----------------------------------------------------------------------------------------
Five-Year                       7.58            8.00             N/A            8.17
----------------------------------------------------------------------------------------
Ten-Year                         N/A           10.94             N/A             N/A
----------------------------------------------------------------------------------------
Since Inception++               9.53           10.78           (4.19)%+         8.95
========================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2)  On June 12, 1998, Class C shares were renamed Class O shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

The Fund has been undergoing important changes in recent months. The Fund now has a target asset allocation of approximately 60% in stocks and 40% in bonds... In selecting stocks for the Fund, we employ an investing approach emphasizing a broadly diversified portfolio across a wide range of industries. Generally, the stock portfolio of the Fund will be comprised mostly of mid- to large-capitalization companies. However, the Fund may also invest in smaller-capitalization companies if we believe they offer attractive investment opportunities.

================================================================================
NASDAQ SYMBOL
================================================================================

               Class A                                SUTAX
               Class B                                SLSUX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ............................................    1

An Interview with Portfolio Managers
Jack Levande and Charles Graves, CFA ..........................    4

Historical Performance ........................................    7

Smith Barney Balanced Fund at a Glance ........................   10

Schedule of Investments .......................................   11

Statement of Assets and Liabilities ...........................   19

Statement of Operations .......................................   20

Statements of Changes in Net Assets ...........................   21

Notes to Financial Statements .................................   22

Financial Highlights ..........................................   27

Tax Information ...............................................   32

Independent Auditors' Report ..................................   33

Additional Shareholder Information ............................   34

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                                 [PHOTO]

HEATH B.                                JACK S.
MCLENDON                                LEVANDE

Chairman                                Vice President and
                                        Investment Officer


[PHOTO]                                 [PHOTO]

CHARLES P.                              JOHN C.
GRAVES III, CFA                         BIANCHI, CFA

Vice President and                      Vice President and
Investment Officer                      Investment Officer


                            [PHOTO]

                            JAMES E.
                            CONROY

                            Vice President and
                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Balanced Fund ("Fund"), formerly known as the Smith Barney Utilities Fund, for the year ended July 31, 1998. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended July 31, 1998, the Fund generated a total return of 16.7% (before the deduction of any sales charges) for Class A shares. According to Lipper Analytical Services, Inc., the balanced fund peer group averaged a total return of 9.75% and the utilities fund peer group averaged a total return of 21.58% for the year ended July 31, 1998. (Lipper is an independent fund-tracking organization.) The change of the Fund's investment objective to a balanced fund became effective on May 7, 1998.

During the same period, the Standard & Poor's 500 Index ("S&P 500"), a common measure of broad stock market performance, gained 33.35% and the Lehman Brothers Government/Corporate Bond Index, which tracks the performance of the overall bond market, rose 9.76%. As of July 31, 1998, stocks represented approximately 48% of the Fund's total net assets, bonds made up roughly 41% while the remaining portion of the portfolio was invested in cash equivalents.

In addition, the Fund paid income dividends totaling $0.68 and capital gain distributions totaling $0.83 per Class A share. For information on the Fund's other share classes, please turn to page seven.

A Classic Series Fund

The Smith Barney Balanced Fund is part of the Classic Series of Smith Barney Mutual Funds. The Classic Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     1

Investment Strategy Update

As you know, the Fund has been undergoing important changes in recent months. The Fund now has a target asset allocation of approximately 60% in stocks and 40% in bonds and is no longer required to invest in the securities of utilities companies. In addition, the Fund has a new management team: Charles Graves will join Jack Levande in managing the stock portion and James Conroy and John Bianchi will manage the bond portion.

In selecting stocks for the Fund, the team employs an investing approach emphasizing a broadly diversified portfolio across a wide range of industries. Generally, the stock portion of the Fund will be comprised mostly of mid- to large-capitalization companies. However, the Fund's managers may also invest in smaller-capitalization companies if we believe they offer attractive investment opportunities.

During the reporting period, we identified a number of promising companies, especially in the areas of banking, technology and pharmaceuticals. For example, we recently added Chase Manhattan Bank, a major bank with a broad array of financial services, to the Fund's portfolio because we believed that the stock was undervalued in the market. In our opinion, Chase should continue to grow at above-average rates over the long term, especially after it completes its announced restructuring plans. We have also added NationsBank after it announced a merger with Bank America. We believe the merger should promote NationBank's presence, create cost savings and enhance its ability to grow.

In technology, we have added Compaq, a leading personal computer manufacturer, to the portfolio when the company merged with the former computer giant, Digital. In our view, the benefits of that merger were not fully reflected in the stock price. We expect the merger to help the new company gain market share and add to revenue growth going forward.

Another example of our investment approach was the purchase of Merck, a premier drug manufacturer. Merck recently fell out of favor with investors as its patent protection on key products approached expiration. Although many other drug companies are facing similar patent losses, Merck continued to sell at a lower valuation than its peer group. However, we believe the loss of patent protection was overly discounted in its stock price. Because Merck has a number of new products in its development pipeline, we believe its growth prospects remain bright.

Stock Market Update

The U.S. stock market continued its dramatic rise in the past year despite growing concerns over foreign markets. After rebounding from the initial effects of the Asian crisis, the earnings growth outlook for a number of U.S. companies, particularly manufacturers, became clouded as the crisis wore on. Nonetheless, both the S&P 500 and the Dow Jones Industrial Average, a capitalization-weighted measure of 30 blue-chip companies, reached new record levels during July 1998. A relatively narrow group of the very largest companies led the advance, continuing a trend that had been in place for well over a year.

As valuations of U.S. stocks continued to swell and the prospects of an Asian recovery became increasingly uncertain, many investors sought refuge from market turmoil in blue-chip U.S. companies. In our view, these companies tend to be less risky because of their stronger balance sheets, more predictable earnings and market leadership. Moreover, we believe that this has been largely a liquidity-driven stock market. Flows of new investment money into financial markets have remained high and investors have tended to put that money into blue-chip stocks as well as U.S. Treasury securities. This growing demand combined with a limited supply helped to propel these stocks even higher.

A vibrant U.S. economy also helped to support the stock market. According to the Conference Board, consumer confidence reached a 29-year high in June 1998. Domestic spending remains a critical component of the U.S. economy, making up roughly 72% of the gross domestic product ("GDP"). Despite economic


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
woes elsewhere, U.S.-based service industries and retailers have benefited from brisk consumer spending and the lower cost of materials. In addition, the housing market also boomed due to record-level new home sales.

Bond Market Update

A strong U.S. dollar and ongoing turmoil in foreign markets helped fuel a powerful bond market rally during the reporting period. As noted, many investors sought the relative safety of U.S. Treasury securities in response to growing uncertainties. This heightened demand helped send the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to new record lows in the second quarter of 1998.

Moreover, moderating economic growth and low inflation in the U.S. economy today remains generally supportive of corporate and government bonds. However, we believe we're beginning to see a gradual deterioration in manufacturing industries in the U.S. with fewer exports to Asia. It's still an open question whether Asia's problems will have a meaningful negative impact on future U.S. economic growth. While the Federal Reserve Board remains concerned about the underlying strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

Outlook

Until solutions to Asia's economic troubles become better known, we expect volatility in financial markets to continue in the coming months. Moreover, any bad news, such as corporate earnings disappointments, will likely be magnified in the market.

Nonetheless, we continue to view the prospects of the U.S. stock and bond market as very bright. The underpinnings that have supported the U.S. stock and bond markets remain in place. Economic growth in the U.S. appears to be moderating and inflation has remained subdued. In our view, corporate earnings growth may return to more normal levels rather than continue the outsized gains witnessed in recent years. In these market conditions, we believe that careful stock and bond selection will be the key to investing success in the coming months.

In closing, thank you for investing in the Smith Barney Balanced Fund. We look forward to helping you pursue your investment goals.

Sincerely,



/s/ Heath B. McLendon                            /s/ Jack S. Levande

Heath B. McLendon                                Jack S. Levande
Chairman                                         Vice President and
                                                 Investment Officer


/s/ Charles P. Graves III                        /s/ John C. Bianchi

Charles P. Graves III, CFA                       John C. Bianchi, CFA
Vice President and                               Vice President and
Investment Officer                               Investment Officer


/s/ James E. Conroy

James E. Conroy
Vice President and
Investment Officer

August 24, 1998


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     3

================================================================================
An Interview with Portfolio Managers Jack Levande
and Charles "Chad" Graves III, CFA
================================================================================

Recently, we had an opportunity to speak with Jack Levande and Chad Graves where they shared insights into their approach to stock investing.

Chad, could you describe the new composition of the Smith Barney Balanced Fund?

Chad: The Fund's portfolio is divided into the two major parts: stocks and bonds. Jack and I are the Fund's two stock managers. On the fixed-income side of the Fund, the portfolio management team is John Bianchi, who handles the high yield portion of the Fund and Jim Conroy, who manages the investment-grade and government side of the portfolio.

Under normal market conditions, the portfolio will be made up of roughly 60% stocks and 40% bonds. The Fund's bond portfolio is further divided into about 25% high-yield bonds and 15% investment-grade bonds.

Do you have any flexibility in changing the Fund's weighting in different asset classes?

Jack: Yes, we do have some flexibility to increase or decrease our weightings in different asset classes. But our goal here is not to try to time the market. That is something that's difficult for even the best investors to do well consistently.

While the structure of the Fund will usually be a 60/40 stock and bond mix, we can go up as high as 70% stocks, or as low as 50%. The allocation will vary based on our market outlook and in-depth analysis in conjunction with the bond management team regarding what they see in their marketplace versus how we view the stock market.

Regarding the stock portion of the Fund, are you looking at any single market capitalization or particular industry?

Chad: From a capitalization perspective, the Fund will typically have a large-capitalization emphasis. But that does not mean we are going to limit our selections just to large-cap stocks. Generally, I would say that large-cap stocks will make up 80% of the Fund's portfolio and smaller companies might make up the remaining 20%. These are very broad guidelines, not something that is etched in stone. While the Fund will usually contain a very well diversified portfolio of stocks, we may choose to emphasize certain industries depending on our outlook for the economy and the market.

For example, in the early stages of the Fund's transition period, we have decided to overweight technology and financial stocks. It's not a significant overweighting. It's just what we want to emphasize currently.

Jack: I would also add that the strategy for the stock portion is largely a valued-based approach. This means that we search for companies with strong balance sheets and predictable earnings that have attractive valuations.

Chad: As Jack pointed out, we tend to employ a value-oriented approach, but we are indifferent to whether a stock is classified as a growth stock or classified as a value stock. Our emphasis on buying good companies at attractive prices naturally pushes us to the value side of the market. However, if the growth characteristics of a company are strong enough to justify a larger than average valuation, we're not going to eliminate it from consideration simply because it's viewed as a growth stock.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

How do you manage risk in the Fund?

Chad: There are actually two ways that we attempt to control risk in the portfolio. First, we conduct a thorough risk analysis of each individual stock. The second way is through careful portfolio construction.

In selecting stocks for the Fund, we closely examine the company's financial strength, earnings predictability and stock price stability. From this, we arrive at a composite picture that we use to identify the risk of a particular security versus that of the overall market.

During the Fund's reconstruction phase we have started with approximately 80% of the portfolio invested in very high-quality companies that have met our selection criteria. These stocks might be considered as core holdings. The remaining portion of the Fund will typically be invested in more aggressive stocks that may not qualify as core holdings but have a good degree of tactical attractiveness to them.

We also pay close attention to the company's representation relative to the Fund's portfolio. In the core section of the portfolio we will weigh stocks anywhere from roughly 1% to 3%, with 1% being an underweighted position. For example, we may choose to underweight a stock if we think it's still a good long-term holding, but perhaps the stock has some near-term concerns.

Jack: To give you a better idea of the types of companies we invest in, some of the Fund's top holdings currently include: WorldCom, Chase Manhattan Bank, Merck, Associates First, NationsBank, Johnson and Johnson, EMC Corp, Xerox, Baxter International and Cisco Systems.

Jack, with market volatility on the rise, are you taking any measures to minimize volatility in the portfolio?

Jack: At this point in the transition phase we have elected to maintain a slightly overweighted position in utilities, traditionally a defensive asset category. We have also maintained a cash reserve that we have yet to put to work. In our view, the market's recent volatility may very well present us with some outstanding buying opportunities.

How should investors view balanced mutual funds?

Chad: In my opinion, a balanced fund usually is suitable for investors who want some stock market exposure but at the same time, have a bit of a natural aversion to the volatility inherent when you invest in stocks.

Jack: And certainly, in the last year and a half, we have seen stock market volatility come back strongly. While volatility may feel a lot higher than normal, it's actually returned to its long-term levels.

We have seen investors looking for ways to participate in the stock market, but in a less volatile fashion. A balanced fund is a great way to get professional management in two asset classes and in one account.

Chad: And in one program, so that you have the expertise of a bond team, and the expertise of the stock team, working closely together on the portfolio, so that we can optimize return potential without taking on excessive risk.*

Jack: I agree with Chad. And I would like to add that a balanced fund might be appropriate for investors who are more income focused. Although the yield of a balanced fund won't be as high as a pure bond fund, you're getting a higher yield than you would get in a stock fund. That income also helps to reduce the volatility because of diversification.


----------
* Please note that the Fund also invests in securities rated less than investment-grade by a nationally recognized statistical rating organization. These securities, some of which have speculative characteristics, may be subject to greater market fluctuations and greater risk of income or principal than higher-rated securities.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     5

What is your outlook for the markets?

Chad: In the last three years, I have started every seminar I have done by saying the exact same thing:

We shouldn't expect to see in the coming year what we have seen in the previous one.

At one point in 1998 we were up 22% to 23% percent and at the close of the reporting period, that return has narrowed to about half. Given the uncertainties that exist both at home and abroad, we would be somewhat content to see flat returns for the rest of the year.

Moreover, we think that the stock market volatility will continue. Stock market returns over the last three years have been phenomenally strong. And that performance has pushed stocks to valuation levels that may be justified given the low inflation, low interest rate and good economic growth but, at the same time, are still very high and may prove to be ultimately unsustainable.

Jack: In our view, the current bull market has been a liquidity-driven market with the focus on large-capitalization names. Substantial inflows from mutual funds and individual investors have pushed the market ever higher in recent years.

What we're seeing now is the continued disparity between robust domestic growth and concerns of a substantially weakened overseas market. Strong economic growth in the U.S. has added to domestic wage pressures and a declining unemployment rate while many corporations are also facing intense competition from foreign companies. These two developments have, in turn, increased pressure on corporate profits.

We believe the market will continue to struggle between these two forces. And as long as current valuations persist, you're going to see higher volatility. As we wrote in our letter, individual stock selection will be the key to investing success in the coming months.

Gentlemen, thank you for your time.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Year       of Year        Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
7/31/98                                          $15.53         $16.52          $0.68         $0.83         $0.00         16.70%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                           14.51          15.53           0.82          0.32          0.00         15.48
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                           14.03          14.51           0.82          0.00          0.00          9.21
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                           13.28          14.03           0.82          0.08          0.02         13.24
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                           15.97          13.28           0.83          0.50          0.00         (8.99)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                             14.36          15.97           0.64          0.13          0.00         17.01+
====================================================================================================================================
    Total                                                                       $4.61         $1.86         $0.02
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Year       of Year        Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
7/31/98                                          $15.52         $16.49          $0.62         $0.83         $0.00         16.17%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                           14.51          15.52           0.75          0.32          0.00         14.88
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                           14.02          14.51           0.75          0.00          0.00          8.78
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                           13.28          14.02           0.76          0.08          0.02         12.62
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                           15.97          13.28           0.75          0.50          0.00         (9.52)
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                           14.83          15.97           0.80          0.15          0.00         14.69
------------------------------------------------------------------------------------------------------------------------------------
7/31/92++                                         13.95          14.83           0.35          0.00          0.01          8.98+
------------------------------------------------------------------------------------------------------------------------------------
2/28/92                                           13.21          13.95           0.84          0.15          0.03         13.63
------------------------------------------------------------------------------------------------------------------------------------
2/28/91                                           12.93          13.21           0.90          0.10          0.00         10.46
------------------------------------------------------------------------------------------------------------------------------------
2/28/90                                           12.09          12.93           0.90          0.21          0.00         16.34
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 2/28/89                             12.00          12.09           0.57          0.15          0.00          6.80+
====================================================================================================================================
    Total                                                                       $7.99         $2.49         $0.06
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class L Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Period     of Period      Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
Inception* -- 7/31/98                            $17.14         $16.52          $0.00         $0.23         $0.00         (2.28)%+
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     7

====================================================================================================================================
Historical Performance -- Class O Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Year       of Year        Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
7/31/98                                          $15.53         $16.50          $0.63         $0.83         $0.00         16.19%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                           14.51          15.53           0.75          0.32          0.00         15.01
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                           14.02          14.51           0.75          0.00          0.00          8.80
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                           13.28          14.02           0.76          0.08          0.02         12.62
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                           15.97          13.28           0.75          0.50          0.00         (9.52)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                             15.17          15.97           0.39          0.02          0.00          8.08+
====================================================================================================================================
    Total                                                                       $4.03         $1.75         $0.02
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Year       of Year        Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
7/31/98                                          $15.56         $16.52          $0.71         $0.83         $0.00         16.67%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                           14.52          15.56           0.85          0.32          0.00         15.88
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96                             14.88          14.52           0.71          0.00          0.00          2.28+
====================================================================================================================================
    Total                                                                       $2.27         $1.15         $0.00
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                                    Net Asset Value
                                                -----------------------
                                                Beginning        End           Income      Capital Gain    Return        Total
Year Ended                                       of Year       of Year        Dividends    Distributions  of Capital    Returns(1)
====================================================================================================================================
7/31/98                                          $15.55         $16.57          $0.71         $0.83         $0.00         17.08%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                           14.52          15.55           0.85          0.32          0.00         15.81
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                           14.02          14.52           0.85          0.00          0.00          9.62
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                           13.28          14.02           0.87          0.08          0.02         13.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                           15.97          13.28           0.87          0.50          0.00         (8.78)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                             14.36          15.97           0.66          0.14          0.00         17.21+
====================================================================================================================================
    Total                                                                       $4.81         $1.87         $0.02
====================================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                            Without Sales Charge(1)
                                                ------------------------------------------------------------------------------------
                                                Class A        Class B         Class L         Class O         Class Y       Class Z
====================================================================================================================================
Year Ended 7/31/98                               16.70%         16.17%           N/A            16.19%         16.67%         17.08%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                          8.68           8.14            N/A             8.17            N/A           9.01
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                            N/A          10.94            N/A              N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                       10.52          10.78          (2.28)%+          8.95          12.22          10.84
====================================================================================================================================

                                                                              With Sales Charge(2)
                                                ------------------------------------------------------------------------------------
                                                Class A        Class B         Class L          Class O        Class Y       Class Z
====================================================================================================================================
Year Ended 7/31/98                               10.85%         11.17%           N/A            15.19%         16.67%         17.08%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                          7.58           8.00            N/A             8.17            N/A           9.01
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                            N/A          10.94            N/A              N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                        9.53          10.78          (4.19)%+          8.95          12.22          10.84
====================================================================================================================================

====================================================================================================================================
Cumulative Total Return
====================================================================================================================================

                                                                                          Without Sales Charge(1)
====================================================================================================================================
Class A (Inception* through 7/31/98)                                                               77.44%
------------------------------------------------------------------------------------------------------------------------------------
Class B (7/31/88 through 7/31/98)                                                                 182.46
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                                                               (2.28)
------------------------------------------------------------------------------------------------------------------------------------
Class O (Inception* through 7/31/98)                                                               60.09
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                                                               38.27
------------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/98)                                                               80.40
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

* Inception dates for Class A, B, L, O, Y and Z shares are November 6, 1992, March 28, 1988, June 15, 1998, February 4, 1993, October 9, 1995 and
     November 6, 1992, respectively.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     9

================================================================================
Smith Barney Balanced Fund at a Glance  (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Balanced Fund vs. Standard & Poor's 500 Index
and Lipper Utilities Fund Average+
--------------------------------------------------------------------------------


                             July 1988 -- July 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Smith Barney         Lipper Utilities        Standard & Poor's
                          Balanced Fund          Fund Average              500 Index
                          --------------        --------------          ---------------
July 1988                    $10,000               $10,000                 $10,000
July 1989                    $11,462               $12,581                 $13,189
July 1990                    $12,125               $13,048                 $14,047
July 1991                    $13,770               $14,268                 $15,834
July 1992                    $16,551               $17,103                 $17,856
July 1993                    $19,098               $20,053                 $19,412
July 1994                    $17,278               $18,847                 $20,412
July 1995                    $19,457               $20,757                 $25,732
July 1996                    $21,165               $23,137                 $29,992
July 1997                    $24,315               $28,392                 $45,621
July 1998                    $28,246               $34,555                 $54,426


+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Utilities Fund Average ("Lipper Utilites Fund Average") is composed of the Fund's peer group of mutual funds (102 funds as of July 31, 1998) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Five Equity Holdings*
--------------------------------------------------------------------------------
  1.  WorldCom, Inc.                                                        1.9%
--------------------------------------------------------------------------------
  2.  Chase Manhattan Corp.                                                 1.6
--------------------------------------------------------------------------------
  3.  Associates First Capital                                              1.5
--------------------------------------------------------------------------------
  4.  Merck & Co., Inc.                                                     1.5
--------------------------------------------------------------------------------
  5.  NationsBank Corp.                                                     1.4
--------------------------------------------------------------------------------
Top Five Bond Holdings*
--------------------------------------------------------------------------------
  1.  MCI Communications Corp.                                              1.9%
--------------------------------------------------------------------------------
  2.  U.S. West Communications                                              1.4
--------------------------------------------------------------------------------
  3.  CSC Holdings Inc.                                                     1.0
--------------------------------------------------------------------------------
  4.  Noble Affiliates Inc.                                                 0.9
--------------------------------------------------------------------------------
  5.  First Nationwide Parent Holdings Ltd.                                 0.6
--------------------------------------------------------------------------------

*    As a percentage of total investments as of July 31, 1998.


Investment Breakdown*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies & Obligations                 6.8%
Cash Equivalent                                       10.5%
Common and Preferred Stock                            48.7%
Corporate Bonds and Notes                             33.6%
Collateralized Mortgage Obliation                      0.4%


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments                                                                                                July 31, 1998
====================================================================================================================================

         SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================
COMMON STOCK -- 48.6%
Capital Goods -- 3.9%
                225,000      Dana Corp.                                                                                $11,193,750
                 67,000      Deere & Co.                                                                                 2,692,562
                 70,000      General Electric Co.                                                                        6,251,875
                100,000      PPG Industries, Inc.                                                                        6,337,500
                141,000      Praxair, Inc.+                                                                              6,944,250
                125,000      Textron, Inc.+                                                                              9,234,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        42,654,312
------------------------------------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.7%
                100,000      General Motors Corp.                                                                        7,231,250
------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 7.3%
                100,000      Colgate-Palmolive Co.                                                                       9,243,750
                165,000      Dollar General Corp.+                                                                       6,765,000
                118,000      Gillette Co.                                                                                6,180,250
                120,000      Liz Claiborne, Inc.+                                                                        4,635,000
                 80,000      Lowe's Cos., Inc.                                                                           3,080,000
                240,000      Newell Co.                                                                                 12,360,000
                323,000      PepsiCo, Inc.                                                                              12,536,437
                100,000      Procter & Gamble Co.+                                                                       7,937,500
                150,000      Rite Aid Corp.                                                                              5,925,000
                205,000      Staples, Inc.+                                                                              6,739,375
                 82,000      Unilever NV                                                                                 5,699,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        81,101,312
------------------------------------------------------------------------------------------------------------------------------------
Consumer Services -- 1.2%
                207,000      Kroger Co.                                                                                  9,793,688
                128,700      Norfolk Southern Corp.                                                                      3,844,913
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,638,601
------------------------------------------------------------------------------------------------------------------------------------
Electric and Gas -- 5.4%
                200,000      Duke Energy Corp.+                                                                         11,425,000
                200,000      Edison International                                                                        5,550,000
                200,000      FPL Group, Inc.+                                                                           12,162,500
                350,000      NIPSCO Ind. Inc.+                                                                           9,318,750
                150,000      PECO Energy Co.                                                                             4,490,625
                150,000      Sempra Energy                                                                               3,778,125
                200,000      Texas Utilities Co.+                                                                        8,012,500
                175,000      Williams Cos., Inc.                                                                         5,610,937
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        60,348,437
------------------------------------------------------------------------------------------------------------------------------------
Energy -- 4.1%
                 78,000      British Petroleum, Sponsored ADR+                                                           6,259,500
                350,000      Coastal Corp.                                                                              11,462,500
                185,000      El Paso Energy Corp.                                                                        6,290,000
                150,000      Halliburton Co.+                                                                            5,446,875
                 40,000      Mobil Corp.                                                                                 2,790,000
                125,000      Schlumberger Ltd.+                                                                          7,570,313
                200,000      U.S. Filter Corp.                                                                           5,400,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        45,219,188
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    11

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================
Financial Services -- 10.7%
                296,000      Allstate Corp.                                                                           $ 12,561,500
                 60,000      American Express Co.                                                                        6,622,500
                 50,000      American International Group, Inc.                                                          7,540,625
                216,000      Associates First Capital                                                                   16,780,500
                107,000      Banc One Corp.                                                                              5,530,563
                240,000      Chase Manhattan Corp.                                                                      18,150,000
                 75,000      Chubb Corp.                                                                                 5,503,125
                 61,000      Countrywide Credit Industries, Inc.                                                         2,943,250
                190,000      Freddie Mac                                                                                 8,977,500
                144,000      Indymac Mortgage Holdings                                                                   3,033,000
                200,000      NationsBank Corp.                                                                          15,950,000
                200,000      Norwest Corp.                                                                               7,187,500
                100,000      EXEL Ltd.+                                                                                  7,806,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       118,586,313
------------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 4.0%
                210,300      Baxter International Inc.                                                                  12,565,425
                200,000      Johnson & Johnson                                                                          15,450,000
                135,000      Merck & Co, Inc.                                                                           16,647,187
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        44,662,612
------------------------------------------------------------------------------------------------------------------------------------
Technology -- 6.9%
                127,000      Cisco Systems, Inc.                                                                        12,160,250
                200,000      Compaq Computer Corp.                                                                       6,575,000
                223,000      Computer Associates International, Inc.                                                     7,400,813
                270,000      EMC Corp.                                                                                  13,230,000
                 75,000      Intel Corp.                                                                                 6,332,812
                228,000      Motorola, Inc.+                                                                            11,913,000
                123,000      Sun Microsystems, Inc.                                                                      5,811,750
                125,000      Xerox Corp.                                                                                13,195,313
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        76,618,938
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.4%
                250,000      Ameritech Corp.                                                                            12,296,875
                121,000      GTE Corp.                                                                                   6,579,375
                200,000      SBC Communications Inc.                                                                     8,175,000
                400,000      WorldCom, Inc.+                                                                            21,150,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        48,201,250
------------------------------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK
                             (Cost -- $508,454,471)                                                                    538,262,213
====================================================================================================================================
PREFERRED STOCK -- 0.1%
Banking -- 0.0%
                    600      California Federated Capital, 9.125%                                                           16,350
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
                  7,000      SFX Broadcasting, 12.625%                                                                     820,750
------------------------------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost -- $830,362)                                                                            837,100
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         FACE
        AMOUNT               RATING                     SECURITY                                                          VALUE
====================================================================================================================================
CORPORATE BONDS AND NOTES -- 33.6%
Banking -- 1.1%
$             2,750,000      Ba3*          First Nationwide Holdings Inc., 10.625% due 10/1/03                         $ 3,121,250
              5,750,000      Ba3*          First Nationwide Parent Holdings Ltd., 12.500% due 4/15/03                    6,612,500
              2,500,000      A             NationsBank Corp., 6.500% due 8/15/03                                         2,537,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,271,250
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 2.9%
                                           Century Communications:
              1,650,000      BB-              Zero coupon due 3/15/03                                                    1,146,750
              2,000,000      BB-              8.875% due 1/15/07                                                         2,150,000
              2,500,000      B2*           Comcast UK Cable, step bond to yield 9.839% due 11/15/07                      2,140,625
                                           CSC Holdings Inc:
              1,034,000      BB-              9.875% due 2/15/13                                                         1,147,740
              2,250,000      BB-              10.500% due 5/15/16                                                        2,640,938
              1,500,000      BB+              7.625% due 7/15/18+                                                        1,496,250
              5,000,000      BB-              9.875% due 4/1/23                                                          5,562,500
                                           Rogers Cablesystems Inc.:
                500,000      BB+              10.000% due 3/15/05                                                          556,250
              3,250,000      BB-              11.000% due 12/1/15                                                        3,802,500
              2,500,000      BBB-          TCI Communications Inc., 6.375% due 5/1/03                                    2,518,750
              2,500,000      BBB-          Time Warner Inc., 6.950% due 1/15/28                                          2,490,625
              1,500,000      B+            TV Azteca SA DE CV, 10.500% due 2/15/07                                       1,515,000
              8,000,000      B             United International Holdings, step bond to yield 10.680% due 2/15/08         5,110,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,277,928
------------------------------------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 1.8%
              3,000,000      B3*           Clearnet Communications Inc., step bond to yield 11.231% due 12/15/05         2,610,000
              1,375,000      B-            Dolphin Telecom PLC, step bond to yield 11.666% due 6/1/08+ ++                  794,062
              4,600,000      B-            Iridium LLC, 14.000% due 7/15/05                                              4,945,000
              2,250,000      B-            Millicom International Cellular SA, step bond to yield 11.250% due 6/1/06     1,791,562
              4,800,000      B2*           Nextel Communications, step bond to yield 8.625% due 8/15/94                  4,824,000
              1,475,000      B3*           Omnipoint Corp., 11.625% due 8/15/06                                          1,576,406
              1,890,000      Ba3*          Orange PLC, 8.000% due 8/1/08                                                 1,882,913
                                           Telesystem International Wireless:
              1,800,000      CCC+             Step bond to yield 11.335% due 6/30/07+                                    1,089,000
              2,875,000      CCC+             Step bond to yield 11.768% due 11/1/07                                     1,911,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,424,818
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 0.1%
              1,325,000      BB-           Buckeye Technologies Inc., 8.000% due 10/15/10++                              1,341,562
------------------------------------------------------------------------------------------------------------------------------------
Diversified Conglomerate/Manufacturing -- 0.2%
                500,000      B3*           Interlake Corp., 12.125% due 3/1/02                                             515,000
              1,500,000      B+            Park-Ohio Industries, 9.250% due 12/1/07                                      1,543,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,058,125
------------------------------------------------------------------------------------------------------------------------------------
Electronics -- 1.9%
              1,500,000      B             Celestica International, 10.500% due 12/31/06                                 1,657,500
              2,500,000      B             Fairchild Semiconductor, 10.125% due 3/15/07                                  2,487,500
                                           Unisys Corp.:
              5,000,000      BB-              11.750% due 10/15/04                                                       5,787,500
              2,500,000      BB-              7.875% due 4/1/08                                                          2,593,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    13

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         FACE
        AMOUNT               RATING                     SECURITY                                                          VALUE
====================================================================================================================================
Electronics -- 1.9% (continued)
$             3,000,000      B-            ViaSystems Inc., 9.750% due 6/1/07                                          $ 2,902,500
              1,830,000      NR            WAM!Net Inc., step bond to yield 12.590% due 3/1/05                           1,171,200
              1,250,000      B-            Windmere Durable Holdings, 10.000% due 7/31/08                                1,278,125
              2,500,000      A-            Xerox Capital Trust I, 8.000% due 2/1/27                                      2,700,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,578,075
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 4.4%
              2,000,000      B             Amresco Inc., 9.875% due 3/15/05                                              2,025,000
              2,790,000      AA-           Associates Corp. NA, 5.750% due 10/15/03                                      2,748,150
              2,000,000      A             Bear Stearns & Co. Inc., 6.500% due 8/1/02                                    2,022,500
              2,500,000      BBB+          BT Capital Trust B, 7.900% due 1/15/27                                        2,609,375
              2,500,000      BBB           Conseco Inc., 6.400% due 2/10/03                                              2,468,750
              2,525,000      A             Countrywide Home Loan, 7.200% due 10/30/06                                    2,654,406
              2,450,000      A3*           Donaldson, Lufkin & Jenrette Securities Corp., 6.110% due 5/15/01             2,453,063
              5,000,000      Aaa*          Fannie Mae, 5.625% due 3/15/01                                                4,995,350
              5,000,000      Aaa*          Federal Home Loan Bank, 5.880% due 4/15/08                                    5,028,850
              5,000,000      Aaa*          Freddie Mac, 5.750% due 7/15/03                                               4,993,400
              2,000,000      A             Household Finance Corp., 6.400% due 6/17/08+                                  1,987,500
              2,500,000      A+            International Lease Finance Corp., 5.950% due 6/1/01                          2,496,875
              2,000,000      AA-           Merrill Lynch & Co., 6.060% due 10/15/01                                      2,002,500
                900,000      NR            Ocwen Asset Investment, 11.500% due 7/1/05++                                    897,750
              1,250,000      B-            Ocwen Capital Trust I, 10.875% due 8/1/27                                     1,356,250
                                           Paine Webber Group Inc.:
              1,000,000      BBB+             7.000% due 3/1/00                                                          1,013,750
              2,500,000      BBB+             6.550% due 4/15/08                                                         2,496,875
              2,500,000      A+            Republic NY Capital, 7.750% due 11/15/26                                      2,650,000
              1,300,000      A             SunAmerica Inc., 6.580% due 1/15/02                                           1,317,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        48,218,219
------------------------------------------------------------------------------------------------------------------------------------
Food -- 0.9%
              1,250,000      B+            Aurora Foods Inc., 8.750% due 7/1/08++                                        1,290,625
              2,500,000      A+            Coca-Cola Enterprises, 6.750% due 1/15/38                                     2,496,875
              2,000,000      B             Imperial Holly Corp., 9.750% due 12/15/07                                     2,035,000
                250,000      BB+           Keebler Corp., 10.750% due 7/1/06                                               281,875
              1,000,000      BBB+          Quaker Oats, 7.440% due 3/2/26                                                1,053,750
              2,500,000      A-            Tyson Foods Inc., 7.000% due 1/15/28                                          2,487,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,645,625
------------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 2.0%
              1,400,000      B-            Alaris Medical Inc., 11.125% due 8/1/08++                                       817,250
              2,500,000      BBB           Columbia/HCA Healthcare, zero coupon due 6/1/02                               1,853,125
              2,500,000      BB            ICN Pharmaceuticals Inc., 9.250% due 8/15/05                                  2,656,250
                                           Integrated Health Services:
              1,200,000      B-               9.500% due 9/15/07                                                         1,233,000
              3,600,000      B-               9.250% due 1/15/08                                                         3,663,000
              4,800,000      B-            Magellan Health Services, 9.000% due 2/15/08++                                4,704,000
              1,500,000      B-            Mariner Post-Acute Network, 9.500% due 11/1/07                                1,522,500
                                           Sun Healthcare Group Inc.:
              2,150,000      B-               9.500% due 7/1/07++                                                        2,193,000
              3,000,000      B-               9.375% due 5/1/08++                                                        3,045,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,687,125
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         FACE
        AMOUNT               RATING                     SECURITY                                                          VALUE
====================================================================================================================================
Industrial -- 3.8%
$             3,000,000      BBB-          Black and Decker, 6.625% due 11/15/00                                       $ 3,022,500
              2,500,000      A             Carnival Corp., 6.150% due 4/15/08                                            2,481,250
              2,500,000      BBB-          FMC Corp., 7.00% due 5/15/08                                                  2,490,625
              2,500,000      A             Ford Motor Co., 7.400% due 11/1/46                                            2,734,375
              2,000,000      A             Hasbro Inc., 6.600% due 7/15/28                                               1,992,500
              2,500,000      BBB-          News America Holdings, 7.750% due 2/1/24                                      2,665,625
             10,000,000      BBB           Noble Affiliates Inc., 7.250% due 8/1/97                                     10,375,000
              1,500,000      B             Outboard Marine Corp., 10.750% due 6/1/08++                                   1,537,500
              2,500,000      BBB           Raytheon Co., 6.450% due 8/15/02                                              2,534,375
              1,755,000      A-            Sears, Roebuck and Co., 6.000% due 5/1/00                                     1,755,000
              2,500,000      BBB           Solutia Inc., 7.375% due 10/15/27                                             2,590,625
              2,500,000      A-            Tyco International Group, 6.125% due 6/15/01                                  2,500,000
              2,500,000      BBB           Union Pacific Resources, 7.150% due 5/15/28                                   2,503,125
              2,500,000      BBB+          USA Waste Services, 6.500% due 12/15/02                                       2,521,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,704,375
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 0.2%
              1,750,000      B-            SIG Capital Trust I, 9.500% due 8/15/27                                       1,798,125
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Motion Pictures -- 0.2%
              2,000,000      B             Loews Cineplex Entertainment, 8.875% due 8/1/08++                             1,983,700
------------------------------------------------------------------------------------------------------------------------------------
Metals and Mining -- 0.5%
              1,000,000      B-            Haynes International Inc., 11,625% due 9/1/04                                 1,110,000
              2,500,000      B2*           Kaiser Aluminum and Chemical Corp., 12,750% due 2/1/03                        2,662,500
              2,000,000      B             WHX Corp., 10.500% due 4/15/05                                                2,015,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,787,500
------------------------------------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 0.9%
              1,300,000      B             Canadian Forest Oil Ltd., 8.750% due 9/15/07                                  1,264,250
              2,000,000      Ba2*          Gulf Canada Resources Ltd., 9.625% due 7/1/05                                 2,155,000
                                           Ocean Energy Inc.:
              2,250,000      BB-              10.375% due 10/15/05                                                       2,469,375
              1,250,000      BB-              8.875% due 7/15/07                                                         1,281,250
                725,000      BB-              8.375% due 7/1/08++                                                          726,812
              1,500,000      B+            Parker Drilling Co., 9.750% due 11/15/06                                      1,522,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,419,187
------------------------------------------------------------------------------------------------------------------------------------
Oil Services -- 0.2%
                750,000      BB+           J. Ray McDermott Inc., 9.375% due 7/15/06                                       815,625
              1,250,000      BB            Pride International Inc., 9.375% due 5/1/07                                   1,306,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,121,875
------------------------------------------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.1%
              1,000,000      B             Huntsman Packaging Corp., 9.125% due 10/1/07                                  1,020,000
------------------------------------------------------------------------------------------------------------------------------------
Personal Care -- 0.0%
                500,000      B+            AKI Inc., 10.500% due 7/1/08++                                                  505,000
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control/Waste Management -- 0.1%
              1,200,000      B+            Allied Waste North American, 10.250% due 12/1/06                              1,329,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Development/REITs -- 0.3%
              3,000,000      Baa3*         Trizec Hahn Corp., 10.875% due 12/1/05                                        3,273,750
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    15

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         FACE
        AMOUNT               RATING                     SECURITY                                                          VALUE
====================================================================================================================================
Retail -- 1.1%
$             2,000,000      B-            Advance Stores Co. Inc., 10.250% due 4/15/08++                              $ 2,095,000
              2,500,000      A-            Autozone Inc., 6.500% due 7/15/08                                             2,481,250
              2,000,000      BBB+          Dayton Hudson Corp., 6.750% due 1/1/28                                        1,997,500
              2,000,000      BBB+          Rite Aid Corp., 7.125% due 1/15/07                                            2,095,000
              2,500,000      BBB-          Staples Inc., 7.125% due 8/15/07                                              2,587,500
              1,250,000      B-            U.S. Office Products Co., 9.750% due 6/15/08+ ++                              1,259,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,515,625
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.7%
              3,000,000      BBB+          Norfolk Southern Corp., 7.875% due 2/15/04                                    3,225,000
              1,450,000      B+            TBS Shipping International Ltd., 10.000% due 5/1/05++                         1,290,500
              2,500,000      BB+           United Air Lines, 9.750% due 8/15/21                                          3,218,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,734,250
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 8.8%
              1,650,000      NR            Allegiance Telecommunications Inc., 12.875% due 5/15/08+                      1,678,875
              2,500,000      BBB+          Airtouch Communications, 6.650% due 5/1/08                                    2,521,875
              2,650,000      BB-           Call-Net Enterprises Inc., step bond to yield 8.805% due 8/15/08              1,732,438
                                           Colt Telecom Group PLC:
              2,400,000      B                Step bond to yield 9.272% due 12/15/06                                     1,950,000
              3,750,000      B2*              7.625% due 7/31/08                                                         2,118,941
              3,275,000      NR            E. Spire Communications, step bond to yield 10.535% due 7/1/08++              2,014,125
                                           Esprit Telecom Group PLC:
              1,500,000      B-               11.500% due 12/15/07++                                                     1,620,000
                750,000      B-               10.875% due 6/15/08++                                                        787,500
              2,000,000      NR            Facilicom International Inc., 10.500% due 1/15/08                             2,025,000
              5,000,000      A             GTE Corp., 8.750% due 11/1/21                                                 6,043,750
              2,250,000      B             Hermes Europe Railtel BV, 11.500% due 8/15/07                                 2,570,625
              1,000,000      NR            ICO Global Communication, 15.000% due 8/1/05                                  1,000,000
                                           Impsat Corp.:
                250,000      BB-              12.125% due 7/15/03                                                          260,312
              1,250,000      B+               12.375% due 6/15/08++                                                      1,262,500
              4,000,000      B             Intermedia Comm of Florida, step bond to yield 10.086% due 5/15/06            3,350,000
             20,000,000      BBB+          MCI Communications Corp., 7.750% due 3/23/25                                 20,525,000
              3,450,000      B+            McLeod USA Inc., step bond to yield 9.116% due 3/1/07                         2,656,500
              4,350,000      B             Metronet Communications, step bond to yield 9.865% due 6/15/08++              2,784,000
              4,000,000      B             Nextlink Communications, 12.500% due 4/15/06                                  4,670,000
              2,500,000      A-            Panamsat Corp., 6.000% due 1/15/03++                                          2,478,125
                                           Primus Telecomm Group:
              2,000,000      B-               11.750% due 8/1/04                                                         2,145,000
              2,000,000      B-               9.875% due 5/15/08                                                         2,005,000
              1,500,000      B-            Psinet Inc., 10.000% due 2/15/05                                              1,582,500
                                           Qwest Communications International:
              5,000,000      BB+              Step bond to yield 7.590% due 10/15/07                                     3,875,000
              1,000,000      BB+              10.875% due 4/1/07                                                         1,162,500
              1,250,000      B3*           RCN Corp., 10.000% due 10/15/07                                               1,306,250
              1,600,000      NR            Splitrock Services Inc., 11.750% due 7/15/08                                  1,624,000
              2,500,000      BBB           Telephone and Data Systems, 7.000% due 8/1/06                                 2,509,375
             15,000,000      A+            U.S. West Communications, 7.250% due 10/15/35                                15,768,750
              1,225,000      NR            Versatel Telecom BV, 13.250% due 5/15/08                                      1,289,312
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        97,317,253
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

         FACE
        AMOUNT                                          SECURITY                                                          VALUE
====================================================================================================================================
Utilities -- 1.4%
$             3,675,000      Ba1*          AES Corp., 8.500% due 11/1/07                                            $    3,757,688
                                           Calpine Corp.:
              2,000,000      BB-              10.500% due 5/15/06                                                        2,195,000
              2,000,000      BB-              8.750% due 7/15/07                                                         2,070,000
              6,000,000      AA-           Citizens Utilities Co., 7.050% due 10/1/46                                    6,105,000
                                           Niagara Mohawk Power Corp.:
              1,000,000      BB-              Step bond to yield 8.398% due 7/1/10                                         695,000
                500,000      BB-              7.750% due 10/1/08                                                           520,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,343,313
------------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS AND NOTES
                                           (Cost-- $368,245,565)                                                       371,355,680
====================================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATION -- 0.4%
              4,250,000                    Airplanes Pass-Through Trust, 10.875% due 3/15/19
                                           (Cost-- $4,696,250)                                                           4,802,457
====================================================================================================================================
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.8%
Federal National Mortgage Association (FNMA) -- 4.1%
             14,787,221                    FNMA, 6.000% due 6/1/13                                                      14,620,865
              7,052,098                    FNMA, 7.000% due 6/1/13                                                       7,190,884
              8,024,526                    FNMA, 7.000% due 7/1/13                                                       8,182,449
             14,778,921                    FNMA, 7.000% due 5/1/28                                                      15,000,605
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        44,994,803
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities -- 2.7%
             20,000,000                    U.S. Treasury Notes, 5.500% due 5/31/00                                      20,001,600
             10,000,000                    U.S. Treasury Bonds, 6.125% due 11/15/27                                     10,571,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        30,572,700
------------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                                           (Cost-- $75,651,516)                                                         75,567,503
====================================================================================================================================
                                           SUB-TOTAL INVESTMENTS
                                           (Cost-- $957,878,164)                                                       990,824,953
====================================================================================================================================
REPURCHASE AGREEMENT -- 10.5%
            116,441,000                    Chase, 5.548% due 8/3/98;
                                           Proceeds at maturity-- $116,494,835; (Fully
                                           collateralized by U.S. Treasury Notes, 5.375% due 7/31/00;
                                           Market value-- $118,770,081) (Cost-- $116,441,000)                          116,441,000
====================================================================================================================================
                                           TOTAL INVESTMENTS -- 100%
                                           (Cost-- $1,074,319,164*)                                                 $1,107,265,953
====================================================================================================================================


+    A portion of this security is on loan (See Note 5).

++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*    Aggregate cost for federal income tax purposes is substantially the same.

     See page 18 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    17

================================================================================
Bond Ratings (unaudited)
================================================================================


All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's-- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B
and CCC   --   Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect tocapacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa        --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A         --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa       --   Bonds rated "Baa" are considered to be medium grade obligations;
               that is they are neither highly protected nor poorly secured.
               Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
               These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba        --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa       --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR        --   Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

====================================================================================================================================
Statement of Assets and Liabilities                                                                                 July 31, 1998
====================================================================================================================================

ASSETS:
       Investments, at value (Cost-- $957,878,164)                                                                 $  990,824,953
       Repurchase agreement (Cost-- $116,441,000)                                                                     116,441,000
       Cash                                                                                                                60,671
       Collateral for securities on loan (Note 5)                                                                      98,170,690
       Receivable for securities sold                                                                                  12,524,923
       Receivable for Fund shares sold                                                                                    283,034
       Dividends and interest receivable                                                                                8,233,339
------------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                                                                 1,226,538,610
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
       Payable for securities on loan (Note 5)                                                                         98,170,690
       Payable for securities purchased                                                                                86,700,858
       Payable for Fund shares purchased                                                                                1,000,179
       Investment advisory fees payable                                                                                   389,315
       Administration fees payable                                                                                        173,059
       Distribution fees payable                                                                                           59,429
       Payable for open forward foreign currency contracts (Note 8)                                                        15,142
       Accrued expenses                                                                                                     5,757
------------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                                                              186,514,429
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                    1,040,024,181
====================================================================================================================================
NET ASSETS:
       Par value of shares of beneficial interest                                                                  $       63,020
       Capital paid in excess of par value                                                                            784,849,594
       Undistributed net investment income                                                                                 73,401
       Accumulated net realized gain from security transactions                                                       222,106,519
       Net unrealized appreciation of investments                                                                      32,931,647
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                   $1,040,024,181
====================================================================================================================================
Shares Outstanding:
       Class A                                                                                                         16,874,588
       -----------------------------------------------------------------------------------------------------------------------------
       Class B                                                                                                         44,843,556
       -----------------------------------------------------------------------------------------------------------------------------
       Class L                                                                                                             29,448
       -----------------------------------------------------------------------------------------------------------------------------
       Class O                                                                                                            535,453
       -----------------------------------------------------------------------------------------------------------------------------
       Class Y                                                                                                                 91
       -----------------------------------------------------------------------------------------------------------------------------
       Class Z                                                                                                            736,988
Net Asset Value:
       Class A (and redemption price)                                                                                      $16.52
       -----------------------------------------------------------------------------------------------------------------------------
       Class B *                                                                                                           $16.49
       -----------------------------------------------------------------------------------------------------------------------------
       Class L **                                                                                                          $16.52
       -----------------------------------------------------------------------------------------------------------------------------
       Class O **                                                                                                          $16.50
       -----------------------------------------------------------------------------------------------------------------------------
       Class Y (and redemption price)                                                                                      $16.52
       -----------------------------------------------------------------------------------------------------------------------------
       Class Z (and redemption price)                                                                                      $16.57
       -----------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset value per share)                                                   $17.39
       -----------------------------------------------------------------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset value per share)                                                   $16.69
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    19

==================================================================================================
Statement of Operations                                          For the Year Ended July 31, 1998
==================================================================================================

INVESTMENT INCOME:
       Interest                                                                    $    33,709,044
       Dividends                                                                        27,402,427
--------------------------------------------------------------------------------------------------
       Total Investment Income                                                          61,111,471
--------------------------------------------------------------------------------------------------

EXPENSES:
       Distribution fees (Note 2)                                                        7,016,893
       Investment advisory fees (Note 2)                                                 5,097,517
       Administration fees (Note 2)                                                      2,265,563
       Shareholder and system servicing fees                                             1,097,536
       Shareholder communications                                                          217,940
       Registration fees                                                                    79,782
       Audit and legal                                                                      33,064
       Custody                                                                              15,987
       Trustees' fees                                                                       15,002
       Pricing service fees                                                                  9,001
       Other                                                                                19,009
--------------------------------------------------------------------------------------------------
       Total Expenses                                                                   15,867,294
--------------------------------------------------------------------------------------------------
Net Investment Income                                                                   45,244,177
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 8):
       Realized Gain From Security Transactions
       (excluding short-term securities):
           Proceeds from sales                                                       1,592,395,941
           Cost of securities Sold                                                   1,338,786,627
--------------------------------------------------------------------------------------------------
       Net Realized Gain                                                               253,609,314
--------------------------------------------------------------------------------------------------
       Change in Net Unrealized Appreciation of Investments:
           Beginning of year                                                           158,792,887
           End of year                                                                  32,931,647
--------------------------------------------------------------------------------------------------
       Decrease in Net Unrealized Appreciation                                        (125,861,240)
--------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                         127,748,074
--------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $   172,992,251
==================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

=========================================================================================================
Statements of Changes in Net Assets                                          For the Years Ended July 31,
=========================================================================================================

                                                                              1998                1997
=========================================================================================================
OPERATIONS:
       Net investment income                                           $    45,244,177    $    70,855,349
       Net realized gain                                                   253,609,314         24,744,410
       Increase (decrease) in net unrealized appreciation                 (125,861,240)       102,064,403
---------------------------------------------------------------------------------------------------------
       Increase in Net Assets From Operations                              172,992,251        197,664,162
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                               (44,867,630)       (72,735,428)
       Net realized gains                                                  (56,366,253)       (33,068,047)
---------------------------------------------------------------------------------------------------------
       Decrease in Net Assets From
           Distributions to Shareholders                                  (101,233,883)      (105,803,475)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
       Net proceeds from sales                                              94,564,340         91,097,375
       Net asset value of shares issued for
           reinvestment of dividends                                        79,782,511         81,248,229
       Cost of shares reacquired                                          (453,502,479)      (626,907,862)
---------------------------------------------------------------------------------------------------------
       Decrease in Net Assets From
           Fund Share Transactions                                        (279,155,628)      (454,562,258)
---------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                    (207,397,260)      (362,701,571)

NET ASSETS:
       Beginning of year                                                 1,247,421,441      1,610,123,012
---------------------------------------------------------------------------------------------------------
       End of year*                                                    $ 1,040,024,181    $ 1,247,421,441
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:           $73,401            $(3,238)
=========================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    21

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), formerly known as the Smith Barney Utilities Fund, a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly known as the Smith Barney Tax-Exempt Income Fund), Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net asset. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1998, SB received brokerage commissions of $139,236.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

On June 12, 1998, the Fund's existing Class C shares were renamed Class O shares. In addition, on June 15, 1998, transactions in Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%, commenced. For the year ended July 31, 1998, SB received sales charges of approximately $68,000 for sales of the Fund's Class A shares and $4,000 for sales of the Fund's Class L shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC if redemption occurs within the first year of purchase. For the year ended July 31, 1998, CDSCs paid to SB were approximately:

                                                            Class B      Class O
================================================================================
CDSCs                                                      $829,000       $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were as follows:

                                                                   Distribution
                                                                    Plan Fees
================================================================================
Class A                                                             $  665,040
--------------------------------------------------------------------------------
Class B                                                              6,286,908
--------------------------------------------------------------------------------
Class L                                                                    242
--------------------------------------------------------------------------------
Class O                                                                 64,703
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $1,230,301,811
--------------------------------------------------------------------------------
Sales                                                            1,592,395,941
================================================================================

At July 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

===============================================================================
Gross unrealized appreciation                                      $ 57,224,860
Gross unrealized depreciation                                       (24,278,071)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 32,946,789
--------------=================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    23

================================================================================
Notes to Financial Statements (continued)
================================================================================

depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1998, the Fund loaned common stocks having a value of approximately $94,021,847 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Commercial Paper:
   Bank Brussels Lambert 3-a-3,
      5.520% due 8/10/98                                             $ 2,428,756
   Riverwood Funding 3-a-3,
      5.520% due 9/14/98                                                 175,649
Time Deposit:
   Bank of Montreal, 5.563% due 8/3/98                                   644,495
   Deutsche Bank G.C., 5.688% due 8/3/98                              19,979,799
   Svenska Handelsbanken, 5.688% due 8/3/98                           19,979,799
Repurchase Agreements:
   Goldman Sachs, 5.700% due 8/3/98                                   22,613,946
   Merrill Lynch Sec/MLPFS, 5.670% due 8/3/98                         19,979,799
   Morgan Stanley, 5.670% due 8/3/98                                  12,368,447
--------------------------------------------------------------------------------
Total                                                                $98,170,690
================================================================================

6.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1998, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 1998, the Fund did not write any options.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1998, the Fund had no open futures contracts.

8.   Forward Foreign Currency Contracts

At July 31, 1998, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                   Local                     Market                   Settlement                      Unrealized
Foreign Currency                 Currency                     Value                      Date                            Loss
===================================================================================================================================
German Mark                      3,747,563                 $2,129,539                   1/28/99                        $(15,142)
===================================================================================================================================

9.   Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class O shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A         Class B           Class L         Class O          Class Y                Class Z
====================================================================================================================================
Total Paid-in Capital      231,055,910      $534,016,070        $498,375       $  8,040,474      $1,499               $ 11,300,286
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    25

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                                  Year Ended                                 Year Ended
                                                                July 31, 1998                               July 31, 1997
                                                       --------------------------------           ----------------------------------
                                                          Shares              Amount                Shares                Amount
====================================================================================================================================
Class A
Shares sold                                             4,158,346         $  68,447,899             3,016,148         $  44,679,765
Shares issued on reinvestment                           1,183,103            19,093,402             1,035,899            15,419,920
Shares redeemed                                        (4,466,979)          (72,675,822)           (6,396,819)          (95,087,891)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   874,470         $  14,865,479            (2,344,772)        $ (34,988,206)
====================================================================================================================================
Class B
Shares sold                                             1,252,896         $  20,430,852             1,887,342         $  28,062,045
Shares issued on reinvestment                           3,656,015            58,779,979             4,302,881            64,064,587
Shares redeemed                                       (21,346,134)         (345,126,976)          (35,244,383)         (522,898,114)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (16,437,223)        $(265,916,145)          (29,054,160)        $(430,771,482)
====================================================================================================================================
Class L+
Shares sold                                                29,433         $     498,115                    --                    --
Shares issued on reinvestment                                  22                   371                    --                    --
Shares redeemed                                                (7)                 (111)                   --                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                               29,448         $     498,375                    --                    --
====================================================================================================================================
Class O++
Shares sold                                                94,371         $   1,556,344                87,875         $   1,301,475
Shares issued on reinvestment                              44,849               722,317                43,778               651,412
Shares redeemed                                          (207,817)           (3,407,687)             (316,257)           (4,689,386)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                              (68,597)        $  (1,129,026)             (184,604)        $  (2,736,499)
====================================================================================================================================
Class Y
Shares sold                                               129,563         $   2,010,810             1,061,099         $  15,727,332
Shares issued on reinvestment                                   8                   132                     7                   113
Shares redeemed                                        (1,715,009)          (27,257,942)                 (169)               (2,436)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (1,585,438)        $ (25,247,000)            1,060,937         $  15,725,009
====================================================================================================================================
Class Z
Shares sold                                                99,768         $   1,620,320                89,172         $   1,326,758
Shares issued on reinvestment                              73,490             1,186,310                74,689             1,112,197
Shares redeemed                                          (314,158)           (5,033,941)             (285,690)           (4,230,035)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                             (140,900)        $  (2,227,311)             (121,829)        $  (1,791,080)
====================================================================================================================================

+ Transactions for Class L shares are for the period from June 15, 1998 (inception date) to July 31, 1998.

++   On June 12, 1998, Class C shares were renamed Class O shares.

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                               1998           1997             1996            1995            1994
===================================================================================================================================
Net Asset Value, Beginning of Year                          $15.53          $14.51          $14.03          $13.28          $15.97
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                      0.70            0.80            0.83            0.85            0.56
   Net realized and unrealized gain (loss)                    1.80            1.36            0.47            0.82           (1.92)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           2.50            2.16            1.30            1.67           (1.36)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.68)          (0.82)          (0.82)          (0.82)          (0.83)
   Net realized gains                                        (0.83)          (0.32)             --           (0.08)          (0.50)
   Capital                                                      --              --              --           (0.02)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.51)          (1.14)          (0.82)          (0.92)          (1.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $16.52          $15.53          $14.51          $14.03          $13.28
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 16.70%          15.48%           9.21%          13.24%          (8.99)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                            $279            $248            $266            $169             $41
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   1.05%           1.06%           1.04%           1.07%           1.07%
   Net investment income                                      4.29            5.29            5.55            6.36            5.54
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        110%             45%             58%             36%             28%
===================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                              1998           1997           1996             1995              1994
====================================================================================================================================
Net Asset Value, Beginning of Year                          $15.52         $14.51         $14.02           $13.28           $15.97
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                      0.62           0.73           0.77             0.78             0.75
   Net realized and unrealized gain (loss)                    1.80           1.35           0.47             0.82            (2.19)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           2.42           2.08           1.24             1.60            (1.44)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     (0.62)         (0.75)         (0.75)           (0.76)           (0.75)
   Net realized gains                                        (0.83)         (0.32)            --            (0.08)           (0.50)
   Capital                                                      --             --             --            (0.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.45)         (1.07)         (0.75)           (0.86)           (1.25)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $16.49         $15.52         $14.51           $14.02           $13.28
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 16.17%         14.88%          8.78%           12.62%           (9.52)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                            $740           $951         $1,310           $1,573           $1,823
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                   1.52%          1.52%          1.55%            1.56%            1.54%
   Net investment income                                      3.87           4.85           5.13             5.82             5.07
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        110%            45%            58%              36%              28%
====================================================================================================================================

--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class L Shares                                                           1998(1)
================================================================================
Net Asset Value, Beginning of Period                                    $ 7.14
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                  0.02
   Net realized and unrealized loss                                      (0.41)
--------------------------------------------------------------------------------
Total Loss From Operations                                               (0.39)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                    --
   Net realized gains                                                    (0.23)
--------------------------------------------------------------------------------
Total Distributions                                                      (0.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $16.52
--------------------------------------------------------------------------------
Total Return++                                                           (2.28)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                          $486
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                               1.74%
   Net investment income                                                  2.51
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    110%
================================================================================

(1)  For the period from June 15, 1998 (inception date) to July 31, 1998.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    29

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class O Shares(1)                                        1998(2)         1997(2)          1996             1995(3)         1994
=================================================================================================================================
Net Asset Value, Beginning of Year                       $15.53          $14.51          $14.02           $13.28          $15.97
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                   0.64            0.73            0.77             0.78            0.73
   Net realized and unrealized gain (loss)                 1.79            1.36            0.47             0.82           (2.17)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        2.43            2.09            1.24             1.60           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.63)          (0.75)          (0.75)           (0.76)          (0.75)
   Net realized gains                                     (0.83)          (0.32)             --            (0.08)          (0.50)
   Capital                                                   --              --              --            (0.02)             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.46)          (1.07)          (0.75)           (0.86)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $16.50          $15.53          $14.51           $14.02          $13.28
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                              16.19%          15.01%           8.80%           12.62%          (9.52)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $8,838          $9,381         $11,441           $3,925          $1,894
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                1.48%           1.47%           1.50%            1.51%           1.48%
   Net investment income                                   3.89            4.89            5.19             5.77            5.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     110%             45%             58%              36%             28%
=================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class O shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the former Class D shares were renamed Class C shares.

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                                  1998(1)             1997                  1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                              $15.56              $14.52                 $14.88
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                          0.76                0.83                   0.64
   Net realized and unrealized gain (loss)                                        1.74                1.38                  (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                      2.50                2.21                   0.35
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                         (0.71)              (0.85)                 (0.71)
   Net realized gains                                                            (0.83)              (0.32)                    --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (1.54)              (1.17)                 (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                    $16.52              $15.56                 $14.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                     16.67%              15.88%                  2.28%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                                      $1             $24,676                  $7,617
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                       0.67%               0.67%                  0.78%+
   Net investment income                                                          5.00                5.58                   5.54+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            110%                 45%                    58%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from October 9, 1995 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    31

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                                               1998(1)         1997(1)         1996          1995(2)         1994
=================================================================================================================================
Net Asset Value, Beginning of Year                          $15.55           $14.52         $14.02        $13.28          $15.97
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                       0.75            0.83           0.88           0.89           0.89
   Net realized and unrealized gain (loss)                     1.81            1.37           0.47           0.82          (2.21)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            2.56            2.20           1.35           1.71          (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      (0.71)          (0.85)         (0.85)         (0.87)         (0.87)
   Net realized gains                                         (0.83)          (0.32)            --          (0.08)         (0.50)
   Capital                                                       --              --             --           (0.02)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (1.54)          (1.17)         (0.85)         (0.97)         (1.37)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $16.57          $15.55         $14.52         $14.02         $13.28
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  17.08%          15.81%          9.62%         13.55%         (8.78)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                              $12             $14            $15            $15            $11
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                    0.74%           0.73%          0.78%          0.81%          0.69%
   Net investment income                                       4.65            5.63           5.90           6.58           5.92
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         110%             45%            58%            36%            28%
=================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates total long-term capital gain dividends of $36,254,367 distributed for the fiscal year ended July 31, 1998. $16,104,190 of which are to be considered "28% rate gains", and $20,105,177 are "20% rate gains".

In addition, the percentage of dividends that qualify for the dividend received deduction for corporate shareholders is 33.32%.

--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Balanced Fund of Smith Barney Income Funds as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994 were audited by other auditors whose report, thereon dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Balanced Fund of Smith Barney Income Funds, as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP


New York, New York
September 16, 1998


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    33

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1.   To Elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                        Shares Voted                   Percentage              Shares Voted              Percentage
Name of Trustees                            For                       Shares Voted               Against                Shares Voted
====================================================================================================================================
Lee Abraham                           470,650,429.393                    97.232%              13,397,258.703               2.768%
Alan J. Bloostein                     470,662,468.281                    97.235               13,385,219.815               2.765
Richard E. Hanson, Jr                 470,785,649.601                    97.260               13,262,038.495               2.740
Heath B. McLendon                     470,800,123.228                    97.263               13,247,564.868               2.737
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

===============================================================================================================================
 M   Diversification                                                                                                Approved
-------------------------------------------------------------------------------------------------------------------------------
 M   Borrowing                                                                                                      Approved
-------------------------------------------------------------------------------------------------------------------------------
 E   Pledging Assets                                                                                                Approved
-------------------------------------------------------------------------------------------------------------------------------
 M   Lending by the Fund                                                                                            Approved
-------------------------------------------------------------------------------------------------------------------------------
 M   Real Estate                                                                                                    Approved
-------------------------------------------------------------------------------------------------------------------------------
 R   Securities of other Investment Companies                                                                       Approved
-------------------------------------------------------------------------------------------------------------------------------
 R   Investments in Oil, Gas, Land and Mineral Exploration                                                          Approved
-------------------------------------------------------------------------------------------------------------------------------
 R   Puts and Calls                                                                                                 Approved
===============================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals*.

                         Percentage                                   Percentage                                      Percentage
 Shares Voted            of Shares           Shares Voted             of Shares               Shares                   of Shares
      For                  Voted                Against                 Voted               Abstaining                 Abstained
====================================================================================================================================
34,543,754.519            90.223%             736,149.756              1.923%              3,052,979.810                7.974%
====================================================================================================================================

*    Broker non-votes constituted less than one percent of voted shares.

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

On May 7, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matter:

     To approve or disapprove changes to the investment objectives and certain investment policies of the Fund.

This proposal requested that shareholders approve changing the Fund's investment objectives so that income and capital appreciation receive equal consideration. In addition, the proposal requested that the investment policies of the Fund be changed so that the Fund would seek to achieve its objective by investing approximately 60% of its assets in equity securities and 40% in fixed-income securities. The Fund would no longer be required to invest in securities of companies in the utilities industry. The following chart demonstrates that the Proposal was approved by shareholders.

The results of the vote on this Proposal were as follows:

                       Percentage                                     Percentage                                       Percentage
 Shares Voted          of Shares             Shares Voted             of Shares                 Shares                  of Shares
    For                  Voted                  Against                 Voted                 Abstaining                Abstained
====================================================================================================================================
34,006,520.448           90.202%               876,353.804               2.319%                2,826,063.411             7.479%
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    35

                      [This page intentionally left blank]

Smith Barney
Balanced Fund

Trustees                                                         Investment Adviser
Lee Abraham                                                      Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.                                           Distributor
Heath B. McLendon                                                Smith Barney Inc.

Officers
Heath B. McLendon                                                Custodian
Chairman and Investment Officer                                  PNC Bank, N.A.

Lewis E. Daidone
Senior Vice President and Treasurer                              Shareholder Servicing Agent
                                                                 First Data Investors Services Group, Inc.
Jack S. Levande                                                  P.O. Box 9134
Vice President and Investment Officer                            Boston, MA 02205-9134

Charles P. Graves III
Vice President and Investment Officer

John C. Bianchi                                                  This report is submitted for the general
Vice President and Investment Officer                            information of the shareholders of Smith
                                                                 Barney Income Funds -- Smith Barney
James E. Conroy                                                  Balanced Fund. It is not authorized for
Vice President and Investment Officer                            distribution to prospective investors
                                                                 unless accompanied or preceded by a
Thomas M. Reynolds                                               current Prospectus for the Fund, which
Controller                                                       contains information concerning the
                                                                 Fund's investment policies and expenses
Christina T. Sydor                                               as well as other pertinent information.
Secretary






                                                                 SMITH BARNEY
                                                                 --------------------------------------

                                                                      A Member of TravelersGroup [LOGO]

                                                                 Smith Barney
                                                                 Balanced Fund
                                                                 388 Greenwich Street
                                                                 New York, New York 10013

                                                                 www.smithbarney.com

                                                                 FD0426 9/98

                                   [GRAPHIC]

                                   Smith Barney
[GRAPHIC]                          High Income
                                   Fund
                                   ---------------------------------------------
                                   ANNUAL REPORT
                                   ---------------------------------------------
                                   July 31, 1998


                           [LOGO]  Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Smith Barney
High Income Fund
================================================================================

================================================================================

The Smith Barney High Income Fund seeks high current income by investing in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies.


Smith Barney High Income Fund's
Average Annual Total Returns
July 31, 1998


                                           Without Sales Charges(1)
                               -------------------------------------------------
                               Class A             Class B            Class L(2)
================================================================================
One-Year                        8.85%               8.34%               8.38%
--------------------------------------------------------------------------------
Five-Year                       9.58                9.05                 N/A
--------------------------------------------------------------------------------
Ten-Year                         N/A                9.15                 N/A
--------------------------------------------------------------------------------
Since Inception++              11.36                9.32               11.68
================================================================================

                                            With Sales Charges(3)
                               -------------------------------------------------
                               Class A             Class B            Class L(2)
================================================================================
One-Year                        3.92%               3.87%               6.31%
--------------------------------------------------------------------------------
Five-Year                       8.57                8.91                 N/A
--------------------------------------------------------------------------------
Ten-Year                         N/A                9.15                 N/A
--------------------------------------------------------------------------------
Since Inception++              10.47                9.32               11.40
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

Our relatively higher-quality orientation caused the Fund's performance to exceed the high-yield bond market averages to a modest degree during the past six months. We remain committed to emphasizing better-quality, high-yield issues in the Fund, especially in light of the increased turbulence in a number of Asian economies and the potential slowdown in U.S. economic growth for the remainder of 1998.

================================================================================
NASDAQ SYMBOL
================================================================================

               Class A                                SHIAX
               Class B                                SHIBX


================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter.............................................................1

Historical Performance.........................................................4

Smith Barney High Income Fund
at a Glance....................................................................7

Schedule of Investments....................................................... 8

Statement of Assets and Liabilities...........................................17

Statement of Operations.......................................................18

Statements of Changes in Net Assets...........................................19

Notes to Financial Statements.................................................20

Financial Highlights......................................................... 25

Tax Information.............................................................. 29

Independent Auditors' Report..................................................30

Additional Shareholder Information............................................31

================================================================================
Shareholder Letter
================================================================================


[PHOTO]                  [PHOTO]

HEATH B.                 JOHN C.
MCLENDON                 BIANCHI

Chairman                 Vice President and
                         Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney High Income Fund ("Fund") for the year ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Style Pure Fund

The Smith Barney High Income Fund is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Performance Update

For the period ended July 31, 1998, the Fund generated a total return of 8.85% for Class A shares, 8.34% for Class B shares, and 8.38% for Class L shares, excluding the effect of any sales charges. These results were below the average twelve-month total return of 9.15% for open-end, high-yield funds as reported by Lipper Analytical Services Inc., an independent performance fund tracking organization. In addition, during the past twelve months, the Fund paid income dividends totaling $1.09 for Class A shares based on a net asset value ("NAV") of $11.74 per share as of July 31, 1998. This equates to an annual distribution rate of 9.28%. The Fund's relatively conservative investment strategy helped propel its total returns over the past six months as the financial markets began to encounter greater price volatility.

We are also pleased to inform you that for the period ended June 30, 1998, your Fund's Class A shares received a five-star top overall rating from Morningstar Inc.,* a leading mutual fund research firm.

Market and Economic Overview

The high-yield bond market generated modest performance during the year ended July 31, 1998, with total returns in the 3.50% range compared to 2.50% to 3.00% returns for intermediate U.S. Treasurys (i.e., less than ten years) and investment-grade corporate bonds, and 3.00% to 4.00% for long-term U.S. Treasurys (i.e., ten or more years) and investment-grade corporate bonds.

The Fund's Class A shares generated competitive total returns of 2.09% and 8.85%, respectively, during the past six- and twelve-month periods ended July 31, 1998. Within the high-yield bond market, the lower-quality issues that had generated the strongest returns during


----------
* Morningstar Inc. proprietary ratings reflect historical risk-adjusted performance through 6/30/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund's Class A shares received a 5-star rating for the 3- and 5-year periods and overall, among 1,468 and 890 taxable bond funds, respectively. The top ten percent of funds in any one category receive a 5-star rating.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  1
the past twelve months began to underperform given the higher uncertainty over future economic growth and rising volatility in the financial markets. This was not surprising given the increased volatility and deterioration in the U.S. stock market. The performance of lower-quality issues in the high-yield bond market tends to be more closely correlated to the U.S. stock market than that of the higher-quality segments of the high-yield market.

Our relatively higher-quality orientation caused the Fund's performance to exceed the high-yield bond market averages to a modest degree during the past six months. We remain committed to emphasizing better-quality, high-yield issues in the Fund, especially in light of the increased turbulence in a number of Asian economies and Russia and the potential slowdown in U.S. economic growth for the remainder of 1998.

The U.S. Treasury market has been sought out as a "safe haven" by investors concerned about increased economic uncertainty. At the same time, an extremely heavy amount of new, high-yield bond issues also caused the high-yield bond market to underperform most other U.S. bond market sectors. Year to date, the total of newly issued high-yield bonds was roughly $115 billion, which is more than twice last year's figure of $55 billion. Moreover, year-to-date cash inflows into high-yield bond funds were roughly $15 billion and, while above last year's total of $8 billion, were clearly insufficient to counterbalance the effects of an extremely heavy new issue calendar. Yet, with increasing market volatility, the amount of high-yield bonds issued has slowed somewhat after the reporting period.

The U.S. economy today remains generally supportive of high-yield bonds and inflation continues to be modest. However, we believe we're beginning to see a gradual deterioration in manufacturing industries in the U.S. with fewer exports to Asia. It's still an open question whether Asia's problems will have a meaningful negative impact on future U.S. economic growth. While the Federal Reserve Board ("Fed") remains concerned about the underlying strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

Portfolio Strategy and Market Outlook

As its name implies, the Fund's primary objective remains to focus on delivering a consistently high level of current income. To achieve this goal, we employ a consistent and disciplined strategy of investing primarily in better-quality, high-yielding corporate bonds that are likely to receive an upgrade in their credit rating over the next one to three years.

The Fund remains cautiously positioned with a heavy emphasis in better-quality, intermediate-maturity "B" and "BB" rated high-yield bonds. As of July 31, 1998, the Fund's average maturity on a call-adjusted basis was approximately 6.0 years. (Average maturity on a call-adjusted basis means that the bonds are callable earlier than their maturity.) In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

As the high-yield bond market underperformed versus U.S. Treasuries during the second quarter of 1998, we began to gradually take advantage of what we believed were attractively priced "B" rated issues. Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals industries that have been negatively affected by deflationary trends over the past six months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) We have recently started to lower our energy industry exposure given the continued weakness in energy prices and our expectation is that as long as Asia remains mired in difficulties, energy prices should remain depressed. Yet, we also remain positive on the long-term trends in the energy industry and do not plan to entirely eliminate the Fund's current energy positions.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Conclusion

We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on global economic growth from the large declines in both currencies and financial assets in many of the emerging markets of Asia and Latin America. We will continue to be more selective and maintain a meaningful percentage of stronger "BB" rated issues. We remain focused on companies that should be less vulnerable to the Asian crisis as well as other emerging markets that are having financial difficulties. We believe that economic growth will slow worldwide and general interest rates may go down from current levels. In that environment, we believe that the better-quality, high-yield bonds should outperform.

We look forward to continuing to help you achieve your investment goals in the years ahead. Thank you for your investment in the Smith Barney High Income Fund.

Sincerely,



/s/ Heath B. McLendon               /s/ John C. Bianchi

Heath B. McLendon                   John C. Bianchi, CFA
Chairman and                        Vice President and
Chief Executive Officer             Investment Officer

August 19, 1998


================================================================================
Top Ten Holdings*                                            As of July 31, 1998
================================================================================
 1. CSC Holdings Inc.                                                      4.0%
--------------------------------------------------------------------------------
 2. Unisys Corp.                                                           3.5
--------------------------------------------------------------------------------
 3. Magellan Health Services                                               2.5
--------------------------------------------------------------------------------
 4. First Nationwide Parent Holdings Ltd.                                  2.4
--------------------------------------------------------------------------------
 5. Integrated Health Services                                             2.2
--------------------------------------------------------------------------------
 6. United International Holdings Inc.                                     2.2
--------------------------------------------------------------------------------
 7. Ocean Energy Inc.                                                      2.0
--------------------------------------------------------------------------------
 8. Rogers Cablesystems Inc.                                               2.0
--------------------------------------------------------------------------------
 9. Sun Healthcare Group Inc.                                              1.9
--------------------------------------------------------------------------------
10. AES Corp.                                                              1.8
--------------------------------------------------------------------------------

*    As a percentage of total corporate bonds and notes.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  3

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                    Net Asset Value
                               -------------------------
                               Beginning            End              Income         Capital Gain           Return           Total
Year Ended                      of Year           of Year           Dividends       Distributions        of Capital       Returns(1)
====================================================================================================================================
7/31/98                         $11.82            $11.74              $1.09              $0.00               $0.00           8.85%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                          10.98             11.82               1.08               0.00                0.00          18.31
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                          11.10             10.98               1.08               0.00                0.00           8.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                          11.16             11.10               1.05               0.00                0.07          10.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                          12.01             11.16               1.12               0.00                0.00           2.11
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93             11.03             12.01               0.86               0.00                0.00          17.29+
====================================================================================================================================
    Total                                                             $6.28              $0.00               $0.07
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                    Net Asset Value
                               -------------------------
                               Beginning            End              Income         Capital Gain           Return           Total
Year Ended                      of Year           of Year           Dividends       Distributions        of Capital       Returns(1)
====================================================================================================================================
7/31/98                         $11.83            11.75               $ 1.03             $0.00               $0.00            8.34%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                          10.99            11.83                 1.02              0.00                0.00           17.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                          11.11            10.99                 1.02              0.00                0.00            8.41
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                          11.16            11.11                 0.99              0.00                0.07            9.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                          12.01            11.16                 1.06              0.00                0.00            1.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                          11.15            12.01                 1.10              0.00                0.00           18.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                          10.05            11.15                 1.11              0.00                0.06           23.86
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                          10.59            10.05                 1.27              0.00                0.02            8.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                          13.36            10.59                 1.61              0.00                0.01            (8.66)
------------------------------------------------------------------------------------------------------------------
7/31/89                          14.01            13.36                 1.53              0.00                0.00            6.60
====================================================================================================================================
    Total                                                             $11.74             $0.00               $0.16
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class L Shares
====================================================================================================================================

                                    Net Asset Value
                               -------------------------
                               Beginning            End              Income         Capital Gain           Return           Total
Year Ended                      of Year           of Year           Dividends       Distributions        of Capital       Returns(1)
====================================================================================================================================
7/31/98                         $11.84            $11.76              $1.04              $0.00               $0.00            8.38%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                          11.00             11.84               1.03               0.00                0.00           17.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                          11.11             11.00               1.03               0.00                0.00            8.56
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95             10.90             11.11               0.90               0.00                0.07           11.50+
====================================================================================================================================
    Total                                                             $4.00              $0.00               $0.07
====================================================================================================================================

--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                    Net Asset Value
                               -------------------------
                               Beginning            End              Income         Capital Gain           Return           Total
Year Ended                      of Year           of Year           Dividends       Distributions        of Capital       Returns(1)
====================================================================================================================================
7/31/98                         $11.84            $11.77              $1.11              $0.00               $0.00            9.18%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                          10.99             11.84               1.11               0.00                0.00           18.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                          11.10             10.99               0.92               0.00                0.00            9.32
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95             10.88             11.10               0.03               0.00                0.07            2.91+
====================================================================================================================================
    Total                                                             $3.17              $0.00               $0.07
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                    Net Asset Value
                               -------------------------
                               Beginning            End              Income         Capital Gain           Return           Total
Year Ended                      of Year           of Year           Dividends       Distributions        of Capital       Returns(1)
====================================================================================================================================
7/31/98                         $11.80            $11.74              $1.11              $0.00               $0.00            9.33%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                          10.99             11.80               1.11               0.00                0.00           18.29
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                          11.09             10.99               1.11               0.00                0.00            9.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                          11.16             11.09               1.08               0.00                0.07           10.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                          12.01             11.16               1.15               0.00                0.00            2.37
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93             11.03             12.01               0.88               0.00                0.00           17.47+
====================================================================================================================================
    Total                                                             $6.44              $0.00               $0.07
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                            Without Sales Charge(1)
                                              --------------------------------------------------------------------------------------
                                              Class A           Class B             Class L            Class Y            Class Z
====================================================================================================================================
Year Ended 7/31/98                              8.85%             8.34%                8.38%              9.18%              9.33%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                        9.58              9.05                  N/A                N/A               9.88
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                          N/A              9.15                  N/A                N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                     11.36              9.32                11.68              11.56              11.65
====================================================================================================================================

                                                                             With Sales Charge(2)
                                              --------------------------------------------------------------------------------------
                                              Class A           Class B             Class L            Class Y            Class Z
====================================================================================================================================
Year Ended 7/31/98                              3.92%             3.87%                6.31%              9.18%              9.33%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                        8.57              8.91                  N/A                N/A               9.88
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                          N/A              9.15                  N/A                N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                     10.47              9.32                11.40              11.56              11.65
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  5

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/98)                             85.31%
--------------------------------------------------------------------------------
Class B (7/31/88 through 7/31/98)                               139.91
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                             54.49
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                             31.24++
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/98)                             88.12
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the purpose of calculating Class Y shares' cumulative total return, an inception date of February 5, 1996 is recognized.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Smith Barney High Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney High Income Fund vs. Salomon Brothers
High-Yield Market (7-10 year) Index+
--------------------------------------------------------------------------------
                              July 1988--July 1998

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                         Salomon Brothers
                                Smith Barney            High Yield Market
                              High Income Fund          (7-10 year) Index
                              ----------------          -----------------
July 1988                          $10,000                  $10,000
July 1989                          $10,231                  $11,200
July 1990                          $ 9,434                  $10,694
July 1991                          $10,380                  $ 9,837
July 1992                          $13,044                  $14,242
July 1993                          $15,558                  $16,671
July 1994                          $15,806                  $19,427
July 1995                          $17,351                  $18,918
July 1996                          $18,810                  $22,698
July 1997                          $22,144                  $25,329
July 1998                          $23,991                  $29,100


+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Salomon Brothers High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Broadcasting                            12.3%
Banking                                  2.9%
Cellular and Other Wireless             10.2%
Electronics/Computers                    7.4%
Finance                                  2.4%
Electric/Utilities                       4.3%
Healthcare                               9.4%
Oil and Gas                              5.9%
Diversified Conglomerate/Manufacturing   3.4%
Telecommunications                      20.0%
Other                                   21.8%


* As a percentage of total corporate bonds and notes.


Investment Breakdown
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stock, Preferred Stock,
Convertible Preferred Stock
and Warrants                             3.0%
Cash Equivalent                          2.5%
Foreign Bonds                            4.3%
Corporate Bonds and Notes               90.2%


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  7

====================================================================================================================================
Schedule of Investments                                                                                                July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
CORPORATE BONDS AND NOTES -- 90.2%
Aerospace/Defense -- 1.1%
$        16,025,000   Ba2*    Airplanes Pass-Through Trust, Corporate Collateralized Mortgage
                                 Obligation, Series D, 10.875% due 3/15/19                                           $   18,108,089
------------------------------------------------------------------------------------------------------------------------------------
Banking -- 2.6%
          2,500,000   Ba2*    First Nationwide Holdings Inc., Sr. Sub. Notes, 10.625% due 10/1/03                         2,837,500
         31,905,000   Ba3*    First Nationwide Parent Holdings Ltd., Sr. Notes, 12.500% due 4/15/03(a)                   36,690,750
          4,000,000   BB-     Ocwen Federal Bank, Sub. Debentures, 12.000% due 6/15/05                                    4,380,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         43,908,250
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 11.1%
                              Century Communications Inc., Sr. Notes:
          5,000,000   BB-        Sr. Notes, 8.875% due 1/15/07                                                            5,375,000
         15,500,000   BB-        Zero coupon to yield 7.879% due 3/15/03                                                 10,772,500
         11,300,000   BB-        8.750% due 10/1/07                                                                      12,091,000
         12,025,000   B2*     Comcast UK Cable, Debentures, step bond to yield 11.481% due 11/15/07                      10,296,407
                              CSC Holdings Inc.:
          7,000,000   BB+        Sr. Sub. Debentures, 7.625% due 7/15/18                                                  6,982,500
         23,875,000   BB-        Sr. Sub. Notes, 9.875% due 2/15/13(a)                                                   26,501,250
         10,475,000   BB-        Sr. Sub. Notes, 9.875% due 4/1/23                                                       11,653,438
         13,750,000   BB-        10.500% due 5/15/16                                                                     16,139,063
          4,075,000   BBB-    Le Groupe Videotron, Sr. Notes, 10.625% due 2/15/05                                         4,553,813
                              Rogers Cablesystems Inc.:
          1,451,000   BB+        Sr. Notes, 10.000% due 3/15/05                                                           1,614,238
         12,250,000   BB+        Sr. Secured Debentures, 10.000% due 12/1/07                                             13,658,750
         12,490,000   BB-        Sr. Sub. Debentures, 11.000% due 12/1/15                                                14,613,300
          3,150,000   BB-     Rogers Communications, Sr. Notes, 8.875% due 7/15/07                                        3,213,000
                              TV Azteca SA:
          6,350,000   B+         Sr. Notes, 10.125% due 2/15/04                                                           6,397,625
          8,575,000   B+         Guaranteed Sr. Notes, 10.500% due 2/15/07                                                8,660,750
         53,400,000   B       United International Holdings Inc., Sr. Discount Notes,
                                 step bond to yield 10.750% due 2/15/08                                                  34,109,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        186,631,884
------------------------------------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 9.2%
         17,650,000   B3*     Clearnet Communications Inc., Sr. Discount Notes,
                                 step bond to yield 13.536% due 12/15/05                                                 15,355,500
         16,550,000   B-      Dolphin Telecom PLC, Sr. Discount Notes,
                                 step bond to yield 11.666% due 6/1/08                                                    9,557,625
          1,150,000   B-      Iridium, 13.000% due 7/15/05(b)                                                             1,190,250
         22,650,000   B-      Iridium LLC/Capital Corp., Company Guaranty, 14.000% due 7/15/05                           24,348,750
         11,125,000   B-      Millicom International Cellular SA, Sr. Sub. Discount Notes,
                                 step bond to yield 13.500% due 6/1/06                                                    8,858,281
         23,800,000   B2*     Nextel Communications, Sr. Discount Notes,
                                 step bond to yield 11.225% due 8/15/04                                                  23,919,000
         10,080,000   B3*     Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06                                            10,773,000
         14,200,000   Ba3*    Orange PLC, Sr. Notes, 8.000% due 8/1/08                                                   14,146,750
         10,475,000   B3*     Pagemart Nationwide, Inc., Sr. Discount Notes,
                                 step bond to yield 12.930% due 2/1/05                                                    9,440,594
         17,825,000   NR      Pagemart Wireless Inc., 11.250% due 2/1/08                                                 11,229,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
Cellular and Other Wireless -- 9.2% (continued)
                              Telesystem International Wireless, Sr. Discount Notes:
$         1,000,000   CCC+       Step bond to yield 11.544% due 6/30/07                                              $      665,000
         26,750,000   CCC+       Step bond to yield 12.258% due 6/30/07                                                  17,788,750
         13,600,000   CCC+       Step bond to yield 11.177% due 11/1/07                                                   8,228,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        155,501,250
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 0.9%
          7,775,000   BB-     Buckeye Technologies Inc., Sr. Sub. Notes, 8.000% due 10/15/10(c)                           7,872,188
          6,336,000   B1*     NL Industries Inc., Sr. Notes, 11.750% due 10/15/03                                         7,017,120
          1,000,000   B       Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03                                    1,047,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,936,808
------------------------------------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.2%
         14,400,000   B       Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08(c)                                    14,760,000
          5,750,000   B-      Windmere-Durable Holdings Inc., Sr. Sub. Notes, 10.000% due 7/31/08                         5,879,374
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         20,639,374
------------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.9%
          2,500,000   B+      Container Corp. of America, Guaranteed Sr. Notes, 11.250% due 5/1/04                        2,712,500
          5,300,000   B       Huntsman Packaging Corp., Company Guaranty, 9.125% due 10/1/07                              5,406,000
          6,700,000   B-      Tekni Plex Inc., Sr. Sub. Notes, 9.250% due 3/1/08                                          6,767,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,885,500
------------------------------------------------------------------------------------------------------------------------------------
Diversified Conglomerate/Manufacturing -- 3.0%
          8,500,000   NR      Axiohm Transaction Solutions Inc., Company Guaranty,
                                 9.750% due 10/1/07                                                                       8,542,500
          7,700,000   B-      Eagle-Picher Industries Inc., Sr. Sub. Notes, 9.375% due 3/1/08                             7,844,375
          7,050,000   B3*     Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02                                    7,261,500
          7,950,000   B2*     Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06                                   8,446,875
         10,450,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06                            11,364,375
          7,440,000   B+      Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07                                    7,653,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         51,113,525
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 6.7%
          6,550,000   B       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                          7,237,750
         13,800,000   B       Fairchild Semiconductor, Sr. Sub. Notes, 10.125% due 3/15/07                               13,731,000
          6,375,000   B-      Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05                                 7,147,968
                              Unisys Corp., Sr. Notes:
         17,850,000   BB-        12.000% due 4/15/03                                                                     20,259,750
         28,500,000   BB-        11.750% due 10/15/04                                                                    32,988,750
         24,615,000   B-      ViaSystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                                         23,815,013
         11,325,000   NR      WAM!Net Inc., step bond to yield 12.921 % due 3/1/05(b)                                     7,248,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        112,428,231
------------------------------------------------------------------------------------------------------------------------------------
Electric/Utilities -- 3.9%
                              AES Corp., Sr. Sub. Notes:
          3,425,000   Ba1*       10.250% due 7/15/06                                                                      3,750,375
         22,325,000   Ba1*       8.500% due 11/1/07                                                                      22,827,313
                              Calpine Corp., Sr. Notes:
          9,835,000   Ba2*       10.500% due 5/15/06                                                                     10,793,913
         11,155,000   Ba2*       8.750% due 7/15/07                                                                      11,545,425
          4,240,488   BB-     Midland Cogeneration Venture, Sr. Secured Lease Obligation Bond,
                                 10.330% due 7/23/02                                                                      4,558,524

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  9

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
Electric/Utilities -- 3.9% (continued)
$         1,702,623   BB-     Midland Cogeneration Venture Limited Partnership, Midland Funding,
                                 Sr. Secured Lease Bond, Series C, 10.330% due 7/23/02                               $    1,830,320
                              Niagara Mohawk Power Corp.:
          6,900,000   BB-        Sr. Discount Notes, step bond to yield 8.403% due 7/1/10                                 4,795,500
          5,000,000   BB-        Sr. Notes, 7.750% due 10/1/08                                                            5,206,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         65,307,620
------------------------------------------------------------------------------------------------------------------------------------
Entertainment/Leisure -- 0.7%
          4,000,000   B       Loews Cineplex, Sr. Sub. Notes, 8.875% due 8/1/08                                           4,010,000
          8,800,000   B3*     SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08                                   8,756,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,766,000
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 2.2%
                              Amresco Inc. Sr. Sub. Notes:
          8,000,000   B          10.000% due 3/15/04                                                                      8,160,000
          3,600,000   B          9.875% due 3/15/05                                                                       3,645,000
          7,500,000   NR      Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05(c)                                    7,481,250
          8,100,000   B2*     Ocwen Capital Trust, Company Guaranty, 10.875% due 8/1/27                                   8,788,500
          7,550,000   BB-     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                           8,493,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         36,568,500
------------------------------------------------------------------------------------------------------------------------------------
Foods and Beverages -- 2.2%
          7,250,000   B+      Aurora Foods Inc., Sr. Sub. Notes, 8.750% due 7/1/08(c)                                     7,485,625
          4,950,000   B-      B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                           5,061,375
         16,975,000   B       Imperial Holly Corp., Company Guaranty, 9.750% due 12/15/07                                17,272,063
          3,800,000   BB+     Keebler Corp., Sr. Sub. Notes, 10.750% due 7/1/06                                           4,284,500
          1,836,000   NR      Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05                                       2,129,760
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         36,233,323
------------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 8.5%
          7,500,000   B-      Alaris Medical Inc., Sr. Discount Notes, step bond to yield
                                 11.125% due 8/1/08(c)                                                                    4,378,125
         18,950,000   BB      ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                                    20,134,375
                              Integrated Health Services, Sr. Sub. Notes:
         10,775,000   B-         9.500% due 9/15/07                                                                      11,071,313
         22,625,000   B-         9.250% due 1/15/08                                                                      23,020,938
         38,350,000   B-      Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08(c)                            37,583,000
         16,475,000   B-      Mariner Post-Acute Network, Sr. Sub. Notes, 9.500% due 11/1/07                             16,722,125
                              Sun Heathcare Group Inc., Sr. Sub. Notes:
         12,600,000   B-         9.500% due 7/1/07(c)                                                                    12,852,000
         16,275,000   B-         9.375% due 5/1/08(c)                                                                    16,519,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        142,281,001
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Casinos and Gaming -- 1.1%
          3,000,000   B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                                            3,427,500
          6,300,000   B-      Courtyard by Marriott, Sr. Notes, 10.750% due 2/1/08                                        6,945,750
          6,025,000   BB+     Mohegan Tribal Gaming, Sr. Notes, 13.500% due 11/15/02                                      7,779,781
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,153,031
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 1.2%
         12,125,000   BB+     SIG Capital Trust, Company Guaranty, 9.500% due 8/15/27                                    12,458,438
          6,700,000   NR      Veritas Capital Trust, Company Guaranty, 10.000% due 1/2/28                                 7,035,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,493,438
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
Machinery -- 0.2%
$         3,775,000   B-      Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                                $    3,944,875
------------------------------------------------------------------------------------------------------------------------------------
Metals/Mining --- 2.1%
          3,900,000   B2*     Koppers Industry Inc., Company Guaranteed, 9.875% due 12/1/07                               4,036,500
         10,040,000   B-      Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                                   11,144,400
          8,680,000   B2*     Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes, 12.750% due 2/1/0                         9,244,200
         10,250,000   B       WHX Corp., Sr. Notes, 10.500% due 4/15/05                                                  10,326,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         34,751,975
------------------------------------------------------------------------------------------------------------------------------------
Oil and Gas -- 5.3%
          6,600,000   B       Canadian Forest Oil Ltd., Company Guaranteed, 8.750% due 9/15/07                            6,418,500
         14,365,000   B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                                             15,675,806
          2,000,000   B2*     Coho Energy Inc., Sr. Sub. Notes, 8.875% due 10/15/07                                       1,915,000
         10,020,000   Ba2*    Gulf Canada Resources Ltd., Sub. Debentures, 9.625% due 7/1/05                             10,796,550
                              Ocean Energy Inc.:
         10,725,000   BB-        Sr. Sub. Notes, 10.375% due 10/15/05                                                    11,770,688
          7,400,000   BB-        Company Guaranty, 9.750% due 10/1/06                                                     8,103,000
         10,815,000   BB-        Company Guaranty, 8.875% due 7/15/07                                                    11,085,375
          9,000,000   B+      Parker Drilling Corp., Sr. Sub. Notes, 9.750% due 11/15/06                                  9,135,000
          8,600,000   BB-     Santa Fe Energy Resources, Sr. Sub. Debentures, 11.000% due 5/15/04                         9,331,000
          5,525,000   B2*     Stone Energy Corp., Company Guaranty, 8.750% due 9/15/07                                    5,525,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         89,755,919
------------------------------------------------------------------------------------------------------------------------------------
Oil Services -- 1.5%
          5,400,000   Ba3*    Deeptech International Inc., Sr. Notes, 12.000% due 12/15/00                                5,987,250
          7,600,000   B+      ICO Inc., Sr. Notes, 10.375% due 6/1/07                                                     7,875,500
          3,460,000   BB+     J Ray McDermott SA, Sr. Sub. Notes, 9.375% due 7/15/06                                      3,762,750
          7,250,000   BB      Pride International Inc., Sr. Notes, 9.375% due 5/1/07                                      7,576,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         25,201,750
------------------------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.7%
          4,000,000   B       Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08(c)                                  4,065,000
         21,550,000   B+      SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                                        23,920,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,985,500
------------------------------------------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.2%
          2,500,000   B+      AKI Inc., Sr. Notes, 10.500% due 7/1/08(c)                                                  2,525,000
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.8%
          6,650,000   B+      Allied Waste North America Inc., Company Guaranty, 10.250% due 12/1/06                      7,364,875
          6,675,000   BB-     CIA Latino Americana, Company Guaranty, 11.625% due 6/1/04                                  6,633,281
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,998,156
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Development/REITs -- 0.7%
          5,250,000   B-      Saul B.F. Real Estate Investment Trust, 9.750% due 4/1/08                                   5,145,000
          6,500,000   Baa*    Trizec Finance, Sr. Notes, 10.875% due 10/15/05                                             7,353,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,498,125
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 1.4%
          4,500,000   B-      Advance Holding Corp., Sr. Discount Notes, step bond to yield
                                 12.875% due 1/15/09                                                                      2,756,250
          9,900,000   B-      Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08                                    10,370,250
         10,400,000   B-      US Office Product Co., Sr. Sub. Notes, 9.750% due 6/15/08                                  10,478,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,604,500
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 11

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
Telecommunications -- 18.1%
$         6,000,000   NR      Allegiance Telecommunications Inc., Sr. Discount Notes,
                                 12.875% due 5/15/08                                                                 $    6,105,000
         19,925,000   BB-     Call Net Enterprises Inc., Sr. Discount Notes, step bond to yield
                                 8.862% due 8/15/08                                                                      13,025,969
          1,000,000   CCC     Cellular Communications International Inc., Sub. Notes, 6.000% due 4/1/05(c)                1,600,000
         12,100,000   B       Colt Telecom Group PLC., Sr. Discount Notes, step bond to yield
                                 11.323% due 12/15/06                                                                     9,831,250
         24,000,000   NR      E. Spire Communications, Sr. Discount Notes, step bond to yield
                                 10.516% due 7/1/08(c)                                                                   14,760,000
                              Esprit Telecom Group PLC, Sr. Notes:
          5,950,000   B-         11.500% due 12/15/07                                                                     6,426,000
          4,200,000   B-         10.875% due 6/15/08(c)                                                                   4,410,000
          9,600,000   NR      Facilicom International Inc., Sr. Notes, 10.500% due 1/15/08                                9,720,000
         10,150,000   NR      FirstWorld Communications, step bond to yield 12.984% due 4/15/08(b)(c)                     4,770,500
          3,425,000   NR      Fonorola Inc., Sr. Notes, 12.500% due 8/15/02                                               3,865,969
         14,775,000   B       Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07                                   16,880,438
                              Impsat Corp., Sr. Notes:
          5,750,000   B+         12.125% due 7/15/03                                                                      5,987,188
          5,650,000   B+         12.375% due 6/15/08(c)                                                                   5,706,500
          3,500,000   B       Intermedia Communications, 8.600% due 6/1/08(c)                                             3,574,375
         15,300,000   B       Intermedia Communications of Florida, Sr. Discount Notes,
                                 step bond to yield 11.752% due 5/15/06                                                  12,813,750
         16,975,000   BB-     McLeodUSA Inc., Sr. Discount Notes, step bond to yield 10.398% due 3/1/07                  13,070,750
         35,150,000   B       Metronet Communications Corp., Sr. Discount Notes,
                                 step bond to yield 9.865% due 6/15/08(c)                                                22,496,000
         18,925,000   B       Metronet Communications, Sr. Notes, 12.000% due 8/15/07                                    21,953,000
         21,900,000   B       Nextlink Communications, Sr. Notes, 12.500% due 4/15/06                                    25,568,250
                              Primus Telecomm Group, Sr. Notes:
         17,905,000   B-         11.750% due 8/1/04                                                                      19,203,113
          4,550,000   B-         9.875% due 5/15/08(c)                                                                    4,561,375
         10,810,000   B-      Psinet Inc., Sr. Notes, 10.000% due 2/15/05                                                11,404,550
                              Qwest Communications International Inc.:
         12,125,000   BB+        Sr. Discount Notes, step bond to yield 9.350% due 10/15/07                               9,396,875
          5,600,000   BB+        Sr. Notes, 10.875% due 4/1/07                                                            6,510,000
                              RCN Corp.:
          7,375,000   B3*        Sr. Notes, 10.000% due 10/15/07                                                          7,706,875
         12,185,000   B3*        Sr. Discount Notes, step bond to yield 10.963% due 10/15/07                              7,981,175
          4,000,000   BB-     Rogers Communications, Sr. Notes, 9.125% due 1/15/06                                        4,100,000
          3,645,000   B-      RSL Communications Ltd., Company Guaranty, 12.250% due 11/15/06                             4,141,631
         10,800,000   NR      Splitrock Service Inc., 11.750% due 7/15/08(b)(c)                                          10,962,000
          6,750,000   B3*     Thermadyne Manufacturing LLC, Sr. Sub. Notes, 9.875% due 6/1/08(c)                          6,901,875
          8,000,000   NR      Versatel Telecom BV, 13.250% due 5/15/08 (b)(c)                                             8,420,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        303,854,408
------------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking -- 1.7%
          3,500,000   B+      American Reefer Co. Ltd., 10.250% due 3/1/08(c)                                             3,504,375
          2,750,000   BB      Enterprises Shipholding Inc., Sr. Notes, 8.875% due 5/1/08(c)                               2,760,313
          2,000,000   BB      GS Superhighway Holdings Inc., Sr. Notes, 10.250% due 8/15/07                               1,365,000
          7,575,000   BB-     Sea Containers Ltd., Sr. Sub. Debentures, 12.500% due 12/1/04                               8,550,281

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT       RATING                           SECURITY                                                             VALUE
====================================================================================================================================
Transportation/Trucking -- 1.7% (continued)
$         6,400,000   B+      Stena Line AB, Sr. Notes, 10.625% due 6/1/08                                           $    6,504,000
          7,550,000   B+      TBS Shipping International Ltd., 1st Mortgage, 10.000% due 5/1/05(c)                        6,719,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         29,403,469
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost-- $1,475,773,420)                                                                 1,517,479,501
====================================================================================================================================
FOREIGN BONDS (d) -- 4.3%
Containers/Packaging -- 0.3%
          8,425,000   B       Impress Metal, Sr. Sub. Notes, 9.875% due 5/29/07(a)                                        5,092,136
------------------------------------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
          7,350,000   B       MiddleWeb PLC, 10.500% due 5/30/08(c)                                                      12,024,540
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 2.7%
         24,450,000   B2*     Colt Telecom Bonds, 7.625% due 7/31/08                                                     13,815,501
          2,125,000   B       Colt Telecom, Sr. Notes, 10.125% due 11/30/07(a)                                            3,754,601
         15,150,000   B-      Dolphin Telecom PLC, step bond to yield 11.410% due 6/1/03(a)                               9,153,418
          5,000,000   B-      Esprit Telecom, Sr. Notes, 11.500% due 12/15/07(a)                                          2,993,928
          9,775,000   B+      Orange PLC, 8.625% due 8/1/08                                                              15,632,002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         45,349,450
------------------------------------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.6%
         16,850,000   B       Texon International, Sr. Notes, 10.000% due 2/1/08(a)                                       9,260,583
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN BONDS
                              (Cost-- $72,362,472)                                                                       71,726,709
====================================================================================================================================

      SHARES                                         SECURITY                                                             VALUE
====================================================================================================================================
COMMON STOCK -- 0.2%
Diversified Conglomerate/Manufacturing -- 0.2%
             56,172           Tyco International Ltd. (Cost-- $2,051,401)                                                 3,479,153
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 1.3%
Broadcasting -- 0.4%
             62,000           SFX Broadcasting Inc., Payment-in-kind, Exchangeable 12.625%                                7,269,500
------------------------------------------------------------------------------------------------------------------------------------
Diversified Conglomerate/Manufacturing -- 0.4%
              1,200           Eagle-Picher Holdings, 11.750%                                                              6,930,000
------------------------------------------------------------------------------------------------------------------------------------
Foods -- 0.0%
              2,236           Ameriking Inc., Sr. Preferred, Exchangeable 13.000%(c)                                         60,372
------------------------------------------------------------------------------------------------------------------------------------
Paper Products -- 0.5%
            150,000           SD Warren & Co., 14.000%                                                                    7,350,000
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost-- $21,478,894)                                                                       21,609,872
====================================================================================================================================
PREFERRED STOCK -- 1.0%
Banks-- 0.8%
            491,300           California Federal Bank Preferred Capital, 9.125%                                          13,387,925
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 13

====================================================================================================================================
Schedule of Investments(continued)                                                                                     July 31, 1998
====================================================================================================================================

      SHARES                                         SECURITY                                                             VALUE
====================================================================================================================================
Electronics/Computers-- 0.2%
            176,919           ViaSystems Inc., Series B                                                              $    3,538,370
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost-- $16,031,885)                                                                       16,926,295
====================================================================================================================================
WARRANTS(e) -- 0.5%
Broadcasting -- 0.0%
             13,350           Australis Holdings Ltd., Expire 10/30/01                                                            0
              1,000           Australis Media Ltd., Expire 5/15/03                                                                0
             21,675           UIH Australia Pacific Inc., Expire 5/15/06                                                    216,750
              5,925           Wireless One Inc., Expire 10/15/03                                                              1,481
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            218,231
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Casinos and Gaming -- 0.0%
            213,479           Trump Castle Hotel & Casino Inc., Expire 9/15/00                                                    0
------------------------------------------------------------------------------------------------------------------------------------
Paper and Printing -- 0.0%
              8,025           SD Warren Co., Expire 12/15/06(c)                                                             141,240
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.5%
             15,250           Allegiance Telecom Inc., Expire 2/3/08                                                        228,750
             65,340           Clearnet Communications Inc., Expire 9/15/05                                                  392,040
             13,100           Colt Telecom Group PLC, Expire 12/31/06                                                     2,554,500
             10,375           Globalstar Telecommunications, Expire 2/15/04                                               1,400,624
             10,475           Iridium World Communications Ltd., Expire 7/15/05                                           1,466,500
             15,425           Metronet Communications Corp., Class B, Expire 8/15/07                                        617,000
             11,572           Nextel Communications Inc., Expire 12/15/98                                                       232
              6,950           Nextel Communications Inc., Expire 4/25/99                                                     13,066
             37,490           Pagemart Inc., Expire 12/31/03(c)                                                             281,175
             18,375           Pagemart Nationwide Inc., Expires 12/31/03(c)                                                 156,188
             12,405           Primus Telecom Group, Expire 8/1/04                                                           434,175
              9,550           RSL Communications Ltd., Expire 11/15/06                                                      382,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,926,250
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost-- $2,677,800)                                                                         8,285,721
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                    July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT                                        SECURITY                                                             VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 2.5%
$        42,271,000           Goldman, Sachs & Co., 5.600% due 8/3/98;
                              Proceeds at maturity -- $42,290,721; (Fully collateralized by U.S. Treasury Notes, 5.375% due 7/31/00;
                              Market value -- $43,136,098)
                              (Cost -- $42,271,000)                                                                     $42,271,000
====================================================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost-- $1,632,646,872**)                                                              $1,681,778,251
====================================================================================================================================

(a) Security is segregated by Custodian for open forward foreign currency contracts.

(b)  Security issued with attached warrants.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)  Represents local currency.

(e)  Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

See page 16 for definition of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 15

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB           -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D             -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa           -- Bonds rated "Baa" are considered to be medium grade
                 obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba            -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B             -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa           -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR            -- Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

==========================================================================================
Statement of Assets and Liabilities                                          July 31, 1998
==========================================================================================

ASSETS:
      Investments, at value (Cost-- $1,632,646,872)                        $ 1,681,778,251
      Cash                                                                         288,266
      Receivable for securities sold                                            41,038,205
      Receivable for Fund shares sold                                           10,851,559
      Dividends and interest receivable                                         31,935,943
      Receivable for open forward foreign currency contracts (Note 8)               21,836
------------------------------------------------------------------------------------------

      Total Assets                                                           1,765,914,060
------------------------------------------------------------------------------------------
LIABILITIES:
      Payable for Fund shares purchased                                         70,681,993
      Payable for securities purchased                                           9,564,915
      Dividends payable                                                          7,643,360
      Investment advisory fees payable                                             709,009
      Administration fees payable                                                  283,603
      Payable for open forward foreign currency contracts (Note 8)                 166,079
      Distribution fees payable                                                     78,825
      Accrued expenses                                                             186,237
------------------------------------------------------------------------------------------

      Total Liabilities                                                         89,314,021
------------------------------------------------------------------------------------------
Total Net Assets                                                           $ 1,676,600,039
==========================================================================================
NET ASSETS:
      Par value of shares of beneficial interest                           $       142,691
      Capital paid in excess of par value                                    1,767,289,772
      Overdistributed net investment income                                     (7,643,362)
      Accumulated net realized loss from security transactions, options,
          futures contracts and foreign currencies                            (132,201,561)
      Net unrealized appreciation of investments and foreign currencies         49,012,499
------------------------------------------------------------------------------------------
Total Net Assets                                                           $ 1,676,600,039
==========================================================================================
Shares Outstanding:
      Class A                                                                   43,619,791
      ------------------------------------------------------------------------------------
      Class B                                                                   73,165,807
      ------------------------------------------------------------------------------------
      Class L                                                                    7,901,476
      ------------------------------------------------------------------------------------
      Class Y                                                                   17,994,904
      ------------------------------------------------------------------------------------
      Class Z                                                                        9,102
      ------------------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                                $11.74
      ------------------------------------------------------------------------------------
      Class B *                                                                     $11.75
      ------------------------------------------------------------------------------------
      Class L **                                                                    $11.76
      ------------------------------------------------------------------------------------
      Class Y (and redemption price)                                                $11.77
      ------------------------------------------------------------------------------------
      Class Z (and redemption price)                                                $11.74
      ------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.71% of net asset value per share)             $12.29
      ------------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value per share)             $11.88
==========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 17

==============================================================================================
Statement of Operations                                       For the Year Ended July 31, 1998
==============================================================================================

INVESTMENT INCOME:
      Interest                                                                   $ 134,107,331
      Dividends                                                                      7,680,598
----------------------------------------------------------------------------------------------

      Total Investment Income                                                      141,787,929
----------------------------------------------------------------------------------------------

EXPENSES:
      Investment advisory fees (Note 2)                                              7,363,535
      Distribution fees (Note 2)                                                     7,255,916
      Administration fees (Note 2)                                                   2,945,414
      Shareholder and system servicing fees                                            951,525
      Registration fees                                                                179,999
      Shareholder communications                                                        78,001
      Custody                                                                           45,599
      Audit and legal                                                                   38,000
      Trustees' fees                                                                    24,999
      Other                                                                             26,960
----------------------------------------------------------------------------------------------
      Total Expenses                                                                18,909,948
----------------------------------------------------------------------------------------------
Net Investment Income                                                              122,877,981
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
      Realized Gain (Loss) From:
          Security transactions (excluding short-term securities)                   12,220,116
          Option contracts                                                          (1,044,944)
          Futures contracts                                                           (967,938)
          Foreign currency transactions                                                440,755
----------------------------------------------------------------------------------------------
      Net Realized Gain                                                             10,647,989
----------------------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments
      and Foreign Currencies:
          Beginning of year                                                         63,292,186
          End of year                                                               49,012,499
----------------------------------------------------------------------------------------------
      Decrease in Net Unrealized Appreciation                                      (14,279,687)
----------------------------------------------------------------------------------------------
Net Loss on Investments, Options, Futures Contracts and Foreign Currencies          (3,631,698)
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                           $ 119,246,283
==============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

=========================================================================================================
Statements of Changes in Net Assets                                          For the Years Ended July 31,
=========================================================================================================

                                                                             1998               1997
=========================================================================================================
OPERATIONS:
      Net investment income                                            $   122,877,981    $   105,547,558
      Net realized gain                                                     10,647,989         15,929,257
      Increase (decrease) in net unrealized appreciation                   (14,279,687)        67,808,223
---------------------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                               119,246,283        189,285,038
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                               (132,554,109)      (104,694,362)
---------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From
          Distributions to Shareholders                                   (132,554,109)      (104,694,362)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
      Net proceeds from sale of shares                                     885,478,695        518,083,066
      Net asset value of shares issued for
          reinvestment of dividends                                         57,783,246         49,296,162
      Cost of shares reacquired                                           (542,173,702)      (327,525,297)
---------------------------------------------------------------------------------------------------------
      Increase in Net Assets From
          Fund Share Transactions                                          401,088,239        239,853,931
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     387,780,413        324,444,607

NET ASSETS:
      Beginning of year                                                  1,288,819,626        964,375,019
---------------------------------------------------------------------------------------------------------
      End of year*                                                     $ 1,676,600,039    $ 1,288,819,626
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $    (7,643,362)   $       873,947
=========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 19

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss and overdistributed net investment income amounting to $55,847,557 and $2,310,494, respectively, was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1998, SB received sales charges of $1,571,000 and $112,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SB were:

                               Class A             Class B            Class L
================================================================================
CDSCs                          $12,000             $936,000           $20,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                                Class A            Class B             Class L
================================================================================
Distribution Plan Fees         $1,145,727         $5,673,168          $437,021
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $1,844,986,877
--------------------------------------------------------------------------------
Sales                                                            1,413,037,909
================================================================================

At July 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $59,263,895
Gross unrealized depreciation                                     (10,132,516)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $49,131,379
================================================================================

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 21

================================================================================
Notes to Financial Statements (continued)
================================================================================

4.   Capital Loss Carryforward

At July 31, 1998, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $131,281,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                               Carryforward
Year                                                              Amounts
================================================================================
1999                                                            $84,656,000
2000                                                              9,861,000
2003                                                             13,404,000
2004                                                             23,360,000
================================================================================

5.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1998, the Fund had no open futures contracts.

6.   Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1998, the Fund had no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

For the year ended July 31, 1998, the Fund did not write any options.

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8.   Forward Foreign Currency Contracts

At July 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized loss on the contracts reflected in the accompanying financial statements were as follows:


                                                   Local                   Market                 Settlement              Unrealized
Foreign Currency                                  Currency                  Value                    Date                Gain (Loss)
====================================================================================================================================
To Sell:
British Pound                                      4,919,427              $ 8,048,142                 8/5/98              $ (17,670)
British Pound                                      2,387,703                3,901,024                8/24/98                (24,110)
German Mark                                       28,795,050               16,223,418                 9/2/98                (25,494)
German Mark                                        3,122,083                1,766,684               12/23/98                   (100)
German Mark                                       24,434,107               13,884,593                1/28/99                (98,705)
European Currency Unit                             9,107,954               10,144,408               11/30/98                 21,836
------------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on
   Forward Foreign Currency Contracts                                                                                     $(144,243)
====================================================================================================================================

9.   Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A                  Class B                  Class L                Class Y              Class Z
====================================================================================================================================
Total Paid-in Capital      $496,814,345             $980,990,496              $89,076,989           $198,195,357          $2,355,276
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 23

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                         Year Ended
                                         July 31, 1998                      July 31, 1997
                                  ---------------------------       ----------------------------
                                     Shares         Amount             Shares         Amount
================================================================================================
Class A
Shares sold                        22,998,211    $ 272,808,591       11,251,248    $ 128,184,460
Shares issued on reinvestment       1,971,340       23,294,812        1,783,139       20,333,664
Shares redeemed                   (17,215,562)    (204,302,817)      (8,215,949)     (93,966,990)
------------------------------------------------------------------------------------------------
Net Increase                        7,753,989    $  91,800,586        4,818,438    $  54,551,134
================================================================================================
Class B
Shares sold                        23,102,567    $ 274,466,045       14,926,125    $ 170,353,508
Shares issued on reinvestment       2,391,943       28,277,649        2,193,852       25,024,236
Shares redeemed                    (9,879,005)    (117,285,811)     (10,519,955)    (119,922,846)
------------------------------------------------------------------------------------------------
Net Increase                       15,615,505    $ 185,457,883        6,600,022    $  75,454,898
================================================================================================
Class L+
Shares sold                         4,744,290    $  56,357,614        2,371,080    $  27,157,044
Shares issued on reinvestment         256,182        3,031,246          149,311        1,707,734
Shares redeemed                      (851,853)     (10,130,212)        (681,148)      (7,785,579)
------------------------------------------------------------------------------------------------
Net Increase                        4,148,619    $  49,258,648        1,839,243    $  21,079,199
================================================================================================
Class Y
Shares sold                        23,695,209    $ 281,845,996       16,943,643    $ 192,376,935
Shares issued on reinvestment         267,423        3,174,314          172,615        1,971,806
Shares redeemed                   (17,734,768)    (210,452,176)      (8,542,613)     (98,240,791)
------------------------------------------------------------------------------------------------
Net Increase                        6,227,864    $  74,568,134        8,573,645    $  96,107,950
================================================================================================
Class Z
Shares sold                                37    $         449              872    $      11,119
Shares issued on reinvestment             445            5,225           23,013          258,722
Shares redeemed                          (225)          (2,686)        (666,462)      (7,609,091)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   257    $       2,988         (642,577)   $  (7,339,250)
================================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                      1998            1997               1996            1995           1994
============================================================================================================================
Net Asset Value, Beginning of Year                 $11.82          $10.98             $11.10          $11.16          $12.01
----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                            1.02            1.09               1.08            1.08            1.08
    Net realized and unrealized gain (loss)         (0.01)           0.83              (0.12)          (0.02)          (0.81)
----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         1.01            1.92               0.96            1.06            0.27
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (1.09)          (1.08)             (1.08)          (1.05)          (1.12)
    Capital                                            --              --                 --           (0.07)             --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.09)          (1.08)             (1.08)          (1.12)          (1.12)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.74          $11.82             $10.98          $11.10          $11.16
----------------------------------------------------------------------------------------------------------------------------
Total Return                                         8.85%          18.31%              8.95%          10.28%           2.11%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $512,294        $424,087           $341,040        $316,716        $233,678
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                         1.05%           1.06%              1.10%           1.11%           1.11%
    Net investment income                            8.61            9.57               9.65           10.03            9.27
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               102%             78%                72%             60%             98%
============================================================================================================================



--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                     1998            1997            1996            1995            1994
=========================================================================================================================
Net Asset Value, Beginning of Year                 $11.83          $10.99          $11.11          $11.16          $12.01
-------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                            0.96            1.03            1.02            1.03            1.02
    Net realized and unrealized gain (loss)         (0.01)           0.83           (0.12)          (0.02)          (0.81)
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.95            1.86            0.90            1.01            0.21
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (1.03)          (1.02)          (1.02)          (0.99)          (1.06)
    Capital                                            --              --              --           (0.07)             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.03)          (1.02)          (1.02)          (1.06)          (1.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.75          $11.83          $10.99          $11.11          $11.16
-------------------------------------------------------------------------------------------------------------------------
Total Return                                         8.34%          17.72%           8.41%           9.77%           1.60%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $859,472        $680,916        $560,031        $478,499        $509,608
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                         1.55%           1.55%           1.59%           1.61%           1.60%
    Net investment income                            8.11            9.07            9.16            9.52            8.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               102%             78%             72%             60%             98%
=========================================================================================================================




--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class L Shares(1)                                  1998          1997           1996        1995(2)(3)
=====================================================================================================
Net Asset Value, Beginning of Year                $11.84         $11.00         $11.11         $10.90
-----------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                           0.97           1.04           1.03           0.95
    Net realized and unrealized gain (loss)        (0.01)          0.83          (0.11)          0.23
-----------------------------------------------------------------------------------------------------
Total Income From Operations                        0.96           1.87           0.92           1.18
-----------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (1.04)         (1.03)         (1.03)         (0.90)
    Capital                                           --             --             --          (0.07)
-----------------------------------------------------------------------------------------------------
Total Distributions                                (1.04)         (1.03)         (1.03)         (0.97)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $11.76         $11.84         $11.00         $11.11
-----------------------------------------------------------------------------------------------------
Total Return                                        8.38%         17.77%          8.56%         11.50%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $92,946        $44,444        $21,049         $6,011
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                        1.48%          1.48%          1.51%          1.56%+
    Net investment income                           8.15           9.14           9.23           9.58+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              102%            78%            72%            60%
=====================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.

(3)  For the period from August 24, 1994 (inception date) to July 31, 1995.


++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                      1998           1997            1996          1995(1)
========================================================================================================
Net Asset Value, Beginning of Year                 $11.84          $10.99          $11.10         $10.88
--------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                            1.05            1.12            0.92           0.09
    Net realized and unrealized gain (loss)         (0.01)           0.84           (0.11)          0.23
--------------------------------------------------------------------------------------------------------
Total Income From Operations                         1.04            1.96            0.81           0.32
--------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (1.11)          (1.11)          (0.92)         (0.03)
    Capital                                          --              --              --            (0.07)
--------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.11)          (1.11)          (0.92)         (0.10)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.77          $11.84          $10.99         $11.10
--------------------------------------------------------------------------------------------------------
Total Return                                         9.18%          18.68%           9.32%          2.91%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $211,781        $139,269         $35,097        $10,306
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                         0.72%           0.73%           0.76%          0.86%+
    Net investment income                            8.83            9.90            9.98          10.28+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               102%             78%             72%            60%
========================================================================================================

(1)  For the period from April 28, 1995 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                                    1998(1)        1997(1)         1996         1995(2)         1994
====================================================================================================================
Net Asset Value, Beginning of Year                $11.80         $10.99         $11.09        $11.16          $12.01
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                           1.04           1.12           1.11          1.11            1.10
    Net realized and unrealized gain (loss)         0.01           0.80          (0.10)        (0.03)          (0.80)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        1.05           1.92           1.01          1.08            0.30
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (1.11)         (1.11)         (1.11)        (1.08)          (1.15)
    Capital                                           --             --             --         (0.07)             --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.11)         (1.11)         (1.11)        (1.15)          (1.15)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $11.74         $11.80         $10.99        $11.09          $11.16
--------------------------------------------------------------------------------------------------------------------
Total Return                                        9.33%         18.29%          9.42%        10.55%           2.37%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $107           $104         $7,158        $9,917         $11,370
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                        0.85%          0.75%          0.77%         0.86%           0.77%
    Net investment income                           8.82           9.88           9.98         10.28            9.61
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              102%            78%            72%           60%             98%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.


================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended July 31, 1998:

     .    A corporate dividends received deduction of 6.29%.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 29

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the one-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities sold and purchased but not yet delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP


New York, New York
September 16, 1998



--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                   Shares Voted                Percentage                    Shares Voted                Percentage
Name of Trustee                         For                   Shares Voted                      Against                 Shares Voted
====================================================================================================================================
Lee Abraham                       470,650,429.393                97.232%                    13,397,258.703                2.768%
Alan J. Bloostein                 470,662,468.281                97.235                     13,385,219.815                2.765
Richard E. Hanson                 470,785,649.601                97.260                     13,262,038.495                2.740
Heath B. McLendon                 470,800,123.228                97.633                     13,247,564.868                2.737
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders. Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

====================================================================================================================================
"M"     Diversification                                                                                                 Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Industry Concentration                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Borrowing                                                                                                       Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"     Pledging Assets                                                                                                 Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Lending by the Fund                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Margin and Short Sales                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Real Estate                                                                                                     Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Securities of other Investment Companies                                                                        Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Investments in Oil, Gas, Land and Mineral Exploration                                                           Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Puts and Calls                                                                                                  Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals*.

                                                                            Percentage
                           Percentage                                        of Shares                                   Percentage
 Shares Voted               of Shares              Shares Voted                Voted               Shares                 of Shares
      For                     Voted                   Against                 Against            Abstaining               Abstained
====================================================================================================================================
57,859,169,659               89.941%               1,149,603,109              1.787%            5,322,517,441              8.274%
====================================================================================================================================

*Broker non-votes constituted less than one percent of voted shares.



--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 31

                     [This page intentionally left blank]

Smith Barney
High Income Fund


Trustees                                Investment Adviser
Lee Abraham                             Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman             Distributor
                                        Smith Barney Inc.

Officers
Heath B. McLendon                       Custodian
President and Chief Executive Officer   PNC Bank, N.A.

Lewis E. Daidone
Senior Vice President and Treasurer     Shareholder Servicing Agent
                                        First Data Investor Services Group, Inc.
John C. Bianchi                         P.O. Box 9134
Vice President and Investment Officer   Boston, MA 02205-9134

Thomas M. Reynolds
Controller                              This report is submitted for general
                                        information of the shareholders of Smith
Christina T. Sydor                      Barney Income Funds -- Smith Barney High
Secretary                               Income Fund. It is not authorized for
                                        distribution to prospective investors
                                        unless accompanied or preceded by a
                                        current Prospectus for the Fund, which
                                        contains information concerning the
                                        Fund's investment policies and expenses
                                        as well as other pertinent information.


                                        SMITH BARNEY
                                        ------------
                                                A Member of TravelersGroup[LOGO]

                                        Smith Barney
                                        High Income Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0429 9/98
                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                       Smith Barney
                                        Municipal High
                                        Income Fund

                                        ----------------------------------------
                                        ANNUAL REPORT
                                        ----------------------------------------

                                        July 31, 1998

                                        [LOGO} Smith Barney Mutual Funds
                                               Investing for your future.
                                               Every day.(sm)

Smith Barney Municipal
High Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Municipal High Income Fund seeks maximum current income that is exempt from federal income taxes by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investor Service Inc. or A, BBB or BB by Standard & Poor's Ratings Group, or have an equivalent rating by any nationally recognized statistical rating organization.

Smith Barney Municipal High Income Fund
Average Annual Total Returns
July 31, 1998

                                                  Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A          Class B       Class L(2)
================================================================================
One-Year                                 6.54%          6.01%          5.91%
--------------------------------------------------------------------------------
Five-Year                                6.11           5.58            N/A
--------------------------------------------------------------------------------
Ten-Year                                  N/A           7.43            N/A
--------------------------------------------------------------------------------
Since Inception+                         7.11           8.17           9.38
================================================================================

                                                  With Sales Charges(3)
                                       -----------------------------------------
                                        Class A        Class B        Class L(2)
================================================================================
One-Year                                 2.29%          1.53%          3.88%
--------------------------------------------------------------------------------
Five-Year                                5.25           5.43            N/A
--------------------------------------------------------------------------------
Ten-Year                                  N/A           7.43            N/A
--------------------------------------------------------------------------------
Since Inception+                         6.35           8.17           9.08
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

With market volatility on the rise, municipal bonds may present a safe haven for investors. Moreover, we believe that a prudent mix of both high-quality and high-yield municipal bonds can offer investors both total return opportunities and a competitive income stream.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

          Class A           STXAX
          Class B           SXMTX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Municipal High
Income Fund at a Glance ...................................................    6

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   21

Statement of Operations ...................................................   22

Statements of Changes in Net Assets .......................................   23

Notes to Financial Statements .............................................   24

Financial Highlights ......................................................   27

Additional Tax Information ................................................   29

Independent Auditors' Report ..............................................   30

Additional Shareholder Information ........................................   31

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]             [PHOTO OMITTED]

HEATH B. MCLENDON           LAWRENCE T. MCDERMOTT

Chairman                    Vice President and
                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Municipal High Income Fund ("Fund") for the year ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Fund Performance

For the year ended July 31, 1998, the Fund's Class A shares posted a total return of 6.54% and performed in line with its Lipper Analytical Services, Inc. peer group average of 6.86% for the same period. (Lipper is an independent fund-tracking organization.) Over the past year, the Fund distributed income dividends totaling $0.98 and a capital gains distribution of $0.27 per Class A share. Based on its Class A shares net asset value of $17.96 as of July 31, 1998 and assuming a federal tax bracket of 36%, the Fund provided shareholders with a tax-free yield of 5.46%. To match this yield, investors in the 36% federal tax bracket would have to earn 8.53% on a taxable investment alternative. (According to the Internal Revenue Service, nearly 10% of all U.S. taxpayers fall into the 36% federal tax bracket.)

We are pleased to report that the Fund has been given a four-star rating overall for Class A and B shares and a five-star rating overall for Class L shares from Morningstar, Inc.* as of June 30, 1998.

A Style Pure Fund

The Smith Barney Municipal High Income Fund is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its investment style.

Market and Economic Overview

Interest rates continued to decline overall during the course of the reporting period. However, the bond markets did experience volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The Federal Reserve Board ("Fed") last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) However, the persistent strength of the U.S. economy heightened fears among many investors that the Fed would raise short-term interest rates.

Since the end of October, the dominant theme in the financial markets continues to be Asian financial crisis and the extent of the impact it will have on the U.S.

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 6/30/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day Treasury bill returns. For Class A and Class B shares, the Fund received 5 stars for the overall, 3-year period and 4 stars for the 5-year period. It was rated among 1,549 and 860 for municipal bond funds for the 3- and 5-year periods, respectively. For Class L shares, the Fund received 5 stars for the overall 3-year period. It was rated among 1,549 municipal bond funds for the 3-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        1
economy and key emerging markets such as Russia. Moreover, we expect at least a modest dampening effect on growth for the rest of the year, with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight U.S. labor market. Yet the ultimate effect of the worsening Asian crisis is still unknown. In comparison to the international bond markets and in light of events in Asia and Russia, we think that many U.S. bonds represent good value based on current market conditions.

Investment Strategy

As previously noted, the Fund seeks maximum current income that is exempt from federal income taxes by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service Inc. or A, BBB or BB by Standard & Poor's Ratings Group, or have an equivalent rating by any nationally recognized statistical rating organization. (Please note that a portion of the income from this Fund may be subjective to the Alternative Minimum Tax.) (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.) Our Fund's main goal is to bring the best of two worlds to our shareholders: high total return potential and high dividend income potential.

As of July 31, 1998, approximately 77.7% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) The Fund's largest holdings were in utility bonds (14.3%), industrial development bonds (13.8%) and hospital bonds (13.5%).

We still think select housing bonds currently represent good opportunities. Because of the long-term decline of interest rates, we believe much of the refinancing has already taken place and therefore, the potential prepayment risk in these issues has been minimized. We also like select health care issues because many hospitals are being run more efficiently than in the past. Another area of emphasis for the Fund during the reporting period has been the airline industry. As the U.S. economy continues to grow, airlines have clearly been big beneficiaries. However, we intend to monitor our airline holdings closely, especially if signs of a possible recession surface in the coming months.

Municipal Bond Market Outlook

Municipal bond refinancings in the first half of 1998 totaled about $42 billion, or more than twice as much as the first half of 1997. Moreover, total municipal bond issuance is up roughly 50%, to $146 billion. Many state and local governments are taking advantage of low interest rates and increased tax revenue from a strengthening economy to issue new bonds.

Until recently, municipal bond supply outstripped demand and helped push up yields, which move in the opposite direction of their prices. There has been some indication that investor appetite for municipal bonds has been increasing in recent weeks. Insurance companies were among the largest buyers of these bonds, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities that exist in tax-free municipal bonds.

Going forward, we remain positive on the prospects for the municipal bond market. High quality, long-term municipal bonds, which usually yield 80% U.S. Treasury bonds, are now yielding as much as 95%. Municipal bonds are generally considered attractive when they yield at least 85% of long-term U.S. Treasury bonds because of their tax advantage. With market volatility on the rise, municipal bonds may present a safe haven for investors. Moreover, we believe that a prudent mix of both high-quality and high-yield municipal bonds can offer investors both total return opportunities and a competitive income stream.

We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
inflationary pressure. However, as previously noted, we think that inflation should remain subdued despite rising wage pressures from a tight U.S. labor market. Therefore, our outlook for municipal bonds for the rest of the year remains bright.

In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon        /s/ Lawrence T. McDermott

Heath B. McLendon            Lawrence T. McDermott
Chairman                     Vice President and
                             Investment Officer

August 24, 1998


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        3

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                           Net Asset Value
                                       ------------------------
                                       Beginning          End              Income         Capital Gain        Return      Total
Year Ended                              of Year         of Year           Dividends       Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/98                                 $18.07           $17.96            $0.98            $0.27             $0.00        6.54%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                  17.31            18.07             0.98             0.00              0.00       10.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                  17.25            17.31             1.00             0.00              0.00        6.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                  17.26            17.25             1.00             0.02              0.04        6.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                  18.24            17.26             1.06             0.13              0.00        1.14
------------------------------------------------------------------------------------------------------------------------------------
Inception*- 7/31/93                      17.45            18.24             0.83             0.16              0.00       10.24+
====================================================================================================================================
  Total                                                                    $5.85            $0.58             $0.04
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                           Net Asset Value
                                       ------------------------
                                       Beginning          End              Income         Capital Gain        Return      Total
Year Ended                              of Year         of Year           Dividends       Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/98                                 $18.09           $17.98            $0.89            $0.27             $0.00        6.01%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                  17.32            18.09             0.89             0.00              0.00        9.89
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                  17.26            17.32             0.92             0.00              0.00        5.74
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                  17.26            17.26             0.91             0.02              0.04        5.91
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                  18.24            17.26             0.96             0.13              0.00        0.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                  18.00            18.24             1.02             0.17              0.00        8.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                  16.97            18.00             1.04             0.14              0.00       13.50
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                  16.98            16.97             1.10             0.11              0.00        7.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                  17.31            16.98             1.12             0.03              0.00        4.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/89                                  16.44            17.31             1.13             0.01              0.00       12.68
====================================================================================================================================
  Total                                                                    $9.98            $0.88             $0.04
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
------------------------------------------------------------------------------------------------------------------------------------
                                           Net Asset Value
                                       ------------------------
                                       Beginning          End              Income         Capital Gain        Return      Total(1)
Year Ended                              of Year         of Year           Dividends       Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/98                                 $18.07           $17.95            $0.88            $0.27             $0.00        5.91%
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                  17.31            18.07             0.89             0.00              0.00        9.79
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                  17.25            17.31             0.91             0.00              0.00        5.69
------------------------------------------------------------------------------------------------------------------------------------
Inception*- 7/31/95                      15.83            17.25             0.62             0.02              0.04       13.45+
====================================================================================================================================
  Total                                                                    $3.30            $0.29             $0.04
====================================================================================================================================


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                  Without Sales Charge(1)
                                             ----------------------------------
                                             Class A        Class B      Class L
================================================================================
Year Ended 7/31/98                           6.54%          6.01%          5.91%
-------------------------------------------------------------------------------
Five Years Ended 7/31/98                     6.11           5.58            N/A
-------------------------------------------------------------------------------
Ten Years Ended 7/31/98                       N/A           7.43            N/A
--------------------------------------------------------------------------------
Inception* through 7/31/98                   7.11           8.17           9.38
================================================================================

                                                  Without Sales Charge(2)
                                             ----------------------------------
                                             Class A        Class B      Class L
================================================================================
Year Ended 7/31/98                           2.29%          1.53%          3.88%
-------------------------------------------------------------------------------
Five Years Ended 7/31/98                     5.25           5.43            N/A
-------------------------------------------------------------------------------
Ten Years Ended 7/31/98                       N/A           7.43            N/A
--------------------------------------------------------------------------------
Inception* through 7/31/98                   6.35           8.17           9.08
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
-------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/98)                          48.29%
--------------------------------------------------------------------------------
Class B (7/31/88 through 7/31/98)                            104.80
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                          39.40
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        5

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

  [The following data was represented by a line chart in the printed material]

                             July 1988 -- July 1998

                    Smith Barney Municipal         Lehman Brothers Municipal
                    High Income Fund               Bond Index
                    ----------------------         -------------------------
7/88                      10,000                            10,000
7/89                      10,818                            11,217
7/90                      11,426                            11,994
7/91                      12,401                            13,041
7/92                      14,315                            14,833
7/93                      15,608                            16,145
7/94                      15,701                            16,446
7/95                      16,628                            17,742
7/96                      17,582                            18,913
7/97                      19,320                            20,852
7/98                      20,480                            22,102

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following data was represented by a bar chart in the printed material]

Education                      3.9%
General Obligation             7.1%
Hospital                      13.5%
Housing                        8.8%
Industrial Development        13.8%
Life Care Systems              1.7%
Pollution Control             10.8%
Transportation                10.3%
Utility                       14.3%
Water & Sewer                  3.5%
Other                         12.3%

* As a percentage of total investments.

Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------
                              Standard                 Percentage
           Moody's            & Poor's            of Total Investments
--------------------------------------------------------------------------------
             Aaa                 AAA                      34.6%
             Aa                  AA                        6.5
              A                   A                       13.0
             Baa                 BBB                      23.6
             Ba                  BB                       10.0
              B                   B                        2.5
           VMIG 1                A-1                       0.0
             NR                  NR                        9.8
                                                       -------
                                                         100.0%
                                                       =======


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 99.9%

Alabama - 1.4%
       $4,000,000  BBB-    Alabama IDA (Boise Cascade Project), 6.450% due 12/1/23(a)                                 $  4,360,000
        3,000,000  AAA     Huntsville, AL Health Care Facilities Authority, Series A, MBIA-Insured,
                             6.375% due 6/1/12                                                                           3,251,250
        2,500,000  AAA     Morgan County-Decatur, AL Healthcare Authority Hospital Revenue,
                             Decatur General Hospital, CONNIE LEE-Insured, 6.250% due 3/1/13                             2,725,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,336,250
------------------------------------------------------------------------------------------------------------------------------------
Arizona - 3.5%
        2,500,000  B       Apache County, AZ Industrial Development Authority, PCR,
                             Tucson Electric Power Company, 5.875% due 3/1/33                                            2,506,250
        1,000,000  Aa*     Arizona Educational Loan Marketing Corp., Sr. Series, 6.375%
                             due 9/1/05(a)                                                                               1,062,500
        5,000,000  BB+     Maricopa County, AZ PCR, Public Service Co., Palo Verde, Series A,
                             6.375% due 8/15/23(b)                                                                       5,318,750
        7,650,000  A-      Navajo County, AZ PCR, Arizona Public Service Co., Series A, 5.875%
                             due 8/15/28                                                                                 7,908,188
          295,000  NR      Peoria, AZ IDA, Sierra Winds Life Care Inc., 6.500% due 11/1/17                                 295,000
        2,150,000  AAA     Phoenix, AZ Civic Improvement Corp., Water Systems Revenue,
                             FGIC-Insured, 5.000% due 7/1/19                                                             2,128,500
                           Pima County, AZ Industrial Development Authority, Tuscon Electric
                             Power Company:
        2,000,000  B          Series A, 6.100% due 9/1/25(a)                                                             2,020,000
        2,250,000  B          Series B, 6.000% due 9/1/29                                                                2,272,500
        2,500,000  B          Series C, 6.000% due 9/1/29                                                                2,525,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,036,688
------------------------------------------------------------------------------------------------------------------------------------
Arkansas - 0.8%
          840,000  AAA     Arkansas State Development Authority, Single-Family Mortgage Revenue,
                             Series A, GNMA/FNMA-Collateralized, 6.200% due 7/1/15                                         900,900
        5,000,000  Baa2*   Little River County, AR, Georgia Pacific Corp. Project, 5.600%
                             due 10/1/26                                                                                 5,012,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,913,400
------------------------------------------------------------------------------------------------------------------------------------
California - 4.6%
        4,000,000  A-      Burbank, CA Redevelopment Agency, Series A, (Golden State
                             Redevelopment Project), 6.250% due 12/1/24                                                  4,255,000
        2,500,000  Baa3*   California Educational Facilities Authority Revenue Pooled College &
                             University Projects, Series A, 5.625% due 7/1/23                                            2,518,750
        4,975,000  BB+     California Statewide Community Development Authority Lease
                             Revenue, Series A, United Airlines, 5.700% due 10/1/33(a)                                   5,068,281
        2,500,000  AAA     California Statewide Community Development Authority Revenue,
                             COP, Sutter Health, AMBAC-Insured, 6.125% due 8/15/22                                       2,681,250
        2,600,000  BBB-    Central Valley Finance Authority, CA (Cogeneration/Carson Ice Project),
                             6.200% due 7/1/20                                                                           2,749,500
        3,000,000  Baa1*   Duarte, CA Hope Medical Center, 6.250% due 4/1/23                                             3,165,000
        5,500,000  BBB     Long Beach, CA (Aquarium of the Pacific Project), Series A, 6.125%
                             due 7/1/15(b)                                                                               5,802,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
California - 4.6% (continued)
      $ 4,000,000  A-      Los Angeles, CA Regional Airports Improvement, Corporate Lease
                             Revenue, LA International Airport, 6.800% due 1/1/27(a)                                  $  4,280,000
        3,500,000  AAA     Los Angeles County, CA Metropolitan Transit Authority,
                             Series A, FSA-Insured, (forward 4/1/99) 5.000% due 7/1/19                                   3,351,250
        1,150,000  AAA     Richmond, CA Redevelopment Agency Tax Allocation Capital Appreciation,
                             Harbour, Series A, MBIA-Insured, zero coupon due 7/1/23                                       309,063
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        34,180,594
------------------------------------------------------------------------------------------------------------------------------------
Colorado - 2.1%
        1,500,000  BBB     Colorado Health Facilities Authority Revenue, National Jewish Medical
                             Research Center, 5.375% due 1/1/16                                                          1,488,750
        4,750,000  BBB+    Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22(a)                          5,219,063
                           Denver, CO City and County Airport Revenue:
          205,000  Baa1*    Series A, 7.500% due 11/15/23(a)                                                               234,469
        1,715,000  Baa1*    Series C, 6.750% due 11/15/22(a)                                                             1,852,200
       10,000,000  AAA     E-470 Public Highway Authority, CO, Series B, MBIA-Insured, zero coupon
                             due 9/1/26                                                                                  2,325,000
        2,250,000  AAA     Jefferson County, CO COP, MBIA-Insured, 6.650% due 12/1/08                                    2,483,438
        1,500,000  Aa3*    Larimer County, CO COP, School District No. R-1, Poudre - Ft. Collins,
                             Colorado School Board Lease, 6.700% due 12/1/13                                             1,635,000
          500,000  A3*     Meridian, CO Metropolitan District, 7.000% due 12/1/98                                          503,505
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,741,425
------------------------------------------------------------------------------------------------------------------------------------
Connecticut - 2.3%
        2,000,000  AAA     Connecticut State Airport Revenue, Bradley International Airport,
                             FGIC-Insured, 7.650% due 10/1/12                                                            2,355,000
                           Connecticut State Health and Educational Facilities:
        2,500,000  AAA      Fairfield University, Series H, MBIA-Insured, 5.000% due 7/1/28                              2,428,125
        1,200,000  BBB-     Quinnipiac College, Series D, 6.000% due 7/1/23                                              1,224,000
                            University of Hartford, Series D:
        1,655,000  Ba2*      6.750% due 7/1/12                                                                           1,741,888
        1,450,000  Ba2*      6.800% due 7/1/22                                                                           1,527,938
                           Mashantucket Western Pequot Tribe, CT, Series B:
        3,000,000  Baa3*     5.750% due 9/1/18                                                                           3,116,250
        4,500,000  Baa3*     5.750% due 9/1/27                                                                           4,635,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,028,201
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia - 1.6%
                           District of Columbia:
        6,500,000  BB-       COP, 7.300% due 1/1/13                                                                      7,312,500
        5,000,000  Ba1*      GO, 5.250% due 6/1/27                                                                       4,787,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,100,000
------------------------------------------------------------------------------------------------------------------------------------
Florida - 2.6%
        2,000,000  AAA     Broward County, FL Port Facilities Revenue, Series B, MBIA-Insured,
                             5.000% due 9/1/18                                                                           1,960,000
        2,800,000  BBB+    Hillsborough County, FL Utility Revenue, Series A, 7.000% due 8/1/14                          3,041,500
        3,440,000  AAA     Jacksonville, FL Health Facilities Revenue, University Medical Center,
                             CONNIE LEE-Insured, 6.600% due 2/1/21                                                       3,753,900
        2,000,000  A+      Jacksonville, FL Sewer & Solid Waste Disposal Facilities Revenue,
                             (Anheuser-Busch Project), 5.875% due 2/1/36(a)                                              2,095,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Florida - 2.6% (continued)
      $ 6,500,000  AAA     Miami Dade County, FL Aviation Revenue, FGIC-Insured, 5.000%
                             due 10/1/24                                                                              $  6,280,625
        1,900,000  AAA     Tampa, FL Utility Tax and Special Revenue, AMBAC-Insured, 6.900%
                             due 10/1/09                                                                                 2,090,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,221,025
------------------------------------------------------------------------------------------------------------------------------------
Georgia - 3.0%
        4,000,000  A       Atlanta, GA Airport Facilities Revenue, 7.250% due 1/1/17(a)(b)                               4,320,000
        4,750,000  AAA     George L. Smith, GA World Congress Center Authority Revenue,
                             (Domed Stadium Project), 7.875% due 7/1/20(a)                                               5,177,500
        7,000,000  AAA     Georgia Municipal Electric Authority Power Revenue, Series EE,
                             AMBAC-Insured, 6.400% due 1/1/23                                                            7,673,750
        5,000,000  AAA     Medical Center Hospital Authority, GA Columbus Healthcare, Series C,
                             MBIA-Insured, 6.400% due 8/1/06                                                             5,450,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,621,250
------------------------------------------------------------------------------------------------------------------------------------
Hawaii - 0.6%
                           Hawaii State Department of Budget and Finance, Special Purpose
                             Mortgage Revenue:
        2,000,000  AAA        Hawaiian Electric Co. Project, Series B, MBIA-Insured, 5.875%
                               due 12/1/26(a)                                                                            2,122,500
        2,000,000  A          Kapiolani Health Care Systems, 6.400% due 7/1/13                                           2,160,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,282,500
------------------------------------------------------------------------------------------------------------------------------------
Illinois - 2.0%
        2,000,000  AAA     BI State Development Agency, Missouri/Illinois Metropolitan District,
                             St. Clair County Metrolink, MBIA-Insured, 5.000% due 7/1/28                                 1,930,000
        1,570,000  AA      Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                          1,672,050
        3,000,000  BB      East Chicago, IL Industrial PCR, Inland Steel Co., (Project 10), 6.800%
                             due 6/1/13                                                                                  3,247,500
        1,300,000  NR      Illinois Education Facilities Authority Revenue, Northern Illinois Medical Center,
                             6.000% due 9/1/19                                                                           1,426,750
        2,000,000  A-      Illinois Health Facilities Authority Revenue, Victory Health Services,
                             Series A, 5.750% due 8/15/27                                                                2,040,000
        1,500,000  A+      Illinois Housing and Development Authority, Multi-Family Housing, Series A,
                             6.125% due 7/1/25                                                                           1,561,875
        2,750,000  AAA     Illinois State Toll Highway Authority, Series A, FGIC-Insured, 6.200%
                             due 1/1/16                                                                                  2,970,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,848,175
------------------------------------------------------------------------------------------------------------------------------------
Indiana - 2.2%
        3,000,000  B+      Indiana State Development Finance Authority Revenue,
                             (Inland Steel Project), 5.750% due 10/1/11                                                  3,090,000
                           Indianapolis, IN Airport Authority Revenue, Special Facility,
                             Federal Express Corporate Project:
        5,245,000  BBB       7.100% due 1/15/17(a)                                                                       5,874,400
        3,000,000  BBB       5.500% due 5/1/29                                                                           2,958,750
        3,970,000  BB+      United Airlines Project, Series A, 6.500% due 11/15/31(a)                                    4,302,488
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,225,638
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Kentucky - 2.9%
      $ 5,000,000  AAA     Jefferson County, KY Hospital Revenue, MBIA-Insured, 6.436%
                             due 10/23/14(b)(c)                                                                       $  5,456,250
        4,250,000  BBB-    Kenton County, KY Airport Board Revenue, Delta Airlines, Project A, 7.500%
                             due 2/1/20(a)                                                                               4,685,625
                           Kentucky Economic Development Finance Authority:
        2,500,000  AA       Catholic Healthcare, Series A, 5.000% due 12/1/18                                            2,421,875
        1,500,000  BBB      Hospital Systems Revenue, Appalachian Regional Healthcare, 5.875%
                              due 10/1/22                                                                                1,541,250
          590,000  NR      Kentucky Multi-County Residential Mortgage, 10.500% due 10/1/00                                 596,638
        4,000,000  A       Pendleton County, KY Multi-County Lease Revenue, Series A, 6.500%
                             due 3/1/19                                                                                  4,375,000
        2,605,000  Aa2*    Trimble County, KY PCR, Series B, 6.550% due 11/1/20(a)                                       2,813,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,890,038
------------------------------------------------------------------------------------------------------------------------------------
Louisiana - 2.9%
        2,500,000  AA-     Calcasieu Parish Inc., LA IDB Exempt Facility Revenue, (Conoco Inc. Project),
                             5.750% due 12/1/26(a)                                                                       2,609,375
        5,000,000  NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10(a)                                               5,368,750
        4,000,000  BB+     Iberville Parish, LA PCR, 5.700% due 1/1/14                                                   4,030,000
        2,600,000  A3*     Lake Charles, LA Harbor and Terminal District, (Trunkline Liquid Natural
                             Gas Co. Project), 7.750% due 8/15/22                                                        2,980,250
        2,000,000  BB      Port of New Orleans, LA IDR, (Continential Grain Co. Project), 7.500%
                             due 7/1/13                                                                                  2,212,500
        1,210,000  AAA     State Tammany Parish, LA Hospital Revenue, District 2,
                             CONNIE LEE-Insured, 6.250% due 10/1/14                                                      1,318,900
        3,000,000  BB+     West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                       3,348,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,868,525
------------------------------------------------------------------------------------------------------------------------------------
Maryland - 2.0%
        3,000,000  AAA     Baltimore County, MD Mortgage Revenue, Series A, Dunfield Townhouses,
                             FHA-Insured, 6.900% due 8/1/28                                                              3,217,500
                           Maryland State Community Development Administration,
                             Department of Housing & Community Development:
        1,280,000  Aa3*       Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured,
                               6.625% due 5/15/23                                                                        1,372,800
        1,000,000  Aa2*       Single-Family Program, Fourth Series, 6.450% due 4/1/14                                    1,072,500
                           Northeast, MD Waste Disposal Authority, Recovery Revenue,
                             MBIA-Insured, Southwest Resource Recovery:
        3,000,000  AAA        7.200% due 1/1/06                                                                          3,442,500
        3,000,000  AAA        7.200% due 1/1/07                                                                          3,435,000
        2,500,000  Ba3*    Prince Georges County, MD Greater Southeast Healthcare System,
                             6.375% due 1/1/23                                                                           2,400,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,940,300
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 7.0%
                           Massachusetts State Health and Educational Facilities Authority Revenue:
        6,750,000  AAA      Boston Medical Center, Series A, MBIA-Insured, 5.000% due 7/1/29                             6,454,688
        1,750,000  AAA      Catholic Health East, Series A, AMBAC-Insured, 5.000% due 11/15/28                           1,673,438
        3,500,000  AAA      New England Medical Center Hospitals, Series F, FGIC-Insured,
                              6.625% due 7/1/25                                                                          3,828,125
        3,005,000  B1*      Saint Memorial Medical Center, Series A, 6.000% due 10/1/23                                  3,012,513

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Massachusetts - 7.0% (continued)
                           Massachusetts State HFA, Housing Projects, Residential Development,
                             FNMA-Collateralized:
      $ 2,445,000  A+         Series A, 6.375% due 4/1/21                                                             $  2,591,700
        2,000,000  AAA        Series C, 6.875% due 11/15/11                                                              2,170,000
        3,000,000  AAA        Series D, 6.800% due 11/15/12                                                              3,251,250
        2,500,000  Aa3*    Massachusetts State Housing Finance Agency, Single-Family,
                             Series 41, 6.300% due 12/1/14                                                               2,690,625
        1,000,000  Baa1*   Massachusetts State IFA, Concord Academy, 5.500% due 9/1/27                                   1,005,000
                           Massachusetts State Industrial Financial Agency, Resource Recovery Revenue,
                             (Semass Project):
        2,345,000  BBB-       Bradford College, GO-Inst Insured, 5.625% due 11/1/28                                      2,321,550
        2,700,000  NR         Series A, 9.000% due 7/1/15                                                                3,037,500
        4,305,000  NR         Series B, 9.250% due 7/1/15(a)                                                             4,859,269
                           Massachusetts State Port Authority Revenue:
        2,750,000  AA-       5.000% due 7/1/27                                                                           2,691,563
        1,300,000  AAA       Series A, MBIA-Insured, 5.875% due 9/1/23(a)                                                1,374,750
       32,505,000  Aaa*    Massachusetts State Turnpike Authority, Metropolitan Highway System
                             Revenue, Series C, MBIA-Insured, zero coupon due 1/1/23                                     9,182,663
        2,000,000  AAA     Massachusetts State Waters, Series A, FSA-Insured, 4.750% due 8/1/37                          1,845,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        51,989,634
------------------------------------------------------------------------------------------------------------------------------------
Michigan - 2.5%
        3,000,000  AAA     Detroit, MI Water Supply System, FGIC-Insured, 6.375% due 7/1/22(c)                           3,247,500
        1,000,000  NR      Garden City, MI Hospital Finance Authority Hospital Revenue, 5.750%
                             due 9/1/17                                                                                    992,500
        5,000,000  AAA     Michigan State Hospital Finance Authority Revenue, FSA-Insured, 6.300%
                             due 2/15/22(b)(c)                                                                           5,306,250
        5,000,000  NR      Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                             Central Wayne Energy, 7.000% due 7/1/27                                                     5,062,500
        3,750,000  AAA     Western Townships, MI Utilities Authority, Sewer Disposal Systems,
                             FSA-Insured, 6.750% due 1/1/15                                                              4,031,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,640,000
------------------------------------------------------------------------------------------------------------------------------------
Minnesota - 1.1%
        2,000,000  AAA     Minneapolis & St. Paul, MN Metarpts Community Airport Revenue,
                             Series A, AMBAC-Insured, 5.000% due 1/1/19                                                  1,962,500
                           St. Paul, MN Housing and Redevelopment Authority, (Healtheast Project),
                             Series A:
        2,250,000  BBB        5.700% due 11/1/15                                                                         2,292,188
        4,000,000  BBB        6.625% due 11/1/17                                                                         4,315,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,569,688
------------------------------------------------------------------------------------------------------------------------------------
Mississippi - 1.5%
        2,250,000  AAA     Gulfport, MS Hospital Facilities Revenue, Memorial Hospital Gulfport,
                             Series A, MBIA-Insured, 6.200% due 7/1/18                                                   2,444,063
        2,500,000  A3*     Jones County, MS Solid Waste Disposal Revenue, (International Paper Co.
                             Project), Series A, 5.800% due 10/1/21(a)                                                   2,609,375
        2,000,000  Aaa*    Mississippi Home Corp., Single-Family Mortgage Revenue,
                             GNMA-Collateralized, 6.550% due 4/1/21(a)                                                   2,152,500
        3,750,000  Aaa*    Mississipi St. University Educational Building Corporate Revenue,
                             MBIA-Insured, 5.000% due 8/1/23                                                             3,628,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,834,063
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Missouri - 0.5%
      $ 3,655,000  AA      Joplin, MO Industrial Development Authority Revenue, Catholic Health
                             Initiatives, Series A, 5.000% due 12/1/28                                                $  3,531,644
------------------------------------------------------------------------------------------------------------------------------------
Montana - 0.9%
        6,500,000  NR      Montana State Board Resource Recovery, (Yellowstone Energy LP Project),
                             7.000% due 12/31/19(a)(b)                                                                   6,597,500
------------------------------------------------------------------------------------------------------------------------------------
Nebraska - 0.2%
        1,490,000  AAA     Nebraska Investment Finance Authority, Single-Family Housing Revenue,
                             Series C, GNMA/FNMA-Collateralized, Remarketed 5/1/97, 6.300%
                             due 9/1/28(a)                                                                               1,590,575
------------------------------------------------------------------------------------------------------------------------------------
Nevada - 0.5%
        4,000,000  BBB-    Clark County, NV IDR, (Nevada Power Co. Project), Series A, 5.900%
                             due 11/1/32(a)                                                                              4,060,000
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.3%
        3,340,000  BBB-    New Hampshire Business Financing Authority, PCR, United Illuminating
                             Company, Series A, 5.875% due 10/1/33                                                       3,398,450
        1,250,000  BB-     New Hampshire Higher Educational and Health Facilities Authority Revenue,
                             Littleton Hospital, Series A, 6.000% due 5/1/28                                             1,267,188
        5,000,000  BB-     New Hampshire State Business Finance Authority, PCR, 6.000%
                             due 5/1/21(a)                                                                               5,093,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,759,388
------------------------------------------------------------------------------------------------------------------------------------
New Jersey - 5.2%
          775,000  B1*     Atlantic County, NJ Utilities Authority, Solid Waste Revenue,
                             7.125% due 3/1/16                                                                             791,469
        5,000,000  Baa2*   Camden County, NJ Improvement Authority Revenue, (Health Care
                             Redevelopment Project), Cooper Health, 6.000% due 2/15/27                                   5,187,500
        2,500,000  AAA     Hoboken, Union City, Weehawken, NJ Sewer Authority Revenue,
                             MBIA-Insured, 6.200% due 8/1/19                                                             2,690,625
          905,000  BBB-    Hudson County, NJ Improvement Authority, Solid Waste Revenue,
                             7.100% due 1/1/20                                                                             931,019
                           New Jersey EDA:
        2,000,000  Ba2*     Continental Airlines Incorporated Project, 5.500% due 4/1/28(a)                              1,985,000
        2,500,000  AAA      Irvington General Hospital, FHA-Insured, 6.375% due 8/1/15                                   2,746,875
        1,000,000  NR       Keswick Pines, 5.750% due 1/1/24                                                             1,003,750
        1,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27                                                1,096,250
        2,500,000  AAA      RWJ Health Care Corporation, FSA-Insured, 6.500% due 7/1/24                                  2,762,500
        2,400,000  B1*      Zurbrugg Memorial Hospital, Series C, 8.500% due 7/1/12                                      2,400,000
        3,000,000  AAA     New Jersey State Housing & Mortgage Finance Agency, Multi-Family
                             Housing Revenue, Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                         3,243,750
                           Union County, NJ Utility Authority Revenue:
        7,500,000  Aaa*     County Deficiency, Series A2, County Guaranty, 5.000% due 6/15/28                            7,246,875
        5,000,000  AAA      Ogden Martin, Series A, 5.000% due 6/1/14                                                    4,937,500
        2,000,000  Aaa*     Series D, 6.850% due 6/15/14(a)                                                              2,040,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        39,063,113
------------------------------------------------------------------------------------------------------------------------------------
New Mexico - 0.0%
           62,113  Aaa*    Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                                  66,927
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
New York - 14.4%
                           Long Island Power Authority, NY Electric Systems Revenue,
                             Capital Appreciation, Series A:
      $ 8,500,000  AAA        FSA-Insured, zero coupon due 12/1/19                                                     $ 2,836,875
        9,160,000  AAA        FSA-Insured, zero coupon due 12/1/21                                                       2,736,550
        1,720,000  AAA        FSA-Insured, zero coupon due 12/1/25                                                         414,950
        4,095,000  AAA        Zero coupon due 12/1/24                                                                    1,039,106
        1,595,000  NR      Monroe County, NY IDR, Depaul Community Facilities A, 5.875% due 2/1/28                       1,598,988
        1,705,000  AAA     Nassau County, NY IDA, Civic Facilities Revenue, Hofstra University,
                             MBIA-Insured, 5.000% due 7/1/23                                                             1,660,244
                           New York, NY GO Bonds:
          195,000  A-       Pre-Refunded, Series A-1, 6.500% due 8/1/19                                                    222,056
          355,000  A-       Pre-Refunded, Series F, 6.125% due 2/1/25                                                      397,600
        4,500,000  A-       Series A, 6.250% due 8/1/17                                                                  4,910,625
        5,000,000  A-       Series C, 6.660% due 8/1/09                                                                  5,262,500
        2,750,000  A-       Series H, 6.125% due 8/1/25                                                                  2,973,438
        1,975,000  A-       Unrefunded balance, Series A-1, 6.500% due 8/1/19                                            2,170,031
        4,045,000  A-       Unrefunded balance, Series F, 6.125% due 2/1/25                                              4,348,375
                           New York, NY IDA:
        3,950,000  BBB-     Brooklyn Navy Yard, 5.750% due 10/1/36(a)                                                    4,029,000
        3,000,000  NR       Community Hospital Brooklyn, 6.875% due 11/1/10                                              3,018,750
        3,875,000  A2*     New York, NY Municipal Waters Finance Authority, Water & Sewer
                             System, Series A, 5.500% due 6/15/24                                                        3,996,094
        7,115,000  AA      New York, NY Transitional Finance Authority Revenue, Future Tax,
                             Series C, 5.000% due 5/1/26                                                                 6,857,081
        3,085,000  BBB+    New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                         3,705,856
                           New York State Dormitory Authority Revenue:
        2,150,000  BBB+     Interfaith Medical Center, 5.400% due 2/15/28                                                2,139,250
        3,000,000  A-       Mental Health Service Facilities, Series B, 5.000% due 2/15/18                               2,891,250
        5,750,000  AAA      Mental Health Service Facilities, Series D, MBIA-Insured, 5.000%
                              due 2/15/23                                                                                5,563,125
        4,500,000  BBB+     Upstate Community College, Series A, 6.250% due 7/1/25                                       4,860,000
        1,500,000  AA       Wesley Garden Nursing Home, FHA-Insured, 6.125% due 8/1/35                                   1,603,125
                           New York State Dormitory Authority Revenue, AMBAC-Insured:
        3,000,000  AAA      5.000% due 2/1/19                                                                            2,910,000
       52,895,000  AAA      Series A, zero coupon due 8/15/36                                                            6,876,350
                           New York State Energy, Research and Development Authority,
                             Long Island Lighting Company:
        3,000,000  A-        7.150% due 6/1/20(a)                                                                        3,277,500
        1,150,000  A-        7.150% due 12/1/20(a)                                                                       1,256,375
                           New York State Medical Care Facilities Finance Agency Revenue:
        2,895,000  AAA      Series C, Long-Term Health Care, FSA-Insured, 6.400% due 11/1/14                             3,141,075
        4,500,000  A-       Series F, Mental Health Services Facilities, 6.500% due 2/15/19                              4,860,000
                           New York State Urban Development Corporation, Correctional Facilities:
        3,000,000  BBB+     5.000% due 1/1/19                                                                            2,891,250
        4,845,000  BBB+     5.000% due 1/1/20                                                                            4,639,088
        3,000,000  BBB+     Service contract, 5.000% due 1/1/18                                                          2,895,000
        5,250,000  BBB+     Service contract, 5.000% due 1/1/28                                                          4,980,938
        1,000,000  A2*     United Nations Development Corp., NY Revenue Refunding,
                             Sr. Lien, Series B, 5.500% due 7/1/17                                                       1,002,910
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       107,965,355
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
North Carolina - 2.5%
      $ 7,560,000  NR      Charlotte, NC SPL Facilities Revenue, Charlotte/Douglas
                             International Airport, 5.600% due 7/1/27                                                 $  7,493,850
        8,700,000 Baa1*    North Carolina Eastern Municipal Power Agency, Power System Revenue,
                             Series B, 7.000% due 1/1/08(b)                                                             10,037,625
        2,750,000  AA      North Carolina University, Chapel Hill, zero coupon due 8/1/20                                  883,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,414,913
------------------------------------------------------------------------------------------------------------------------------------
North Dakota - 0.4%
        3,000,000  AAA     Mercer County, ND PCR, Basin Electric Power,
                             Second Series, AMBAC-Insured, 6.050% due 1/1/19                                             3,255,000
------------------------------------------------------------------------------------------------------------------------------------
Ohio - 3.1%
                           Cleveland, OH Airport Special Revenue, Continental Airlines Inc.:
        4,000,000  NR       9.000% due 12/1/19(a)(b)                                                                     4,335,000
        4,000,000  Ba2*     5.375% due 9/15/27                                                                           3,890,000
        5,000,000  BB+     Ohio State Air Quality Development Authority,
                             Pollution Control-Toledo Edison, 6.875% due
                           7/1/23(a)(b)                                                                                  5,318,750
                           Ohio State Water Development Authority Revenue, Series A:
        4,000,000  NR       Bayshore Power Project, 5.875% due 9/1/20                                                    4,035,000
        3,475,000  BB+      Cleveland Electric, 8.000% due 10/1/23(a)(b)                                                 3,974,531
        1,500,000  BB+      Toledo Edison, 8.000% due 10/1/23(a)(b)                                                      1,715,625

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,268,906
------------------------------------------------------------------------------------------------------------------------------------

Oklahoma - 1.0%
        4,145,000  AAA     Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized,
                             7.997% due 8/1/18(a)                                                                        4,839,288
        2,400,000  Baa1*   Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                    2,673,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,512,288
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 10.1%
        4,000,000  AAA     Allegheny County, PA Airport Revenue, Greater Pittsburg International
                             Airport, Series B, FSA-Insured, 6.625% due 1/1/22(a)                                        4,330,000
        4,000,000  Aaa*    Allegheny County, PA Hospital Development Authority Revenue,
                             UPMC Health System, MBIA-Insured, 5.000% due 11/1/23                                        3,865,000
        2,500,000  Baa2*   Allegheny County, PA, Series A, 6.700% due 12/1/20                                            2,740,625
        4,500,000  BBB     Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of
                             Allentown, Series B, 6.750% due 11/15/15                                                    4,910,625
        1,250,000  AAA     Beaver County, PA Hospital Authority, Beaver Medical Center, Series A,
                             AMBAC-Insured, 6.250% due 7/1/22                                                            1,342,188
        6,000,000  NR      Dauphin County, PA General Authority, Riverfront Office, 6.000% due 1/1/25                    6,007,500
        2,000,000  A       Delaware County, PA IDA, Resource Recovery Facilities, Series A,
                             6.200% due 7/1/19                                                                           2,167,500
        2,000,000  AAA     Erie, PA School Distict, zero coupon due 9/1/25                                                 487,500
        3,500,000  NR      Harrisburg, PA Authority Office, 6.000% due 5/1/19                                            3,530,625
        7,500,000  AAA     Lehigh County, PA IDA, PCR, MBIA-Insured, 6.400% due 9/1/29                                   8,287,500
                           Luzerne County, PA IDA, Pennsylvania Gas and Water Co., Series A:
        2,500,000  A-       7.200% due 10/1/17(a)                                                                        2,762,500
        2,250,000  A-       6.050% due 1/1/19                                                                            2,351,250
                           McKeesport, PA School District, MBIA-Insured:
        4,875,000  AAA      Zero coupon due 10/1/24                                                                      1,243,125
        4,875,000  AAA      Zero coupon due 10/1/25                                                                      1,182,188

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Pennsylvania - 10.1% (continued)
      $ 6,750,000  BBB+++  Montgomery County, PA Redevelopment Authority, Multi-Family Housing,
                             Series A, 6.500% due 7/1/25                                                              $  7,129,688
                           Pennsylvania EDA:
        4,500,000  BBB-     Resource Recovery Revenue, (Colver Project), Series D, 7.125%
                              due 12/1/15                                                                                5,006,250
        4,000,000  BBB      WasteWater Treatment Revenue, Sun Co. Inc., (RTM Project),
                              Series A, 7.600% due 12/1/24(a)                                                            4,650,000
        5,000,000  AAA     Pennsylvania State Higher Education, Student Loan Revenue,
                             Series D, AMBAC-Insured, 6.050% due 1/1/19(a)                                               5,206,250
        5,000,000  AAA     Philadelphia, PA Authority for Industrial Development
                             Airport Revenue, (Philadelphia Airport Systems Project), Series A,
                             5.125% due 7/1/28                                                                           4,862,500
                           Philadelphia, PA Municipal Authority Gas Works Lease Revenue:
        2,500,000  Baa2*    7.625% due 5/1/14                                                                            2,604,450
          980,000  BBB      Series B, 6.400% due 11/15/16                                                                1,033,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        75,701,164
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico - 0.7%
        4,000,000  BBB+    Puerto Rico Electric Power Authority Revenue, Series DD, 5.000% due 7/1/28                    3,860,000
        1,250,000  BBB-    Puerto Rico, Mennonite General Hospital, 5.625% due 7/1/27                                    1,267,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,127,188
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island - 1.3%
        9,500,000  AA+     Rhode Island Housing and Mortgage Finance Authority, 7.100%
                             due 4/1/24(a)(b)(c)                                                                        10,070,000
------------------------------------------------------------------------------------------------------------------------------------
South Carolina - 2.2%
        1,500,000  BBB+    Greenville County, SC IDR, (Lockheed Aeromod Center Project),
                             7.200% due 11/1/21(a)                                                                       1,636,875
                           Greenville, SC Connector, 2000 Association:
        8,000,000  BBB-     5.375% due 1/1/38                                                                            7,440,000
       20,250,000  BBB-     Zero coupon due 1/1/30                                                                       3,189,375
        4,000,000  A2*     Richland County, SC PCR, (Union Camp Corp. Project), 6.625% due 5/1/22                        4,340,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,606,250
------------------------------------------------------------------------------------------------------------------------------------
South Dakota - 0.3%
                           Ogalala Sioux, SD Tribal Revenue Bond:
           75,000  NR       7.000% due 7/1/99                                                                               75,761
        1,865,000  NR       7.500% due 7/1/13                                                                            1,916,288
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,992,049
------------------------------------------------------------------------------------------------------------------------------------
Tennessee - 1.8%
                           Chattanooga, TN Health, Educational & Housing Facilities Board Revenue,
                             Catholic Health Initiatives:
        1,750,000  AA        5.000% due 12/1/18                                                                          1,712,707
        3,000,000  AA        5.000% due 12/1/28                                                                          2,898,750
        3,150,000  BBB     Memphis-Shelby County, TN Airport Authority, Federal Express Corp.,
                             6.750% due 9/1/12                                                                           3,441,375
        5,000,000  AAA     Metropolitan Nashville Airport Authority, TN Airport Revenue,
                             Special Facilities, Series C, FGIC-Insured, 6.600% due 7/1/15                               5,400,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,452,832
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Texas - 2.7%
      $ 2,000,000  AAA     Brazos River Authority, TX PCR, Houston Lighting & Power Co., Series A,
                             AMBAC-Insured, 6.700% due 3/1/17                                                         $  2,172,500
        2,000,000  NR      Denton County, TX Reclamation and Road District, 8.500% due 6/1/16                            2,015,460
          970,000  AAA     Harris County, TX Refunding Toll Road Authority, Series A, AMBAC-Insured,
                             6.500% due 8/15/17                                                                          1,050,025
        2,100,000  AAA     Matagorda County, TX PCR, Navajo District No.1, Houston Light & Power Co.
                             Project, Series E, FGIC-Insured, 7.200% due 12/1/18                                         2,228,625
                           Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue:
        2,645,000  BB       Series A, 6.750% due 10/1/14                                                                 2,770,638
        3,165,000  BB       Series B, 6.125% due 10/1/13                                                                 3,208,519
                           San Antonio, TX Airport System Revenue, AMBAC-Insured:
        3,000,000  AAA      7.125% due 7/1/06                                                                            3,408,750
        1,000,000  AAA      7.125% due 7/1/08                                                                            1,137,500
        2,000,000  AAA      7.375% due 7/1/13                                                                            2,292,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,284,517
------------------------------------------------------------------------------------------------------------------------------------
Utah - 0.6%
        4,000,000  AAA     Utah Municipal Power System Revenue, (San Juan Project), MBIA-Insured,
                             6.375% due 6/1/22                                                                           4,375,000
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands - 0.4%
                           Virgin Islands Public Finance Authority Revenue, Subordinate Lien, Series E:
        2,000,000  NR       5.750% due 10/1/13                                                                           2,055,000
        1,000,000  NR       6.000% due 10/1/22                                                                           1,036,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,091,250
------------------------------------------------------------------------------------------------------------------------------------
Virginia - 1.0%
        2,435,000  AAA     Fairfax County, VA Redevelopment and Housing Authority Revenue,
                             Multi-Family Housing, Series A, Kingsley, FHA-Insured, 7.000% due 5/1/26                    2,617,625
        3,000,000  Aaa*    Prince William County, VA Industrial Development Authority Hospital
                             Revenue, FSA-Insured, 5.000% due 10/1/25                                                    2,898,750
        2,000,000  NR      Virginia Beach, VA Ramada on the Beach, 7.000% due 12/1/15                                    2,115,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,631,375
------------------------------------------------------------------------------------------------------------------------------------
Washington - 0.8%
       11,345,000  AAA     Chelan County, WA Public Utility District No. 1, Columbia River Rock,
                             Capital Appreciation, Series A, MBIA-Insured, zero coupon due 6/1/19                        3,871,481
        2,000,000  BBB     Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06(a)                                  2,045,280
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,916,761
------------------------------------------------------------------------------------------------------------------------------------
West Virginia - 1. 0%
        2,000,000  A       Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17(a)                            2,185,000
        2,000,000  A       Braxton County, WV Solid Waste Disposal Revenue,
                             (Weyerhaeuser Co. Project), 5.800% due 6/1/27(a)                                            2,085,000
                           Marion County, WV Solid Waste Disposal Revenue:
        3,085,345  NR       Adirondack Recycling A, 8.000% due 12/1/25                                                   3,085,345
          431,202  NR       Adirondack Recycling B, 10.000% due 12/1/25                                                    431,202
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,786,547
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin - 0.2%
        1,670,000  A3*     Racine County, WI Health Center Revenue, 8.125% due 8/1/21                                    1,720,869
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT        RATING                                 SECURITY                                                        VALUE
====================================================================================================================================
Wyoming - 0.2%
       $1,250,000  AA      Wyoming Community Development Authority Housing Revenue,
                             7.100% due 6/1/17                                                                        $  1,367,188
====================================================================================================================================
                           TOTAL MUNICIPAL BONDS AND NOTES
                           (Cost-- $706,061,805)                                                                       747,475,993
====================================================================================================================================
SHORT-TERM INVESTMENTS(d) - 0.1%
          400,000  A-1+     Maricopa County, AZ PCR, 3.650% due 5/1/29 (Cost-- $400,000)                                   400,000
====================================================================================================================================
                           TOTAL INVESTMENTS - 100%
                           (Cost-- $706,461,805**)                                                                    $747,875,993
====================================================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)   Security segregated by custodian for open purchase committments.
(c) Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 18 through 20 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       17

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"), or those which are identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA"' have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B     -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's --Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (continued)
--------------------------------------------------------------------------------

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fitch -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB   -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likeoy to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR    -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
         Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1-- Moody's highest rating for issues having demand feature --VRDO.

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       19

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CHFCLI      -- California Health Facility Construction Loan Insurance
CONNIE LEE  -- College Construction Loan Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
ETM         -- Escrowed to Maturity
FAIRS       -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Federal Savings Association
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HDC         -- Housing Development Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
IFA         -- Industrial Finance Authority
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse Coupon Security
PCR         -- Pollution Control Revenue
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest Tax-Exempt Securities
SYCC        -- Structured Yield Curve Certificate
TAN         -- Tax Anticipation Notes
TECP        -- Tax-Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation Notes
VA          -- Veterans Administration
VRWE        -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $706,461,805)                     $747,875,993
   Cash                                                                  47,385
   Interest receivable                                                9,778,444
   Receivable for Fund shares sold                                      699,641
   Receivable for securities sold                                        70,000
--------------------------------------------------------------------------------
   Total Assets                                                     758,471,463
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  15,123,523
   Dividends payable                                                  1,348,046
   Investment advisory fees payable                                     291,277
   Administration fees payable                                          132,763
   Payable for Fund shares purchased                                    116,619
   Distribution fees payable                                            100,205
   Accrued expenses                                                     124,243
--------------------------------------------------------------------------------
   Total Liabilities                                                 17,236,676
--------------------------------------------------------------------------------
Total Net Assets                                                   $741,234,787
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     41,239
   Capital paid in excess of par value                              686,766,071
   Overdistributed net investment income                             (1,292,859)
   Accumulated net realized gain on security transactions            14,306,148
   Net unrealized appreciation of investments                        41,414,188
--------------------------------------------------------------------------------
Total Net Assets                                                   $741,234,787
================================================================================
Shares Outstanding:
   Class A                                                           14,922,814
--------------------------------------------------------------------------------
   Class B                                                           26,211,866
--------------------------------------------------------------------------------
   Class L                                                              104,112
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $17.96
--------------------------------------------------------------------------------
   Class B*                                                              $17.98
--------------------------------------------------------------------------------
   Class L**                                                             $17.95
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)     $18.71
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $18.13
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       21

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                       $ 47,079,790
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                        3,734,428
   Investment advisory fees (Note 3)                                 3,103,442
   Administration fees (Note 3)                                      1,551,721
   Shareholder and system servicing fees                               285,060
   Registration fees                                                    79,856
   Audit and legal                                                      50,013
   Shareholder communications                                           43,192
   Custody                                                              43,176
   Pricing service fees                                                 37,001
   Trustees' fees                                                       15,452
   Other                                                                11,060
--------------------------------------------------------------------------------
   Total Expenses                                                    8,954,401
--------------------------------------------------------------------------------
Net Investment Income                                               38,125,389
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           743,839,723
     Cost of securities sold                                       724,647,156
--------------------------------------------------------------------------------
   Net Realized Gain                                                19,192,567
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                              52,111,784
     End of year                                                    41,414,188
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                         (10,697,596)
--------------------------------------------------------------------------------
Net Gain on Investments                                              8,494,971
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $46,620,360
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                           For the Years Ended July 31,
------------------------------------------------------------------------------------------
                                                                 1998            1997
==========================================================================================
OPERATIONS:
   Net investment income                                    $ 38,125,389     $ 43,944,658
   Net realized gain                                          19,192,567       10,114,509
   Increase (decrease) in net unrealized appreciation        (10,697,596)      26,295,426
------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     46,620,360       80,354,593
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 2):
   Net investment income                                     (39,414,101)     (44,020,626)
   Net realized gains                                        (11,871,835)        (146,695)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                            (51,285,936)     (44,167,321)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                           52,382,528       64,943,500
   Net asset value of shares issued for reinvestment
     of dividends                                             29,453,809       24,165,462
   Cost of shares reacquired                                (152,494,853)    (194,060,215)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions       (70,658,516)    (104,951,253)
------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (75,324,092)     (68,763,981)
NET ASSETS:
   Beginning of year                                         816,558,879      885,322,860
------------------------------------------------------------------------------------------
   End of year*                                             $741,234,787     $816,558,879
==========================================================================================
  *Includes overdistributed net investment income of:        $(1,292,859)         $(4,147)
==========================================================================================

                            See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accepted accounting principles; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allows interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the year ended July 31, 1998, SB received sales charges of $70,000 and $3,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately $231,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                             Class A            Class B            Class L
================================================================================
Distribution Plan Fees      $392,738          $3,335,240          $6,450
================================================================================

All officers and one Trustee of the Trust are employees of SB.

4. Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $655,559,219
--------------------------------------------------------------------------------
Sales                                                          743,839,723
================================================================================

At July 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                  $42,280,450
Gross unrealized depreciation                                     (866,262)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $41,414,188
================================================================================

5. Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                             Class A            Class B            Class L
================================================================================
Total Paid-in Capital     $257,755,710       $427,206,207         $1,845,393
================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                      Year Ended
                                       July 31, 1998                   July 31, 1997
                               ---------------------------     ---------------------------
                                  Shares         Amount           Shares         Amount
==========================================================================================
Class A
Shares sold                    2,045,273     $ 36,791,410      2,790,664   $   48,988,072
Shares issued on reinvestment    599,605       10,757,575        447,061        7,854,117
Shares redeemed               (1,752,808)     (31,542,922)    (2,583,632)     (45,394,525)
------------------------------------------------------------------------------------------
Net Increase                     892,070     $ 16,006,063        654,093    $  11,447,664
==========================================================================================
Class B
Shares sold                      798,147     $ 14,386,588        895,576    $  15,762,835
Shares issued on reinvestment  1,039,421       18,653,146        926,744       16,286,642
Shares redeemed               (6,710,099)    (120,826,967)    (8,446,167)    (148,626,196)
------------------------------------------------------------------------------------------
Net Decrease                  (4,872,531)    $(87,787,233)    (6,623,847)   $(116,576,719)
==========================================================================================
Class L*
Shares sold                       67,008     $  1,204,530         10,961    $     192,593
Shares issued on reinvestment      2,404           43,088          1,406           24,703
Shares redeemed                   (6,936)        (124,964)        (2,269)         (39,494)
------------------------------------------------------------------------------------------
Net Increase                      62,476     $  1,122,654         10,098    $     177,802
==========================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                               1998      1997      1996      1995      1994
==========================================================================================
Net Asset Value, Beginning of Year          $18.07    $17.31    $17.25    $17.26    $18.24
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.95      0.97      1.00      1.04      1.06
  Net realized and unrealized gain (loss)     0.19      0.77      0.06      0.01*    (0.85)
------------------------------------------------------------------------------------------
Total Income From Operations                  1.14      1.74      1.06      1.05      0.21
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.98)    (0.98)    (1.00)    (1.00)    (1.06)
  Net realized gains                         (0.27)       --        --     (0.02)    (0.13)
  Capital                                       --        --        --     (0.04)       --
------------------------------------------------------------------------------------------
Total Distributions                          (1.25)    (0.98)    (1.00)    (1.06)    (1.19)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $17.96    $18.07    $17.31    $17.25    $17.26
------------------------------------------------------------------------------------------
Total Return                                  6.54%    10.40%     6.28%     6.42%     1.14%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $268      $254      $232      $238       $18
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.83%     0.83%     0.84%     0.84%     0.84%
  Net investment income                       5.24      5.52      5.74      6.04      5.83
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         84%       51%       44%       38%       39%
==========================================================================================

* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                               1998      1997      1996      1995      1994
===========================================================================================
Net Asset Value, Beginning of Year           $18.09    $17.32    $17.26    $17.26    $18.24
-------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.86      0.89      0.92      0.95      0.96
  Net realized and unrealized gain (loss)      0.19      0.77      0.06      0.02*    (0.85)
-------------------------------------------------------------------------------------------
Total Income From Operations                   1.05      1.66      0.98      0.97      0.11
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.89)    (0.89)    (0.92)    (0.91)    (0.96)
  Net realized gains                          (0.27)       --        --     (0.02)    (0.13)
  Capital                                        --        --        --     (0.04)       --
-------------------------------------------------------------------------------------------
Total Distributions                           (1.16)    (0.89)    (0.92)    (0.97)    (1.09)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $17.98    $18.09    $17.32    $17.26    $17.26
-------------------------------------------------------------------------------------------
Total Return                                   6.01%     9.89%     5.74%     5.91%     0.60%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $471      $562      $653      $737    $1,069
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.32%     1.32%     1.33%     1.35%     1.33%
  Net investment income                        4.75      5.04      5.23      5.61      5.34
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          84%       51%       44%       38%       39%
===========================================================================================

* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class L Shares(1)                                     1998      1997      1996     1995(2)
==========================================================================================
Net Asset Value, Beginning of Year                    $18.07    $17.31    $17.25    $15.83
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                 0.87      0.88      0.89      0.60
  Net realized and unrealized gain                      0.16      0.77      0.08      1.50*
------------------------------------------------------------------------------------------
Total Income From Operations                            1.03      1.65      0.97      2.10
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.88)    (0.89)    (0.91)    (0.62)
  Net realized gains                                   (0.27)       --        --     (0.02)
  Capital                                                 --        --        --     (0.04)
------------------------------------------------------------------------------------------
Total Distributions                                    (1.15)    (0.89)    (0.91)    (0.68)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $17.95    $18.07    $17.31    $17.25
------------------------------------------------------------------------------------------
Total Return                                            5.91%     9.79%     5.69%    13.45%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $1,869      $752      $546      $211
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.42%     1.40%     1.39%     1.18%+
  Net investment income                                 4.64      4.94      5.18      5.56+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  84%       51%       44%       38%
------------------------------------------------------------------------------------------

(1) On June 12, 1998, Class C shares were renamed Class L shares.

(2) For the period from November 17, 1994 (inception date) to July 31, 1995.

* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

--------------------------------------------------------------------------------
Additional Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1998:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid of $11,238,325:
                    $5,910,773 are considered "28 percent rate gains". $5,327,552 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       29

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994, were audited by other auditors whose report thereon, dated September 16, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

New York, New York
September 16, 1998


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information
--------------------------------------------------------------------------------

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1.    To elect Trustees of the Trust; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                        Shares Voted       Percentage of     Shares Voted      Percentage of
Name of Trustees             For           Shares Voted         Against        Shares Voted
============================================================================================
Lee Abraham            470,650,429.393       97.232%        13,397,258.703         2.768%
Allan J. Bloostein     470,662,468.281       97.235         13,385,219.815         2.765
Richard Hanson, Jr.    470,785,649.601       97.260         13,262,038.495         2.740
Heath B. McLendon      470,800,123.228       97.633         13,247,564.868         2.737
============================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
 M Diversification                                                    Approved
--------------------------------------------------------------------------------
 M Industry Concentration                                             Approved
--------------------------------------------------------------------------------
 M Borrowing                                                          Approved
--------------------------------------------------------------------------------
 E Pledging Assets                                                    Approved
--------------------------------------------------------------------------------
 M Lending by the Fund                                                Approved
--------------------------------------------------------------------------------
 R Margin and Short Sales                                             Approved
--------------------------------------------------------------------------------
 M Real Estate                                                        Approved
--------------------------------------------------------------------------------
 R Securities of other Investment Companies                           Approved
--------------------------------------------------------------------------------
 R Investment in Oil, Gas, Land and Mineral Exploration               Approved
--------------------------------------------------------------------------------
 R Puts and Calls                                                     Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

    Shares         Percentage      Shares      Percentage                  Percentage
     Voted          of Shares       Voted       of Shares      Shares       of Shares
      For             Voted        Against        Voted      Abstaining     Abstained
======================================================================================
 22,577,868.037      90.842%     498,713.544     2.007%     1,808,116.533    7.275%
======================================================================================

* Broker non-votes constituted less than 1% of the shares voted.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       31

                      [This page intentionally left blank]

Smith Barney
Municipal High
Income Fund


Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence T. McDermott
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser

Mutual Management Corp.


Distributor

Smith Barney Inc.


Custodian

PNC Bank, N.A.


Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Municipal High Income Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


                                            SMITH BARNEY

                       A Member of TravelersGroup [LOGO]

Smith Barney Municipal
High Income Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0427 9/98

Smith Barney
Exchange
Reserve Fund
                                  [PHOTO OMITTED]           [PHOTO OMITTED]
                                  HEATH B. MCLENDON         PHYLLIS M. ZAHORODNY

                                  Chairman                  Vice President and
                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the period ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A summary of performance and more detailed financial information can be found in the appropriate sections that follow.

As of July 31, 1998, Class B shares of the Fund had an average annual yield of 4.42% and the average annual effective yield, which assumes the reinvestment of dividends, was 4.51%.

Please note that your investment in the Smith Barney Exchange Reserve Fund is neither insured, nor guaranteed, by the U.S. government. Moreover, no assurance can be given that the Smith Barney Exchange Reserve Fund will be able to maintain a stable net asset value ("NAV") of $l.00 per share.

Market Update and Outlook

So far in the second half of 1998, the U.S. economy's expansion remains intact. Strong consumer demand has fueled the U.S. economy for six straight quarters with 3.0% or better Gross Domestic Product ("GDP") growth. (GDP measures the total output of goods and services.) With little or no evidence of inflation, the Federal Reserve Board ("Fed") has been able to keep the federal-funds rate steady at 5.50% since March 1997. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) However, robust employment gains and the fear of higher wage pressures have kept the Fed on alert.

Counteracting strong U.S. economic growth are pressing questions from abroad. The Asian crisis (i.e., economic and currency problems in Indonesia, Thailand, South Korea and other parts of the region) has


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             1
finally started to negatively affect the U.S. trade balance. Moreover, Japan's severe banking problems will not go away and the Japanese economy continues to teeter on the brink of a recession. In addition, the future of Russia's economy remains cloudy at best.

Due primarily to the extraordinary strength of the U.S. economy, Fed Chairman Alan Greenspan shifted monetary policy from a neutral stance to a tightening bias at the March 31, 1998 Federal Open-Market Committee Meeting. (The Federal Open-Market Committee, or FOMC, is the committee that sets interest rates and credit policies for the Federal Reserve System.) However, the apparent lack of inflation has given Chairman Greenspan the opportunity to take a "wait and see" approach with respect to monetary policy. The major fear in the markets now is that a pre-emptive strike versus inflation could cause serious ramifications in the already unsettled Asian countries. Record inventory accumulation in the first quarter of 1998 along with the problem abroad should help to moderate U.S. economic growth and allow Greenspan to hold rates steady in the months ahead. Greenspan's latest testimony to Congress in July has verified his concern over Asia.

Effective, July 1, 1998, the Securities and Exchange Commission ("SEC") has adopted new rules that tighten risk exposure and necessitate additional monitoring of bank and insurance guarantees and obligor concentrations with respect to our asset-backed commercial paper. (Asset-backed commercial paper reflects cash flows from various types of receivables, and is generally accompanied by a partial guarantee.) All of our guarantors are rated A1/P1 or better by Moody's Investors Services, Inc. or Standard and Poor's Ratings Service, two major credit reporting and bond rating agencies. Any concentrations or obligors within asset-backed programs will meet the same stringent credit standards as we generally employ before we make any purchase. We believe the new SEC rules will further strengthen the overall quality of the money market fund industry.

Investment Strategy

Since the Exchange Reserve Fund continues to function as a temporary place for shareholder assets while they determine their investment strategies, cash flow in the Fund remains volatile. Therefore, we have maintained a short average life between 25 and 30 days.

Moreover, some of our banking and corporate names were eliminated during the reporting period. As replacements, we are considering adding some top-tier corporate names such as SBC Communications Inc., GTE Corp., Ameritech Capital Funding Corp. and Province De Quebec to the approved list.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Phyllis M. Zahorodny

Heath B. McLendon                  Phyllis M. Zahorodny
Chairman                           Vice President and
                                   Investment Officer

August 10, 1998


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             3

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1998
--------------------------------------------------------------------------------

     FACE                                             ANNUALIZED
    AMOUNT                SECURITY                       YIELD         VALUE
================================================================================

COMMERCIAL PAPER -- 83.4%
  $3,000,000  A.I. Credit matures 8/10/98                   5.54%  $  2,995,867
   1,910,000  American Home Products matures 9/18/98        5.57      1,895,967
   3,000,000  Associates Corp. of North America
                matures 9/9/98                              5.59      2,982,092
   3,000,000  Bank of New York matures 8/17/98              5.55      2,992,640
   2,000,000  BCI Funding Corp. matures 8/20/98             5.52      1,994,332
   3,000,000  Bear Stearns matures 8/10/98                  5.56      2,995,853
   3,000,000  Canadian Imperial Bank Commerce
                matures 8/10/98                             5.54      2,995,868
   3,000,000  Creditanstalt Finance matures 8/10/98         5.56      2,995,853
   3,000,000  Den Danske Bank matures 8/10/98               5.57      2,995,860
   3,000,000  Deutsche Bank matures 8/6/98                  5.55      2,997,696
   3,000,000  Dresdner Bank matures 9/8/98                  5.56      2,982,552
   3,000,000  E.I. du Pont de Nemours matures 8/18/98       5.54      2,992,180
   3,000,000  Ford Motor Credit matures 8/7/98              5.55      2,997,250
   3,000,000  General Electric Capital Corp.
                matures 8/11/98                             5.59      2,995,400
   3,000,000  Goldman, Sachs &Co. matures 8/10/98           5.56      2,995,867
   3,000,000  IBM Credit Corp. matures 8/27/98              5.55      2,988,040
   3,000,000  International Nederlanden US Funding Corp.
                matures 8/10/98                             5.56      2,995,853
   3,000,000  J.P. Morgan & Co. matures 8/18/98             5.58      2,992,209
   3,000,000  Morgan Stanley Dean Witter & Co.
                matures 8/26/98                             5.55      2,988,500
   1,800,000  Oesterreichsche Kontrollbank
                matures 11/20/98                            5.61      1,769,697
   2,900,000  Procter & Gamble Co. matures 8/6/98           5.50      2,897,793
   3,000,000  Rabobank matures 8/14/98                      5.54      2,994,020
   3,000,000  Saint-Gobain (Compagnie de) matures 9/1/98    5.58      2,985,792
   1,170,000  Transamerica Finance matures 8/14/98          5.56      1,167,663
   3,000,000  Union Bank of Switzerland matures 9/08/98     5.57      2,982,544
--------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
              (Cost-- $69,567,388)                                   69,567,388
================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 3.6%
   3,000,000  Chase Manhattan Bank matures 8/10/98
              (Cost-- $3,000,000)                           5.55      3,000,000
================================================================================
TIME DEPOSITS -- 10.8%
   3,000,000  Paribas S.A. matures 8/3/98                   5.66      3,000,000
   3,000,000  First Chicago (National Bank)
                matures 8/3/98                              5.67      3,000,000
   3,000,000  Bank Austriaengesellschaft matures 8/3/98     5.66      3,000,000
--------------------------------------------------------------------------------
              TOTAL TIME DEPOSITS
              (Cost-- $9,000,000)                                     9,000,000
================================================================================
REPURCHASE AGREEMENT -- 2.2%
   1,877,000  Morgan Stanly Dean Witter &Co., 5.610% due
              8/3/98; Proceeds at maturity -- $1,877,877;
              (Fully collateralized by U.S. Treasury Notes,
              7.500% due 11/15/01; Market value -- $1,931,747)
              (Cost-- $1,877,000)                                     1,877,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost-- $83,444,388*)                                 $83,444,388
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at amortized cost                                 $ 83,444,388
    Cash                                                                     20
    Interest receivable                                                  25,552
    Prepaid registration fees                                           280,070
--------------------------------------------------------------------------------
    Total Assets                                                     83,750,030
--------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                   178,089
    Investment advisory fees payable                                     23,870
    Distribution fees payable                                            23,427
    Administration fees payable                                          14,289
    Accrued expenses                                                      9,082
--------------------------------------------------------------------------------
    Total Liabilities                                                   248,757
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 83,501,273
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                     $     83,535
    Capital paid in excess of par value                              83,451,687
    Accumulated net realized loss from security transactions            (33,949)
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 83,501,273
================================================================================
Shares Outstanding:
    Class B                                                          74,220,974
    ----------------------------------------------------------------------------
    Class L                                                           9,314,248
    ----------------------------------------------------------------------------
Net Asset Value, Per Class                                                 $1.00
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             5

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                          $6,153,629
--------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 3)                                           543,651
    Investment advisory fees (Note 3)                                    326,309
    Administration fees (Note 3)                                         217,539
    Shareholder and system servicing fees                                 76,243
    Registration fees                                                     53,149
    Shareholder communications                                            38,273
    Audit and legal                                                       34,500
    Custody                                                               22,877
    Trustees' fees                                                         8,496
    Other                                                                  1,200
--------------------------------------------------------------------------------
    Total Expenses                                                     1,322,237
--------------------------------------------------------------------------------
Net Investment Income                                                  4,831,392
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                               4,628
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $4,836,020
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                       1998          1997
================================================================================
OPERATIONS:
    Net investment income                        $   4,831,392    $   6,415,575
    Net realized gain                                    4,628           16,879
--------------------------------------------------------------------------------
    Increase in Net Assets From Operations           4,836,020        6,432,454
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                  (4,831,392)      (6,415,575)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares               430,187,888      449,494,993
    Net asset value of shares issued for
      reinvestment of dividends                      4,209,538        5,561,231
    Cost of shares reacquired                     (473,623,461)    (492,215,760)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                      (39,226,035)     (37,159,536)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (39,221,407)     (37,142,657)

NET ASSETS:
    Beginning of year                              122,722,680      159,865,337
--------------------------------------------------------------------------------
    End of year                                  $  83,501,273    $ 122,722,680
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             7

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

There is a contingent deffered sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. For the year ended July 31, 1998, CDSCs paid to Smith Barney Inc. ("SB"), another subsidiary of SSBH, were approximately:

                                                                        Class B
================================================================================
 CDSCs                                                                 $349,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                                                        Class B         Class L
================================================================================
 Distribution Plan Fees                                $501,508         $42,143
================================================================================

All officers and one Trustee of the Trust are employees of SB.

4. Capital Loss Carryforward

At July 31, 1998, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $33,900, available to offset future capital gains through July 31, 1999. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             9

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Fund may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                                Year Ended           Year Ended
                                               July 31, 1998       July 31, 1997
================================================================================
Class B
Shares sold                                     319,546,146         352,876,972
Shares issued on reinvestment                     3,892,738           5,264,223
Shares redeemed                                (366,172,777)       (391,663,064)
--------------------------------------------------------------------------------
Net Decrease                                    (42,733,893)        (33,521,869)
================================================================================
Class L+
Shares sold                                     110,641,742          96,618,021
Shares issued on reinvestment                       316,800             297,008
Shares redeemed                                (107,450,684)       (100,552,696)
--------------------------------------------------------------------------------
Net Increase (Decrease)                           3,507,858          (3,637,667)
================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                     1998        1997            1996         1995         1994
=============================================================================================
Net Asset Value,
  Beginning of Year             $  1.00    $   1.00        $   1.00     $   1.00     $   1.00
---------------------------------------------------------------------------------------------
  Net investment income           0.044       0.043           0.044        0.044        0.022
  Dividends from net
    investment  income           (0.044)     (0.043)         (0.044)      (0.022)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year    $  1.00    $   1.00        $   1.00     $   1.00     $   1.00
---------------------------------------------------------------------------------------------
Total Return                       4.51%       4.43%           4.53%        4.49%        2.18%
---------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)            $74,186    $116,915        $150,421     $160,432     $252,246
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         1.21%       1.16%           1.17%        1.24%        1.26%
  Net investment income            4.43        4.34            4.45         4.35         2.24
=============================================================================================

Class L Shares(1)                  1998        1997         1996       1995(2)
===========================================================================
Net Asset Value,
  Beginning of Year             $  1.00     $  1.00      $  1.00     $ 1.00
---------------------------------------------------------------------------
  Net investment income           0.044       0.043        0.044      0.035
  Dividends from net
    investment income            (0.044)     (0.043)      (0.035)
---------------------------------------------------------------------------
Net Asset Value, End of Year    $  1.00     $  1.00      $  1.00     $ 1.00
---------------------------------------------------------------------------
Total Return                       4.52%       4.42%        4.51%      3.52%++
---------------------------------------------------------------------------
Net Assets,
  End of Year (000s)            $ 9,315     $ 5,808      $ 9,444     $2,850
---------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         1.21%       1.16%        1.17%      1.21%+
  Net investment income            4.43        4.34         4.39       4.76+
===========================================================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            11

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the one-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                              /s/ KPMG Peat Marwick LLP

New York, New York
September 16, 1998


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 6, February 20 and March 9, 1998, special meetings of shareholders of the Trust were held for the purpose of voting on the following matters:

1. To elect Trustees of the Trust; and
2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                         Shares       Percentage       Shares      Percentage
                          Voted        of Shares        Voted       of Shares
Name of Trustees           For           Voted         Against        Voted
================================================================================
Lee Abraham          470,650,429.393     97.232%   13,397,258.703     2.768%
Alan Bloostein       470,662,468.281     97.235    13,385,219.815     2.765
Richard Hanson       470,785,649.601     97.260    13,262,038.495     2.740
Heath B. McLendon    470,800,123.228     97.633    13,247,564.868     2.737
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
M Diversification                                                       Approved
--------------------------------------------------------------------------------
M Borrowing                                                             Approved
--------------------------------------------------------------------------------
E Pledging Assets                                                       Approved
--------------------------------------------------------------------------------
M Lending by the Fund                                                   Approved
--------------------------------------------------------------------------------
R Margin and Short Sales                                                Approved
--------------------------------------------------------------------------------
M Real Estate                                                           Approved
--------------------------------------------------------------------------------
R Securities of other Investment Companies                              Approved
--------------------------------------------------------------------------------
R Investment in Oil, Gas, Land and Mineral Exploration                  Approved
--------------------------------------------------------------------------------
R Puts and Calls                                                        Approved
================================================================================


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            13

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited) (continued)
--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
54,758,274.376   86.571%   2,180,477.749    3.447%    6,313,704.406   9.982%
================================================================================

* Broker non-votes constituted less than one percent of voted shares.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 0.17% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            15

                     (This page intentionally left blank.)

                                 [PHOTO OMITTED]


                                                      Smith Barney
[PHOTO OMITTED]                                       Convertible
                                                      Fund

                                                      -------------
                                                      ANNUAL REPORT
                                                      -------------

                                                      July 31, 1998

                                               [LOGO] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Everyday(SM).

Smith Barney
Convertible Fund
================================================================================

The Smith Barney Convertible Fund ("Fund") seeks current income and capital appreciation by investing in convertible securities. Convertible securities are bonds or preferred stocks that can be converted into a predetermined number of shares of common stocks after a predetermined date.

Smith Barney Convertible Fund
Average Annual Total Returns
July 31, 1998

                                    Without Sales Charges(1)
                  -------------------------------------------------------------
                  Class A           Class B           Class L        Class O(2)
===============================================================================
One-Year           1.97%             1.51%              N/A             1.53%
-------------------------------------------------------------------------------
Five-Year          9.37              8.84               N/A              N/A
-------------------------------------------------------------------------------
Ten-Year           N/A               9.00               N/A              N/A
-------------------------------------------------------------------------------
Since Inception+   10.40             8.76             (0.74)%++        12.21
===============================================================================

                                     With Sales Charges(3)
                  -------------------------------------------------------------
                  Class A           Class B           Class L        Class O(2)
===============================================================================
One-Year           (3.13)%          (3.03)%             N/A            0.62%
-------------------------------------------------------------------------------
Five-Year           8.25             8.70               N/A            N/A
-------------------------------------------------------------------------------
Ten-Year            N/A              9.00               N/A            N/A
-------------------------------------------------------------------------------
Since Inception+    9.41             8.76            (2.69)%++        12.21
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2)   On June 12, 1998, Class C shares were renamed Class O shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Our strategy is to focus on quality companies that issue convertible securities that offer attractive total return possibilities and the potential for reduced risk and volatility. The Fund's portfolio consists primarily of convertible bonds and convertible preferred stocks. We rarely invest in other asset classes such as common stocks. Moreover, the Fund should be close to fully invested at all times unless market conditions warrant otherwise.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A             SCRAX

               Class B             SCVSX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ..........................................................  1

Historical Performance ......................................................  5

Smith Barney Convertible Fund at a Glance ...................................  7

Schedule of Investments .....................................................  8

Statement of Assets and Liabilities ......................................... 13

Statement of Operations ..................................................... 14

Statements of Changes in Net Assets ......................................... 15

Notes to Financial Statements ............................................... 16

Financial Highlights ........................................................ 20

Independent Auditors' Report ................................................ 25

Additional Shareholder Information .......................................... 26

Tax Information ............................................................. 27

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]               [PHOTO OMITTED]

Heath B. McLendon             Robert E. Swab

Chairman                      Vice President and
                              Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Convertible Fund ("Fund") for the year ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions, and outline the Fund's strategy. Detailed summaries of performance and current holdings can be found in the appropriate sections that follow.

A Specialty Series Fund

The Smith Barney Convertible Fund is part of the Specialty Series of Smith Barney Mutual Funds. The Specialty Series Funds are mutual funds that explore opportunities in a narrower sector of the market or by using a narrower investment focus.

Performance Overview

For the year ended July 31, 1998, the Smith Barney Convertible Fund had a total return of 1.97% for Class A shares without sales charges. This compared with its Lipper Analytical Services, Inc. peer group average of 6.96%.

Convertible securities are unique investments that have the characteristics of both stocks and bonds, and typically possess lower risk than common stocks, but still may provide more appreciation potential than bonds. The Smith Barney Convertible Fund is a well-diversified portfolio that invests primarily in convertible securities and generally avoids investing in other asset classes such as common stock.

Economic and Market Overview

This past year, the U.S. economy continued to grow, further extending the business cycle expansion that began in early 1991. The current expansion is now one of the longest on record. During the past twelve months, the U.S. economy continued to benefit from high consumer confidence, high employment, low interest rates (a result of a favorable inflation environment) and increasing worker productivity. During the reporting period, two important sectors of the U.S. economy showed exceptional strength: housing and retail. Housing was particularly strong as lower rates provided many consumers with an opportunity to refinance their existing mortgages at lower rates or make new purchases. Retail sales, including auto sales, have increased dramatically this past year as high employment and the subsequent rise in personal income led to an increase in both consumer confidence and spending.

During the past year, the U.S. economy grew in excess of 3% on an annual basis. Until recently, many investment professionals believed that the Federal Reserve Bank ("Fed") would have to raise interest rates in an effort to slow the rate of growth in the U.S. economy and to limit inflationary pressures. However, during the past several months, U.S. economic growth has shown signs of moderating. The economic difficulties in the Far East, especially Japan, appear to be having a more pronounced impact on the global economy than previously forecasted. Despite the fact that many investment professionals believe corporate profits will be negatively impacted by Asia, we still believe the U.S. economy should be minimally affected by the events in Asia. In fact, the problems in Asia could moderate U.S. economic growth enough that the Fed would not have to alter its current neutral monetary policy.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1

The financial markets performed well this past year as both the stock and bond markets registered positive returns. The Standard & Poor's 500 Index ("S&P 500"), a capitalization-weighted measure of 500 widely held common stocks, was by far the best-performing major index the past twelve months, rising about 17.4% (excluding dividends). On the other hand, the Russell 2000 Index, an index consisting of smaller-capitalization companies, eked out only a small gain of 1.3% during the same period. Investors concerned over the events in Asia gravitated to large-capitalization, blue-chip companies that have a history of growing earnings consistently. These large-capitalization companies were also the focus of many stock fund managers who continued to see large inflows of money into their funds from retirement plans and 401(k) plans.

The bond market performed well again this past year as interest rates went lower in response to low inflation and the "flight to quality" mentality that has developed due primarily to events in Asia. In addition, the U.S. government's projection of a budget surplus for 1998 is having a favorable impact on the bond market. For example, during the past twelve months, through July 31, 1998, the yield on the 30-year U.S. Treasury bond dropped from 6.30% to 5.72%.

Throughout the past year, the convertible securities market's performance was negatively influenced by the general underperformance of smaller-capitalization companies. Approximately 60% of the convertible security universe is now made up of issues that are rated below investment grade (i.e., less than Baa by Moody's Investors Service Inc. or BBB by Standard & Poor's Ratings Service, two major credit reporting and bond rating agencies). Lower-rated convertible securities are typically associated with smaller-capitalization companies, many of which can be found in the Russell 2000 Index.

As previously noted, the Russell 2000 Index underperformed the S&P 500 by a large amount this past year. In our view, this is one of the primary reasons the convertible securities market underperformed when compared with broader large-capitalization indices such as the S&P 500 or the Dow Jones Industrial Average. A large valuation disparity exists now between the large-capitalization companies and small-capitalization companies. We think there's considerable opportunity now for capital appreciation in the small-capitalization universe. Why?

Smaller-capitalization companies typically derive a large portion of earnings from business done within the U.S. Therefore, events overseas should have a minimal impact on results as long as the U.S. economy continues to grow. Moreover, the growth rate of earnings for smaller-capitalization companies generally exceeds the earnings growth rates of larger-capitalization ones. Therefore, from a relative earnings standpoint, smaller-capitalization companies look attractive.

Investment Strategy

The Smith Barney Convertible Fund's primary investment objective is to provide investors with current income and capital appreciation by investing in convertible securities. Our strategy is to focus on quality companies that issue convertible securities that offer attractive total return possibilities and the potential for reduced risk and volatility. The Fund's portfolio consists primarily of convertible bonds and convertible preferred stocks.

We rarely invest in other asset classes, such as common stocks. Moreover, the Fund should be close to fully invested at all times unless market conditions warrant otherwise. We believe our investment approach can provide shareholders with a higher degree of downside protection than most other convertible funds.

The Fund also seeks to reduce volatility and risk by investing in a broad range of different economic sectors. Over 20 different industries are now represented in the Fund. Some of the sectors well represented in the Fund include retail, manufacturing, lodging and select technology issues. We believe these sectors offer attractive capital appreciation opportunities over the next year. Since


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
our report in January, the Fund has established positions in:

o Fleetwood Enterprise, one of the nation's top makers of recreational vehicles and manufactured housing.

o Suiza Foods, a leading producer of milk and related dairy products, plastic packaging and packaged ice.

o Alpharma, a company that makes generic and proprietary pharmaceuticals for humans and health products for animals.

o Interim Services, a provider of temporary personnel to businesses, professional and service organizations, and government agencies.

Over the past six months, we added to our positions in:

o Mascotech, an independent supplier of engine and drivetrain components and sub-assemblies for the global transportation industry.

o     Rite-Aid, one of the nation's top three drugstore chains.

o Mark IV, a maker of engineered components and systems for fluid handling, filtration and power steering applications.

During the reporting period, we sold our positions in Airtouch Communications, Park Electrochemical, NABI Inc., Cellstar and Adaptec due to changes in the underlying company's fundamentals. We also scaled back in our holdings of International Paper and Corning Inc. because of these companies' significant overseas exposure. Our position in Occidental Petroleum was called for redemption.

The overall universe of convertible securities is still growing as companies continue to issue convertibles as a way to raise money. As of July 31, 1998, the convertible securities market is now in excess of $140 billion. Year to date, more than 70 companies issued convertibles with more than $18 billion dollars in net proceeds raised. Approximately $9 billion of convertibles were redeemed during this time due to the strength of the U.S. stock market, as many issues lost their call protection.

Market Outlook

The U.S. economy should continue to grow over the next year as domestic demand remains strong because of high consumer confidence and a rise in personal incomes. We anticipate the U.S. economy should grow in the 2% to 3% range during the next twelve months and extend the expansion for another year. The problems in Asia, specifically Japan, are serious. Unless major reforms are implemented in Japan, this region will be a source of continued uncertainty. Global growth could be negatively impacted over the next year as long as the difficulties in Asia persist.

We expect the good news on inflation in the U.S. to be sustained this year as a result of 1) more inexpensive imports entering our country from currency devaluations in many emerging markets and 2) global competition. During the past several years, global competition has forced many companies to keep the price of their products or services low relative to peers, in fear of losing valuable market share. In this environment, we believe the Fed will probably keep short-term interest rates steady for the remainder of 1998. In terms of corporate profitability, we expect the decline in the growth rate of earnings witnessed since the beginning of the year to continue over the next several quarters. The moderating economy (i.e., second quarter 1998 GDP rose only 1.4%) coupled with emerging market economic pressures should continue to put pressure on U.S. corporate profits. The growth in corporate earnings could slow to 3% to 4% this year relative to the double-digit growth seen in the past few years.

The stock market has provided investors with returns in excess of 20% annually the past few years. We believe the fundamentals are still strong enough to warrant further gains in the stock market. However, we do not expect to see returns of 20% during the next several years. We anticipate more traditional returns of 8% to 12% for the stock market. As


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  3
previously noted, we remain positive on smaller-capitalization companies because they typically derive a large portion of earnings from inside the U.S. From a relative earnings standpoint, we like the prospects of select smaller-capitalization companies.

Lastly, we believe interest rates should stay relatively stable over the next year and should provide some support for the stock market. The Smith Barney Convertible Fund should provide competitive, risk-adjusted returns in this type of environment.

In closing, thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ Robert E. Swab

Heath B. McLendon             Robert E. Swab
Chairman                      Vice President and
                              Investment Officer

August 8, 1998

Top Five Stock Holdings*                                     As of July 31, 1998
--------------------------------------------------------------------------------
1. Kmart Financing                                                          2.2%
--------------------------------------------------------------------------------
2. Equity Office Properties Trust                                           1.9
--------------------------------------------------------------------------------
3. American General Corp.                                                   1.8
--------------------------------------------------------------------------------
4. International Paper Co.                                                  1.8
--------------------------------------------------------------------------------
5. Unocal Capital Trust                                                     1.8
--------------------------------------------------------------------------------

Top Five Bond Holdings*                                      As of July 31, 1998
--------------------------------------------------------------------------------
1. Mascotech Inc.                                                           3.3%
--------------------------------------------------------------------------------
2. Rite Aid Corp.                                                           2.8
--------------------------------------------------------------------------------
3. Mark IV Industries                                                       2.6
--------------------------------------------------------------------------------
4. Alpharme Inc.                                                            2.3
--------------------------------------------------------------------------------
5. Hilton Hotels Corp.                                                      2.3
--------------------------------------------------------------------------------
* As a percentage of total investments.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain     Return    Total
Year Ended              of Year   of Year  Dividends  Distributions  of Capital Returns(1)
==========================================================================================
7/31/98                 $18.61    $16.90    $0.79        $1.26          $0.00     1.97%
------------------------------------------------------------------------------------------
7/31/97                  15.66     18.61     0.75         0.36           0.00    26.94
------------------------------------------------------------------------------------------
7/31/96                  15.27     15.66     0.73         0.00           0.00     7.41
------------------------------------------------------------------------------------------
7/31/95                  14.56     15.27     0.73         0.00           0.00    10.35
------------------------------------------------------------------------------------------
7/31/94                  14.99     14.56     0.73         0.00           0.00     1.99
------------------------------------------------------------------------------------------
Inception* -- 7/31/93    13.82     14.99     0.51         0.03           0.00    12.63+
==========================================================================================
  Total                                     $4.24        $1.65          $0.00
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain     Return    Total
Year Ended              of Year   of Year  Dividends  Distributions  of Capital Returns(1)
==========================================================================================
7/31/98                 $18.60    $16.89    $0.71        $1.26          $0.00     1.51%
------------------------------------------------------------------------------------------
7/31/97                  15.66     18.60     0.67         0.36           0.00    26.29
------------------------------------------------------------------------------------------
7/31/96                  15.27     15.66     0.66         0.00           0.00     6.91
------------------------------------------------------------------------------------------
7/31/95                  14.56     15.27     0.66         0.00           0.00     9.80
------------------------------------------------------------------------------------------
7/31/94                  14.99     14.56     0.66         0.00           0.00     1.50
------------------------------------------------------------------------------------------
7/31/93                  13.84     14.99     0.62         0.04           0.00    13.40
------------------------------------------------------------------------------------------
7/31/92                  12.51     13.84     0.64         0.00           0.02    16.25
------------------------------------------------------------------------------------------
7/31/91                  12.21     12.51     0.68         0.00           0.03     8.86
------------------------------------------------------------------------------------------
7/31/90                  13.80     12.21     0.83         0.11           0.04    (4.53)
------------------------------------------------------------------------------------------
7/31/89                  13.04     13.80     0.86         0.01           0.00    13.09
==========================================================================================
  Total                                     $6.99        $1.78          $0.09
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       --------------------
                       Beginning     End      Income    Capital Gain     Return    Total
Period Ended           of Period  of Period  Dividends  Distributions  of Capital Returns(1)
============================================================================================
Inception* -- 7/31/98   $17.14     $16.90     $0.12        $0.00         $0.00    (0.74)%+
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain     Return    Total
Year Ended              of Year   of Year  Dividends  Distributions  of Capital Returns(1)
==========================================================================================
7/31/98                 $18.58    $16.87    $0.71        $1.26          $0.00     1.53%
------------------------------------------------------------------------------------------
7/31/97                  15.64     18.58     0.68         0.36           0.00    26.37
------------------------------------------------------------------------------------------
7/31/96                  15.27     15.64     0.67         0.00           0.00     6.82
------------------------------------------------------------------------------------------
Inception* -- 7/31/95    14.09     15.27     0.49         0.00           0.00    12.17+
==========================================================================================
  Total                                     $2.55        $1.62          $0.00
==========================================================================================


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain     Return    Total
Year Ended              of Year   of Year  Dividends  Distributions  of Capital Returns(1)
==========================================================================================
7/31/98                 $18.66    $16.98    $0.84        $1.26          $0.00     2.42%
------------------------------------------------------------------------------------------
7/31/97                  15.68     18.66     0.80         0.36           0.00    27.44
------------------------------------------------------------------------------------------
Inception* -- 7/31/96    16.15     15.68     0.39         0.00           0.00    (0.56)+
==========================================================================================
  Total                                     $2.03        $1.62          $0.00
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                               Without Sales Charge(1)
                                    --------------------------------------------
                                    Class A  Class B  Class L   Class O  Class Y
================================================================================
Year Ended 7/31/98                    1.97%   1.51%     N/A       1.53%    2.42%
--------------------------------------------------------------------------------
Five Years Ended 7/31/98              9.37    8.84      N/A        N/A      N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/98                N/A    9.00      N/A        N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/98           10.40    8.76    (0.74)%+   12.21    11.09
================================================================================

                                                 With Sales Charge(2)
                                    --------------------------------------------
                                    Class A  Class B  Class L   Class O  Class Y
================================================================================
Year Ended 7/31/98                  (3.13)%  (3.03)%    N/A       0.62%    2.42%
--------------------------------------------------------------------------------
Five Years Ended 7/31/98             8.25     8.70      N/A        N/A      N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/98               N/A     9.00      N/A        N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/98           9.41     8.76    (2.69)%+   12.21    11.09
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/98)                             76.23%
--------------------------------------------------------------------------------
Class B (7/31/88 through 7/31/98)                               136.66
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                             (0.74)
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/98)                             53.73
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                             29.79
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Convertible Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard &Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+

--------------------------------------------------------------------------------

                             July 1988 -- July 1998

   [The following table was depicted as a line chart in the printed material.]

                                         SB Conv.        Lipper          S&P

July 1988                                 10000          10000          10000
July 1989                                 10814          11525          13193
July 1990                                 10427          11688          14051
July 1991                                 11471          12829          15845
July 1992                                 13570          15024          17871
July 1993                                 15502          17744          19433
July 1994                                 15735          18351          20435
July 1995                                 17276          20775          25770
July 1996                                 18469          22555          30037
July 1997                                 23326          26892          42155
July 1998                                 23678          28716          50292

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Standard & Poor's 500 Index is composed of widely-held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 19 mutual funds, as of July 31, 1998, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

    [The folowing table was depicted as a bar graph in the printed material.]

Broadcasting - Radio and Television                               3.9%
Diversified and Conglomerate Mfg.                                 5.9%
Environmental Control                                             4.7%
Finance Companies - Consumer Credit                               4.2%
Health Care, Drugs & Hospital Supplies                            9.3%
Lodging                                                           6.0%
Metals and Mining                                                 8.5%
Oil and Natural Gas                                               4.8%
Real Estate Development - REITS                                   5.0%
Retail                                                           10.8%
Other                                                            36.9%

Investment Breakdown*
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Repurchase Agreement                                              2.0%

Convertible Bonds and Notes                                      59.1%

Convertible Preferred Stock                                      38.9%

*     As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1998
--------------------------------------------------------------------------------

            SHARES                                  SECURITY                                            VALUE
===============================================================================================================
CONVERTIBLE PREFERRED STOCK -- 38.9%

Broadcasting - Radio and Television -- 1.4%
            30,000                 CSC Holdings, Inc., Series I, Exchange 8.500%                    $ 1,957,500
---------------------------------------------------------------------------------------------------------------
Building and Construction -- 2.4%
            40,000                 Beazer Homes USA, Series A, Exchange 8.000%                        1,305,000
            40,000                 Fleetwood Capital Trust, Exchange 6.000%+                          2,050,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,355,000
---------------------------------------------------------------------------------------------------------------
Electronics and Military -- 1.6%
            50,000                 Coltec Capital Trust, Exchange 5.250%+                             2,225,000
---------------------------------------------------------------------------------------------------------------
Finance Companies - Consumer Credit -- 4.2%
            30,000                 American General Corp., Series A, Exchange $3.00                   2,595,000
            50,000                 CNB Capital Trust I, Exchange 6.000%                               1,375,000
            30,000                 St. Paul Capital LLC, Exchange 6.000%                              1,920,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,890,000
---------------------------------------------------------------------------------------------------------------
Home Furnishings -- 1.3%
            30,000                 Newell Financial Trust, Exchange 5.250%                            1,800,000
---------------------------------------------------------------------------------------------------------------
Lodging -- 1.4%
            40,000                 Host Marriot Financial Trust, Exchange 6.750%+++                   2,010,000
---------------------------------------------------------------------------------------------------------------
Metals and Mining -- 6.4%
            30,000                 Amax Gold Inc., Series B, Exchange $3.75                           1,256,250
                                   Bethlehem Steel Corp.:
            30,000                   Exchange $3.50+                                                  1,293,750
            32,000                   Exchange $5.00                                                   1,758,000
            40,000                 Timet Capital Trust I,  Exchange 6.625%++                          1,635,000
            30,000                 TXI Capital Trust I,  Exchange 5.500%                              1,275,000
            40,000                 WHX Corp., Series A, Exchange 6.500%                               1,810,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      9,028,000
---------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.3%
            15,000                 Central Parking Financial Trust, Exchange 5.250%+                    425,625
---------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 2.9%
            30,000                 El Paso Energy Capital Trust I, Exchange 4.750%                    1,515,000
            50,000                 Unocal Capital Trust, Exchange 6.250%++                            2,593,750
---------------------------------------------------------------------------------------------------------------
                                                                                                      4,108,750
---------------------------------------------------------------------------------------------------------------
Packaging and Containers -- 0.7%
            20,000                 Corning Delaware LP, Exchange 6.000%                               1,057,500
---------------------------------------------------------------------------------------------------------------
Paper, Forest Products and Printing -- 1.8%
            50,000                 International Paper Co., Exchange 5.250%                           2,468,750
---------------------------------------------------------------------------------------------------------------
Real Estate Development - REITS -- 5.0%
            50,000                 Archstone Communities Trust, Series A, Exchange $1.75              1,437,500
            60,000                 Equity Office Properties Trust, Exchange 5.250%+                   2,647,500
            50,000                 Felcor Lodging Trust Inc., Series A, Exchange $1.95                1,118,750
            40,000                 Glenborough Realty Trust, Series A, Exchange 7.750%                  880,000
            40,000                 Tanger Factory Outlet Centers Inc., Depository Shares,
                                     Series A, Exchange $1.802                                        1,005,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      7,088,750
---------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

            SHARES                                  SECURITY                                            VALUE
===============================================================================================================
Rental - Auto/Equipment -- 1.2%
            30,000                 Budget Group Capital Trust, Exchange 6.250%+                     $ 1,646,250
---------------------------------------------------------------------------------------------------------------
Restaurants - Food Service -- 2.4%
            50,000                 Suiza Capital Trust II, Exchange 5.500%+                           2,268,750
            20,000                 Wendy's Financing I, Series A, Exchange 5.000%                     1,065,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,333,750
---------------------------------------------------------------------------------------------------------------
Retail -- 2.2%
            50,000                 Kmart Financing, Exchange 7.750%                                   3,100,000
---------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.1%
            20,000                 Loral Space & Communications, Exchange 6.000%+                     1,495,000
---------------------------------------------------------------------------------------------------------------
Transportation Services -- 1.7%
            15,000                 CNF Trust I, Series A, Exchange 5.000%                               945,000
            30,000                 Union Pacific Capital Trust, Exchange 6.250%+                      1,368,750
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,313,750
---------------------------------------------------------------------------------------------------------------
Utilities -- 0.9%
            30,000                 Calenergy Capital Trust, Exchange 6.500%+++                        1,342,500
---------------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCK

                                   (Cost -- $54,444,825)                                             54,646,125
===============================================================================================================

             FACE
            AMOUNT       RATING                            SECURITY                                     VALUE
===============================================================================================================
CONVERTIBLE BONDS AND NOTES -- 59.1%

Aerospace and Defense -- 0.9%
          $1,000,000     B-          Kellstrom Industries Inc., 5.750% due 10/15/02+                  1,230,000
---------------------------------------------------------------------------------------------------------------
Automobile Parts -- 2.6%
           2,500,000     AA+         Deutsche Bank Finance B.V., zero coupon due 2/12/17              1,456,250
           2,000,000     A-          Magna International Inc., 4.875% due 2/15/05                     2,222,500
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,678,750
---------------------------------------------------------------------------------------------------------------
Broadcasting - Radio and Television -- 2.5%
           2,000,000     BBB-        Clear Channel Communications Inc., 2.625% due 4/1/03             2,237,500
           3,000,000     B-          Jacor Communications Inc., zero coupon due 2/9/18                1,327,500
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,565,000
---------------------------------------------------------------------------------------------------------------
Building and Construction -- 1.0%
           3,200,000     BBB-        Lenar Corp., zero coupon due 7/29/18                             1,472,000
---------------------------------------------------------------------------------------------------------------
Communications -- 3.4%
           1,500,000     A+          Bell Atlantic Financial Services Corp., 5.750% due 4/1/03+       1,552,500
           1,500,000     B           California Microwave Inc., Sub. Notes, 5.250% due 12/15/03       1,215,000
           2,000,000     NR          MRV Communications Inc., 5.000% due 6/15/03+++                   1,997,500
---------------------------------------------------------------------------------------------------------------
                                                                                                      4,765,000
---------------------------------------------------------------------------------------------------------------
Data Processing -- 1.5%
           2,000,000     BB-         National Data Corp., 5.000% due 11/1/03                          2,087,500
---------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

             FACE
            AMOUNT       RATING                            SECURITY                                     VALUE
===============================================================================================================
Diversified and Conglomerate Manufacturing -- 5.9%
                                     Mark IV Industries:
          $3,000,000     BB+             4.750% due 11/1/04+                                       $  2,707,500
           1,000,000     BB+             4.750% due 11/1/04                                             902,500
           5,000,000     B+          Mascotech Inc., 4.500% due 12/15/03                              4,625,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      8,235,000
---------------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Services -- 1.5%
           1,000,000     B-          Getty Images Inc., 4.750% due 6/1/03+                              961,250
           1,000,000     B+          Mail-Well Inc., 5.000% due 11/1/02                               1,205,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,166,250
---------------------------------------------------------------------------------------------------------------
Electronics - Computers and Software -- 3.8%
             500,000     B+          Aspen Technology Inc., 5.250% due 6/15/05+++                       432,500
           1,000,000     B+          Micron Technology Inc., 7.000% due 7/1/04                          975,000
           3,000,000     BB          National Semiconductor, 6.500% due 10/1/02+                      2,741,250
           2,500,000     NR          Network Associates Inc., zero coupon due 2/13/18+                1,209,375
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,358,125
---------------------------------------------------------------------------------------------------------------
Environmental Control -- 4.7%
           2,000,000     A-          Thermo Electron Corp., 4.250% due 1/1/03                         1,886,250
           2,000,000     BBB-        U.S. Filter Corp., 4.500% due 12/15/01                           2,040,000
           2,000,000     BBB         Waste Management Inc., 4.000% due 2/1/02                         2,730,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      6,656,250
---------------------------------------------------------------------------------------------------------------
Health Care, Drugs and Hospital Supplies -- 9.3%
           3,000,000     B           Alpharma Inc., 5.750% due 4/1/05+                                3,210,000
           2,000,000     BBB-        Alza Corp., 5.000% due 5/1/06                                    2,427,500
           2,000,000     BBB-        Athena Neurosciences Inc., 4.750% due 11/15/04                   2,470,000
           1,000,000     B1*         Concentra Managed Care Inc., 4.500% due 3/15/03+                   885,000
           2,000,000     BB-         Phycor Inc., 4.500% due 2/15/03                                  1,510,000
           3,000,000     BB-         Tenet Healthcare Corp., 6.000% due 12/1/05                       2,595,000
---------------------------------------------------------------------------------------------------------------
                                                                                                     13,097,500
---------------------------------------------------------------------------------------------------------------
Human Resources -- 2.2%
           1,000,000     NR          Data Processing Resources Corp., 5.250% due 4/1/05+              1,123,750
           2,000,000     BB+         Interim Services Inc., 4.500% due 6/1/05                         1,995,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,118,750
---------------------------------------------------------------------------------------------------------------
Insurance -- 1.1%
           1,250,000     BB+         Penn Treaty America Corp., 6.250% due 12/1/03                    1,487,500
---------------------------------------------------------------------------------------------------------------
Leisure, Amusement and Motion Picture -- 0.3%
             500,000     BB-         Scholastic Corp., 5.000% due 8/15/05                               463,750
---------------------------------------------------------------------------------------------------------------
Lodging -- 4.6%
           2,000,000     B1*         Capstar Hotel Corp., 4.750% due 10/15/04                         1,615,000
           3,000,000     Baa2*       Hilton Hotels Corp., 5.000% due 5/15/06                          3,015,000
           2,500,000     B           Signature Resorts Inc., 5.750% due 1/15/07                       1,818,750
---------------------------------------------------------------------------------------------------------------
                                                                                                      6,448,750
---------------------------------------------------------------------------------------------------------------
Metals and Mining -- 2.1%
           3,000,000     Baa2*       Inco Ltd., 7.750% due 3/15/16                                    2,921,250
---------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1998
--------------------------------------------------------------------------------

             FACE
            AMOUNT       RATING                            SECURITY                                     VALUE
===============================================================================================================
Oil and Natural Gas -- 1.9%
          $1,000,000     A-          Diamond Offshore Drilling, 3.750% due 2/15/07                 $  1,050,000
           2,000,000     B-          Parker Drilling Corp., 5.500% due 8/1/04                         1,615,000
---------------------------------------------------------------------------------------------------------------
                                                                                                      2,665,000
---------------------------------------------------------------------------------------------------------------
Printing -- 1.2%
           1,500,000     BB-         World Color Press Inc., 6.000% due 10/1/07                       1,627,500
---------------------------------------------------------------------------------------------------------------
Retail -- 8.6%
           1,000,000     A3*         Costco Companies Inc., zero coupon due 8/19/17                     706,250
           1,000,000     B-          Homebase Inc., 5.250% due 11/1/04+                               1,023,750
           1,000,000     B           The Men's Wearhouse Inc., 5.250% due 3/1/03                      1,410,000
                                     Rite Aid Corp.:
           2,000,000     BBB           5.250% due 9/15/02+                                            2,585,000
           1,000,000     BBB           5.250% due 9/15/02                                             1,292,500
           2,000,000     B1*         Saks Holdings, 5.500% due 9/15/06                                1,970,000
           2,000,000     B1*         The Sports Authority Inc., 5.250% due 9/15/01                    1,770,000
           3,400,000     BB-         Whole Foods Market Inc., zero coupon due 3/2/18+                 1,330,250
---------------------------------------------------------------------------------------------------------------
                                                                                                     12,087,750
---------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE BONDS AND NOTES
                                     (Cost -- $83,497,312)                                           83,131,625
===============================================================================================================
REPURCHASE AGREEMENT -- 2.0%
           2,824,000                 Goldman, Sachs & Co., 5.599% due 8/3/98;
                                     Proceeds at maturity -- $2,825,318; (Fully collateralized
                                     by U.S. Treasury Notes, 5.375% due 7/31/00;
                                     Market value -- $2,881,795) (Cost -- $2,824,000)                 2,824,000
===============================================================================================================
                                     TOTAL INVESTMENTS -- 100%
                                     (Cost -- $140,766,137**)                                      $140,601,750
===============================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    A portion of this security is on loan (See Note 6).

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 12 for definition of ratings.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $140,766,137)               $140,601,750
     Collateral for securities on loan (Note 6)                    8,714,200
     Cash                                                                639
     Dividends and interest receivable                             1,111,375
     Receivable for Fund shares sold                               4,229,882
     Receivable for securities sold                                  622,569
----------------------------------------------------------------------------
     Total Assets                                                155,280,415
----------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                       8,714,200
     Dividends payable                                               328,400
     Payable for Fund shares purchased                                96,845
     Investment advisory fees payable                                 59,714
     Administration fees payable                                      23,885
     Distribution fees payable                                         3,282
     Accrued expenses                                                 66,938
----------------------------------------------------------------------------
     Total Liabilities                                             9,293,264
----------------------------------------------------------------------------
Total Net Assets                                                $145,987,151
============================================================================
NET ASSETS:
     Par value of shares of beneficial interest                 $      8,620
     Capital paid in excess of par value                         142,253,882
     Overdistributed net investment income                          (185,015)
     Accumulated net realized gain on security transactions        4,074,051
     Net unrealized depreciation of investments                     (164,387)
----------------------------------------------------------------------------
Total Net Assets                                                $145,987,151
============================================================================
Shares Outstanding:
     Class A                                                       2,116,817
     -----------------------------------------------------------------------
     Class B                                                       2,106,579
     -----------------------------------------------------------------------
     Class L                                                          12,436
     -----------------------------------------------------------------------
     Class O                                                          92,315
     -----------------------------------------------------------------------
     Class Y                                                       4,291,745
     -----------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                   $16.90
     -----------------------------------------------------------------------
     Class B *                                                        $16.89
     -----------------------------------------------------------------------
     Class L **                                                       $16.90
     -----------------------------------------------------------------------
     Class O **                                                       $16.87
     -----------------------------------------------------------------------
     Class Y (and redemption price)                                   $16.98
     -----------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value)          $17.79
     -----------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)          $17.07
============================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 13

-------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                      $  4,567,144
     Dividends                                                        2,549,377
-------------------------------------------------------------------------------
     Total Investment Income                                          7,116,521
-------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                  665,663
     Distribution fees (Note 2)                                         400,232
     Administration fees (Note 2)                                       266,265
     Shareholder and system servicing fees                              113,162
     Registration fees                                                   75,794
     Audit and legal                                                     63,254
     Shareholder communications                                          37,701
     Custody                                                              6,001
     Trustees' fees                                                       5,880
     Other                                                                4,796
-------------------------------------------------------------------------------
     Total Expenses                                                   1,638,748
-------------------------------------------------------------------------------
Net Investment Income                                                 5,477,773
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                           56,815,617
       Cost of securities sold                                       49,118,335
-------------------------------------------------------------------------------
     Net Realized Gain                                                7,697,282
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments:
       Beginning of year                                             10,861,629
       End of year                                                     (164,387)
-------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                        (11,026,016)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (3,328,734)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  2,149,039
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                  For the Year Ended July 31,
--------------------------------------------------------------------------------

                                                                              1998           1997
====================================================================================================
OPERATIONS:
     Net investment income                                               $  5,477,773   $  4,400,288
     Net realized gain                                                      7,697,282      7,647,258
     (Increase) decrease in net unrealized depreciation                   (11,026,016)    11,619,495
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                 2,149,039     23,667,041
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (5,935,316)    (4,250,885)
     Net realized gains                                                    (9,092,705)    (2,061,461)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                      (15,028,021)    (6,312,346)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                      57,487,605     23,690,727
     Net asset value of shares issued for reinvestment of dividends         7,328,412      4,067,509
     Cost of shares reacquired                                            (18,012,365)   (20,188,440)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                   46,803,652      7,569,796
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     33,924,670     24,924,491
NET ASSETS:
     Beginning of year                                                    112,062,481     87,137,990
----------------------------------------------------------------------------------------------------
     End of year*                                                        $145,987,151   $112,062,481
====================================================================================================
  *  Includes undistributed (overdistributed) net investment income of:  $   (185,015)  $    171,445
====================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 15

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open=end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex=dividend date and interest income, adjusted for accretion of original discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex=dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1998, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for a portion of net investment income amounting to $108,166 was reclassified to paid=in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1998, SB received no brokerage commissions.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

On June 12, 1998, the Fund's existing Class C shares were renamed Class O shares. In addition, on June 15, 1998, transactions in Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%, commenced. For the year ended July 31, 1998, SB received sales charges of approximately $19,000 and $2,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended July 31, 1998, CDSCs paid to SB were approximately $50,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                                                                   Distribution
                                                                    Plan Fees
================================================================================
Class A                                                             $ 95,296
--------------------------------------------------------------------------------
Class B                                                              293,887
--------------------------------------------------------------------------------
Class L                                                                  255
--------------------------------------------------------------------------------
Class O                                                               10,794
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short=term securities) were as follows:

================================================================================
Purchases                                                       $103,164,456
--------------------------------------------------------------------------------
Sales                                                             56,815,617
================================================================================

At July 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 9,356,719
Gross unrealized depreciation                                      (9,521,106)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $  (164,387)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exer-


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

cises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1998, the Fund had no open purchased put or call options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 1998, the Fund did not write any options.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1998, the Fund loaned common stocks having a value of $8,502,941 and holds the following collateral for loaned securities:

Security Description
================================================================================
Time Deposits:
  Deutsche Bank, 5.688% due 8/3/98                                    $1,834,225
  Svenska Handelsbanken, 5.688% due 8/3/98                             1,834,225
Repurchase Agreements:
  Goldman, Sachs & Co., 5.700% due 8/3/98                              2,076,052
  Merrill Lynch, 5.670% due 8/3/98                                     1,834,225
  Morgan Stanley, 5.670% due 8/3/98                                    1,135,473
--------------------------------------------------------------------------------
Total                                                                 $8,714,200
================================================================================

7. Shares of Beneficial Interest

At July 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the existing Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At July 31, 1998, total paid-in capital amounted to the following for each class:

                         Class A      Class B    Class L     Class O     Class Y
==================================================================================
Total Paid-in Capital  $30,585,434  $34,907,573  $216,303  $1,523,725  $75,029,467
==================================================================================

Transactions in shares of each class were as follows:

                                      Year Ended                 Year Ended
                                    July 31, 1998               July 31, 1997
                               ------------------------    ----------------------
                                 Shares       Amount       Shares       Amount
=================================================================================
Class A
Shares sold                      187,183   $  3,373,179    163,074   $  2,748,028
Shares issued on reinvestment    211,208      3,642,177    116,254      1,943,840
Shares redeemed                 (366,561)    (6,468,130)  (422,237)    (7,047,021)
---------------------------------------------------------------------------------
Net Increase (Decrease)           31,830   $    547,226   (142,909)  $ (2,355,153)
=================================================================================
Class B
Shares sold                      215,590   $  3,822,846    244,740   $  4,102,534
Shares issued on reinvestment    205,341      3,534,856    124,505      2,077,233
Shares redeemed                 (622,216)   (11,110,774)  (770,612)   (12,939,859)
---------------------------------------------------------------------------------
Net Decrease                    (201,285)  $ (3,753,072)  (401,367)  $ (6,760,092)
=================================================================================
Class L+
Shares sold                       15,235   $    263,764         --             --
Shares issued on reinvestment         63          1,070         --             --
Shares redeemed                   (2,862)       (48,369)        --             --
---------------------------------------------------------------------------------
Net Increase                      12,436   $    216,465         --             --
=================================================================================
Class O++
Shares sold                       37,643   $    677,932     35,625   $    596,934
Shares issued on reinvestment      8,745        150,309      2,775         46,436
Shares redeemed                  (21,450)      (385,092)   (12,011)      (201,552)
---------------------------------------------------------------------------------
Net Increase                      24,938   $    443,149     26,389   $    441,818
=================================================================================
Class Y
Shares sold                    2,733,387   $ 49,349,884    972,230   $ 16,243,231
Shares issued on reinvestment         --             --         --             --
Shares redeemed                       --             --         (1)            (8)
---------------------------------------------------------------------------------
Net Increase                   2,733,387   $ 49,349,884    972,229   $ 16,243,223
=================================================================================

+ For Class L shares, transactions are for the period from June 15, 1998 (inception date) to July 31, 1998.
++    On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                               1998      1997     1996(1)    1995     1994
=========================================================================================
Net Asset Value, Beginning of Year         $ 18.61   $ 15.66   $ 15.27    $14.56   $14.99
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.73      0.78      0.74      0.74     0.72
  Net realized and unrealized gain (loss)    (0.39)     3.28      0.38      0.70    (0.42)
-----------------------------------------------------------------------------------------
Total Income From Operations                  0.34      4.06      1.12      1.44     0.30
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.79)    (0.75)    (0.73)    (0.73)   (0.73)
  Net realized gains                         (1.26)    (0.36)       --        --       --
-----------------------------------------------------------------------------------------
Total Distributions                          (2.05)    (1.11)    (0.73)    (0.73)   (0.73)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 16.90   $ 18.61   $ 15.66   $ 15.27   $14.56
-----------------------------------------------------------------------------------------
Total Return                                  1.97%    26.94%     7.41%    10.35%    1.99%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $35,780   $38,803   $34,888   $35,238   $2,294
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.25%     1.27%     1.40%     1.40%    1.40%
  Net investment income                       4.09      4.61      4.68      5.13     4.80
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         49%       57%       59%       48%      54%
=========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                               1998      1997    1996(1)     1995      1994
==========================================================================================
Net Asset Value, Beginning of Year         $ 18.60   $ 15.66   $ 15.27   $ 14.56   $ 14.99
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.64      0.69      0.66      0.67      0.65
  Net realized and unrealized gain (loss)    (0.38)     3.28      0.39      0.70     (0.42)
------------------------------------------------------------------------------------------
Total Income From Operations                  0.26      3.97      1.05      1.37      0.23
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.71)    (0.67)    (0.66)    (0.66)    (0.66)
  Net realized gains                         (1.26)    (0.36)       --        --        --
------------------------------------------------------------------------------------------
Total Distributions                          (1.97)    (1.03)    (0.66)    (0.66)    (0.66)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 16.89   $ 18.60   $ 15.66   $ 15.27   $ 14.56
------------------------------------------------------------------------------------------
Total Return                                  1.51%    26.29%     6.91%     9.80%     1.50%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $35,570   $42,927   $42,420   $45,524   $85,190
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.74%     1.77%     1.90%     1.90%     1.88%
  Net investment income                       3.60      4.12      4.18      4.63      4.32
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         49%       57%       59%       48%       54%
==========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class L Shares                                                       1998(1)
============================================================================
Net Asset Value, Beginning of Period                                $  17.14
----------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                                 0.05
  Net realized and unrealized loss                                     (0.17)
----------------------------------------------------------------------------
Total Loss From Operations                                             (0.12)
----------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                (0.12)
  Net realized gains                                                      --
----------------------------------------------------------------------------
Total Distributions                                                    (0.12)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  16.90
----------------------------------------------------------------------------
Total Return                                                           (0.74)%++
----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $    210
----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                              1.98%+
  Net investment income                                                 2.51+
----------------------------------------------------------------------------
Portfolio Turnover Rate                                                   49%
============================================================================
(1)   For the period from June 15, 1998 (inception date) to July 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class O Shares(1)                               1998     1997    1996(2)  1995(3)(4)
====================================================================================
Net Asset Value, Beginning of Year             $18.58   $15.64   $15.27     $14.09
------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.63     0.67     0.67       0.50
  Net realized and unrealized gain (loss)       (0.37)    3.31     0.37       1.17
------------------------------------------------------------------------------------
Total Income From Operations                     0.26     3.98     1.04       1.67
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.71)   (0.68)   (0.67)     (0.49)
  Net realized gains                            (1.26)   (0.36)      --         --
------------------------------------------------------------------------------------
Total Distributions                             (1.97)   (1.04)   (0.67)     (0.49)
------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $16.87   $18.58   $15.64     $15.27
------------------------------------------------------------------------------------
Total Return                                     1.53%   26.37%    6.82%     12.17%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $1,557   $1,252   $  641     $   83
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.70%    1.74%    1.86%      1.87%+
  Net investment income                          3.63     4.14     4.17       4.77+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                            49%      57%      59%        48%
====================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994, the former Class D shares were renamed Class C shares.
(4)   For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                1998        1997     1996(1)(2)
============================================================================
Net Asset Value, Beginning of Year          $ 18.66     $ 15.68       $16.15
----------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.77        0.83         0.38
  Net realized and unrealized gain (loss)     (0.35)       3.31        (0.46)
----------------------------------------------------------------------------
Total Income (Loss) From Operations            0.42        4.14        (0.08)
----------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.84)      (0.80)       (0.39)
  Net realized gains                          (1.26)      (0.36)          --
----------------------------------------------------------------------------
Total Distributions                           (2.10)      (1.16)       (0.39)
----------------------------------------------------------------------------
Net Asset Value, End of Year                $ 16.98     $ 18.66       $15.68
----------------------------------------------------------------------------
Total Return                                   2.42%      27.44%       (0.56)%++
----------------------------------------------------------------------------
Net Assets, End of Year (000s)              $72,870     $29,080       $9,189
----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.83%       0.85%        1.00%+
  Net investment income                        4.49        5.04         4.98+
----------------------------------------------------------------------------
Portfolio Turnover Rate                          49%         57%          59%
============================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP

New York, New York
September 16, 1998


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 25

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1.    To elect Trustees of the Trust; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                         Percentage                   Percentage
                         Shares Voted    of Shares    Shares Voted     of Shares
Name of Directors             For          Voted        Against      Voted Against
==================================================================================
Lee Abraham             470,650,429.393   97.232%    13,397,258.703      2.768%
Allan J. Bloostein      470,662,468.281   97.235     13,385,219.815      2.765
Richard E. Hanson, Jr.  470,785,649.601   97.260     13,262,038.495      2.740
Heath B. McLendon       470,800,123.228   97.263     13,247,564.868      2.737
==================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
M  Diversification                                                      Approved
--------------------------------------------------------------------------------
M  Industry Concentration                                               Approved
--------------------------------------------------------------------------------
M  Borrowing                                                            Approved
--------------------------------------------------------------------------------
E  Pledging Assets                                                      Approved
--------------------------------------------------------------------------------
M  Lending by the Fund                                                  Approved
--------------------------------------------------------------------------------
R  Margin and Short Sales                                               Approved
--------------------------------------------------------------------------------
M  Real Estate                                                          Approved
--------------------------------------------------------------------------------
R  Securities of other Investment Companies                             Approved
--------------------------------------------------------------------------------
R  Investment in Oil, Gas, Land and Mineral Exploration                 Approved
--------------------------------------------------------------------------------
R  Puts and Calls                                                       Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

    Shares     Percentage     Shares     Percentage                 Percentage
    Voted      of Shares      Voted       of Shares      Shares      of Shares
     For         Voted       Against    Voted Against  Abstaining    Abstained
================================================================================
4,556,977.876   88.772%    131,621.311     2.564%      444,752.771    8.664%
================================================================================

*     Broker non-votes constituted less than one percent of the shares voted.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1998:

      o     A corporate dividends received deduction of 28.09%.

      o The Taxpayer Relief Act of s1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

               *   Total long-term capital gain distributions paid of $5,650,112
                     $1,872,226 are considered "28 percent rate gains". $3,777,886 are considered "20 percent rate gains".

A total of 7.62% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 27

Smith Barney
Convertible Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert E. Swab
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Convertible Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY

      A Member of Travelers Group[LOGO]

Smith Barney Convertible Fund

Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD01020 9/98